METROPOLITAN SERIES FUND, INC.

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                        Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

METROPOLITAN SERIES FUND, INC.
(Name of registrant as specified in its charter)

Payment of Filing Fee (check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount previously paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

METROPOLITAN SERIES FUND, INC.

501 Boylston Street

Boston, Massachusetts 02116

Dear Contract Holder:

I am writing to ask for your vote on important matters concerning your investment in the series (each, a “Portfolio” and collectively, the “Portfolios”) of Metropolitan Series Fund, Inc. (the “Fund”). The Board of Directors of the Fund (the “Board”) has called a special meeting of shareholders of the Portfolios scheduled for February 24, 2012 at the offices of MetLife Advisers, LLC, 501 Boylston Street, Boston, Massachusetts 02116, at 10:00 a.m. Eastern Time (the “Meeting”). The purpose of the Meeting is to ask shareholders to consider the following important proposals:

(I) To elect Directors of the Fund (“Proposal I”);

(II) To approve for each Portfolio of the Fund an Amended and Restated Advisory Agreement between the Fund, on behalf of such Portfolio, and MetLife Advisers, LLC, the Fund’s investment adviser (the “Manager”) (“Proposal II”); and

(III) To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for (i) the transfer of all of the assets of each Portfolio of the Fund to, and the assumption of all of the liabilities of each Portfolio of the Fund by, a separate, corresponding newly-formed series (a “New Portfolio”) of Metropolitan Series Fund, a newly-formed Delaware statutory trust (the “New Trust”), in exchange for shares of the corresponding New Portfolio; (ii) the distribution of such shares to the shareholders of each Portfolio in complete liquidation of the Portfolio; and (iii) the dissolution of the Fund under Maryland law (collectively, the “Reorganization”) (“Proposal III” and, together with Proposal I and Proposal II, the “Proposals”).

In addition, shareholders may be asked to consider and act upon other matters which may properly come before the Meeting or any adjournment or postponement thereof.

In Proposal I, shareholders are asked to elect four (4) new directors and re-elect five (5) existing directors for, among other things, the purpose of substantially aligning the membership of the Board with the board that oversees the other investment company portfolios advised by the Manager (the “MIST Portfolios” and, together with the Portfolios, the “MetLife Funds Complex”). The Board has determined that it would be beneficial to the Fund and that certain efficiencies may inure to the Fund if substantially similar boards were responsible for the oversight of all of the funds in the MetLife Funds Complex given, among other things, the increased similarity between the operations of the Portfolios and the MIST Portfolios and the additional responsibilities imposed on board members generally as a result of recent regulatory developments. If elected, each of the board members, except for me, is expected to qualify as a board member who is not an “interested person” (as defined in the Investment Company Act of 1940, as amended) of the Fund.

In Proposal II, shareholders of each Portfolio are asked to approve an Amended and Restated Advisory Agreement with the Manager for the purpose of revising the terms of that Agreement to reflect, among other things, that the Fund may retain a third party to perform administrative services for each Portfolio at the Portfolio’s expense, and to limit generally the Manager’s role in respect of those administrative services to supervising and overseeing them. Under the Amended and Restated Advisory Agreement for each Portfolio, the Manager would no longer be obligated to provide administrative services to the Portfolios.

If shareholders of a Portfolio approve Proposal II, the Fund expects, at a future date, to retain for the Portfolio a third-party service provider that specializes in providing administrative services to mutual funds. The Manager and Board believe the Portfolios may benefit over the long term from the retention of a third-party administrator dedicated to the business of providing administrative services to mutual fund families. If Proposal II were approved by each Portfolio and a third-party administrator were retained on behalf of the Portfolios, the Manager estimates, based on a preliminary review of the market, that each Portfolio’s total annual operating expenses would increase by less than 0.005% of the Portfolio’s average daily net assets, assuming current asset levels for the funds in the MetLife Funds Complex remain the same and that the entire MetLife Funds Complex retains the same third-party administrator. There can be no assurances that a Portfolio’s total annual operating expenses will not increase by more than the amount shown above.

In addition, with respect to the advisory agreements of the Barclays Capital Aggregate Bond Index Portfolio, Loomis Sayles Small Cap Growth Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MFS Value Portfolio, Morgan Stanley EAFE Index Portfolio, Neuberger Berman Mid Cap Value Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio only (collectively, the “Group A Portfolios”), additional amendments are proposed to modernize the terms of the Group A Portfolios’ advisory agreements and to align the terms of the Group A Portfolios’ current advisory agreements with those of the advisory agreements of the other Portfolios of the Fund.

In Proposal III, shareholders are asked to approve the reorganization of the Fund, currently a Maryland corporation, as a Delaware statutory trust. The New Trust expects to adopt the registration statement of the Fund, such that each New Portfolio is expected to have, immediately after the Reorganization, the same investment objectives and policies as the corresponding Portfolio to whose business it will succeed. In addition, each New Portfolio is expected to be managed by the same investment adviser, subadviser (if applicable) and portfolio managers as its corresponding Portfolio. No changes to any of the Portfolios’ expense structures would be expected to result if Proposal III is approved by shareholders. The Manager and Board believe the Fund may benefit from certain flexibility provided by the Reorganization (e.g., the ability to authorize the issuance of an unlimited number of shares) and certain efficiencies that may be achieved by having all of the funds in the MetLife Funds Complex organized as Delaware statutory trusts (e.g., the elimination of certain legal costs that result from operating a family of funds that does not have uniform organizational documents).

After careful consideration, the Board unanimously recommends that you vote “FOR” each Proposal.

A Notice of Special Meeting of Shareholders is enclosed, followed by a proxy statement relating to the Proposals (the “Proxy Statement”). Please review the enclosed Proxy Statement for a more detailed description of the Proposals.

As an owner of a variable life insurance policy or variable annuity contract issued by separate accounts of Metropolitan Life Insurance Company and its insurance company affiliates (collectively, the “Insurance Companies”), you have the right to instruct your Insurance Company how to vote at the Meeting on the Proposals. You may give voting instructions for the number of shares of the relevant Portfolio(s) attributable to your life insurance policy or annuity contract as of the close of business on November 30, 2011.

Your vote is very important to us regardless of the number of shares attributable to your variable life insurance policy or variable annuity contract. Please read the Proxy Statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Meeting on February 24, 2012. VOTING IS QUICK AND EASY. EVERYTHING YOU WILL REQUIRE IS ENCLOSED. To cast your vote simply complete, sign and return the Voting Instruction Card in the enclosed postage-paid envelope. As an alternative to voting by mail you may also vote either via the Internet or by telephone, as explained on the Voting Instruction Card. You may still vote in person if you attend the Meeting.

We encourage you to vote via the Internet or by telephone using the control number that appears on your enclosed Voting Instruction Card. Use of Internet or telephone voting will reduce the time and costs associated with this proxy solicitation.

If you have any questions after considering the enclosed materials, please call your financial representative.

Sincerely,

Elizabeth M. Forget

President

METROPOLITAN SERIES FUND, INC.

Artio International Stock Portfolio

Barclays Capital Aggregate Bond Index Portfolio

BlackRock Aggressive Growth Portfolio

BlackRock Bond Income Portfolio

BlackRock Diversified Portfolio

BlackRock Large Cap Value Portfolio

BlackRock Legacy Large Cap Growth Portfolio

BlackRock Money Market Portfolio

Davis Venture Value Portfolio

FI Value Leaders Portfolio

Jennison Growth Portfolio

Loomis Sayles Small Cap Core Portfolio

Loomis Sayles Small Cap Growth Portfolio

Met/Artisan Mid Cap Value Portfolio

Met/Dimensional International Small Company Portfolio

MetLife Conservative Allocation Portfolio

MetLife Conservative to Moderate Allocation Portfolio

MetLife Mid Cap Stock Index Portfolio

MetLife Moderate Allocation Portfolio

MetLife Moderate to Aggressive Allocation Portfolio

MetLife Stock Index Portfolio

MFS® Total Return Portfolio

MFS® Value Portfolio

Morgan Stanley EAFE Index Portfolio

Neuberger Berman Genesis Portfolio

Neuberger Berman Mid Cap Value Portfolio

Oppenheimer Global Equity Portfolio

Russell 2000 Index Portfolio

T. Rowe Price Large Cap Growth Portfolio

T. Rowe Price Small Cap Growth Portfolio

Van Eck Global Natural Resources Portfolio

Western Asset Management Strategic Bond Opportunities Portfolio

Western Asset Management U.S. Government Portfolio

Zenith Equity Portfolio

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a Special Meeting (the “Meeting”) of the shareholders of Metropolitan Series Fund, Inc. (the “Fund”) and each series of the Fund (each, a “Portfolio” and, collectively, the “Portfolios”) will be held at 10:00 a.m. Eastern Time on February 24, 2012, at the offices of MetLife Advisers, LLC (the “Manager”), 501 Boylston Street, Boston, Massachusetts 02116 for the following purposes:

1.	To elect Directors of the Fund.

2.	To approve an Amended and Restated Advisory Agreement between the Fund, on behalf of each Portfolio, and the Manager.

3.	To approve an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of each Portfolio of the Fund to, and the assumption of all of the liabilities of each Portfolio of the Fund by, a separate, corresponding newly-formed series (a “New Portfolio”) of Metropolitan Series Fund, a Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (ii) the distribution of such shares to the shareholders of each Portfolio in complete liquidation of each Portfolio; and (iii) the dissolution of the Fund under Maryland law.

In addition, shareholders may be asked to consider and act upon other matters which may properly come before the Meeting or any adjournment or postponement thereof.

Shareholders of record at the close of business on the record date, November 30, 2011, are entitled to notice of and to vote at the Meeting and any adjourned or postponed session thereof.

By order of the Board of Directors of the Fund,

Michael P. Lawlor, Assistant Secretary

December 30, 2011

NOTICE: YOUR VOTE IS IMPORTANT. PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. YOU CAN ALSO VOTE VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED VOTING INSTRUCTION CARD. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

METROPOLITAN SERIES FUND, INC.

501 Boylston Street

Boston, Massachusetts 02116

Artio International Stock Portfolio

Barclays Capital Aggregate Bond Index Portfolio

BlackRock Aggressive Growth Portfolio

BlackRock Bond Income Portfolio

BlackRock Diversified Portfolio

BlackRock Large Cap Value Portfolio

BlackRock Legacy Large Cap Growth Portfolio

BlackRock Money Market Portfolio

Davis Venture Value Portfolio

FI Value Leaders Portfolio

Jennison Growth Portfolio

Loomis Sayles Small Cap Core Portfolio

Loomis Sayles Small Cap Growth Portfolio

Met/Artisan Mid Cap Value Portfolio

Met/Dimensional International Small Company Portfolio

MetLife Conservative Allocation Portfolio

MetLife Conservative to Moderate Allocation Portfolio

MetLife Mid Cap Stock Index Portfolio

MetLife Moderate Allocation Portfolio

MetLife Moderate to Aggressive Allocation Portfolio

MetLife Stock Index Portfolio

MFS® Total Return Portfolio

MFS® Value Portfolio

Morgan Stanley EAFE Index Portfolio

Neuberger Berman Genesis Portfolio

Neuberger Berman Mid Cap Value Portfolio

Oppenheimer Global Equity Portfolio

Russell 2000 Index Portfolio

T. Rowe Price Large Cap Growth Portfolio

T. Rowe Price Small Cap Growth Portfolio

Van Eck Global Natural Resources Portfolio

Western Asset Management Strategic Bond Opportunities Portfolio

Western Asset Management U.S. Government Portfolio

Zenith Equity Portfolio

PROXY STATEMENT

This Proxy Statement is being furnished in connection with the solicitation of voting instructions by the Board of Directors (the “Board of Directors,” the “Board,” or the “Directors”) of Metropolitan Series Fund, Inc. (the “Fund”) for use at the special meeting (the “Meeting”) of shareholders of the Fund and each of the Fund’s series (each, a “Portfolio” and, collectively, the “Portfolios”). The Meeting will be held at 10:00 a.m. Eastern Time on February 24, 2012, at the offices of MetLife Advisers, LLC, 501 Boylston Street, Boston, Massachusetts 02116. This Proxy Statement and its enclosures are being mailed to shareholders of the Portfolios beginning on or about January 6, 2012. Shareholders of record at the close of business on November 30, 2011 (the “Record Date”) are entitled to vote on the proposals, as set forth below.

THE PROPOSALS

As described in greater detail below, this Proxy Statement relates to proposals:

(i) to elect Directors of the Fund for the purpose of, among other things, substantially aligning the membership of the Board with the board that oversees the other portfolios in the MetLife Funds Complex (as defined below) (“Proposal I”);

(ii) to approve for each Portfolio of the Fund an Amended and Restated Advisory Agreement between the Fund, on behalf of such Portfolio, and MetLife Advisers, LLC, the Fund’s investment adviser (the “Manager”) (“Proposal II”); and

(iii) to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for (a) the transfer of all of the assets of each Portfolio of the Fund to, and the assumption of all of the liabilities of each Portfolio of the Fund by, a separate, corresponding newly-formed series (a “New Portfolio”) of Metropolitan Series Fund, a newly formed Delaware statutory trust (the “New Trust”), in exchange for shares of the corresponding New Portfolio; (b) the distribution of such shares to the shareholders of each Portfolio in complete liquidation of each Portfolio; and (c) the dissolution of the Fund under Maryland law (collectively, the “Reorganization”) (“Proposal III” and, together with Proposal I and Proposal II, the “Proposals”).

With respect to Proposals I and III, the shareholders of the Portfolios will vote together as a single class. With respect to Proposal II, the shareholders of each Portfolio will vote separately. The approval and implementation of any one of the Proposals is not contingent on the approval of any of the other Proposals.

INTRODUCTION

The Fund, an open-end management investment company, is a Maryland corporation that was formed in 1982. The Fund is a series-type company with 34 separate series. The Manager advises a number of other investment companies that are series of a separate entity (such other investment companies, the “MIST Portfolios” and together with the Portfolios, the “MetLife Funds Complex”),

Met Investors Series Trust (“MIST”), formed as a Delaware statutory trust. At a meeting of the Fund’s Board on August 18, 2011 (the “August Meeting”), the Manager introduced a number of proposals to the Board that were intended to align more closely the operations of the Portfolios and the MIST Portfolios. The Manager proposed (i) aligning substantially the membership of the Board with the membership of the Board of Trustees of MIST (the “MIST Board” or the “MIST Trustees”) by electing certain of the MIST Trustees to serve on the Fund’s Board; (ii) amending each Portfolio’s existing advisory agreement for the purpose of revising the terms of those agreements to reflect that the Fund may retain a third party to perform administrative services for each Portfolio at such Portfolio’s expense, and to limit the Manager’s role in respect of those administrative services to supervising and overseeing them; and (iii) reorganizing the Fund as a Delaware statutory trust.

The Board formed a Special Ad Hoc Committee (the “Special Committee”), comprised solely of Directors of the Fund who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund (“Independent Directors”) to evaluate the proposals made by the Manager at the August Meeting. The Special Committee held its first meeting on August 18, 2011 during which it considered, among other things, the information it would need to evaluate the Manager’s proposals.

Over the following three months, the Special Committee met in person and by phone several more times to discuss and evaluate information provided by the Manager in respect of the proposals; provide comments on the materials and information provided by the Manager regarding the proposals; review and discuss the experience and qualifications of the MIST Trustees under consideration to be nominated to the Fund’s Board; and request, where necessary, additional information from the Manager. During that period, members of the Special Committee also attended a meeting of the MIST Board and met separately with the Trustees of MIST who are not “interested persons” (as defined in the 1940 Act) of MIST.

On November 10, 2011, the Special Committee met to review and discuss an additional proposal from the Manager to align substantially the advisory agreements of each of the Portfolios and, as part of that proposal, to modernize the terms of certain of the Portfolios’ advisory agreements.

Throughout its review of the proposals, the Special Committee was advised by counsel to the Fund and separate counsel to the Independent Directors.

At a meeting of the Fund’s Board on November 16-17, 2011 (the “November Meeting”), the Manager made a revised presentation regarding each of the proposals introduced at the August Meeting and the November 10, 2011 Meeting. Based upon the unanimous recommendation of the Special Committee and the Board’s own review of the proposals, the Board approved a form of Amended and Restated Advisory Agreement between the Fund, on behalf of each Portfolio, and the Manager (the

“Amended Advisory Agreement”) and the Reorganization Agreement. Acting on nominations made by the Board’s Nominating Committee, the Fund’s Board approved the nominations of Messrs. Stephen M. Alderman, Robert Boulware and Daniel A. Doyle and Ms. Susan C. Gause, each currently a MIST Trustee, to the Fund’s Board. In addition, the Board determined to seek the re-election of Mses. Nancy Hawthorne, Linda B. Strumpf, Dawn M. Vroegop and Elizabeth M. Forget and Mr. Keith M. Schappert by shareholders of the Fund. The Board also called a shareholder meeting for the purpose of asking shareholders to act on the Proposals.

If elected, any newly elected directors will join the Fund’s Board and, if approved, any Amended Advisory Agreement is expected to become effective as to the Portfolios approving it on or about April 30, 2012. The reorganization of the Fund, if approved, is expected to close on April 30, 2012, although the date may be adjusted in accordance with the Reorganization Agreement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSALS I, II AND III.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on February 24, 2012.

This proxy statement and each Portfolio’s most recent reports to shareholders are available at www.metlife.com/msf.

PROPOSAL I – ELECTION OF BOARD MEMBERS

The Fund’s Board is recommending that shareholders elect the following persons as Directors of the Fund: Stephen M. Alderman, Robert Boulware, Daniel A. Doyle and Susan C. Gause (the “New Nominees”), such elections to be effective on or about April 30, 2012, and re-elect Nancy Hawthorne, Keith M. Schappert, Linda B. Strumpf, Dawn M. Vroegop and Elizabeth M. Forget (the “Director Nominees,” and together with the New Nominees, the “Nominees”) as Directors of the Fund. The Board is recommending the election of the New Nominees, each of whom currently serves as a Trustee on the MIST Board (as do Mses. Forget and Vroegop), for the purposes of, among other things, substantially aligning the members of the Board with the membership of the MIST Board, which is the board that oversees the MIST Portfolios. If elected, each of the Nominees, except Ms. Forget, is expected to qualify as an Independent Director of the Fund. Ms. Forget is an “interested person” of the Fund (as defined in the 1940 Act) because of her position as President of the Manager and her ownership of securities issued by MetLife, Inc. (“MetLife”), the ultimate parent company of the Manager.

Over the past several months, representatives of the Fund’s Board participated in informal and formal meetings with the Manager, counsel to the Fund and counsel to the Board’s Independent Directors to review and discuss ways to coordinate and enhance the governance of the MetLife Funds Complex, given, among other things, the increased similarity between the operations of the Portfolios and the MIST Portfolios and the additional responsibilities imposed on board members generally as a result of recent regulatory developments. Among the subjects considered by the Board was the possible substantial alignment of the memberships of the Board and the MIST Board. The Board considered the potential benefits of such an alignment, including, among other things, (i) the potential for enhanced board oversight of portfolio operations throughout the MetLife Funds Complex; (ii) the potential for further uniformity of practices throughout the MetLife Funds Complex; (iii) the potential for key personnel of the Manager to oversee Fund operations more efficiently by enabling them to address matters concerning both Boards simultaneously; and (iv) the potential for operational efficiencies by, for example, decreasing the time dedicated to preparing for and holding multiple regular board meetings each calendar quarter.

After extensive discussions and meetings, the Nominating Committee of the Board, composed exclusively of Board members who are Independent Directors, determined that it would be beneficial to the Fund if substantially similar boards were responsible for overseeing the operations of the entire MetLife Funds Complex. Throughout these discussions the Nominating Committee of the Board was advised by counsel to the Independent Directors.

At the November Meeting, the Nominating Committee of the Board determined to recommend to the full Board the New Nominees for election to the Board and the Director Nominees for re-election to the Board. Acting on that recommendation at the November Meeting, the Board approved those nominations and called a meeting of shareholders to allow shareholders of the Fund to vote on the election and re-election, respectively, of the New Nominees and the Director Nominees to the Board.

To further align the boards that oversee the operations of the MetLife Funds Complex, the Manager has informed the Fund that the MIST Board expects to ask shareholders of MIST to elect each of the Director Nominees who do not already serve as members of the MIST Board as Trustees of MIST effective on or about April 30, 2012.

Information about each Nominee is set forth below. If elected by the shareholders of the Fund, it is expected that each Nominee would serve on the Board and, subject to MIST shareholder approval, on the MIST Board.

Information Concerning Nominees, Directors and Executive Officers

The following table provides information concerning the Nominees for election or re-election by shareholders, current Directors not proposed for re-election to the Board, and the executive officers of the Fund. Unless otherwise noted, the address of the current Directors and officers of the Fund is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116, and the address of the New Nominees is c/o Met Investors Series Trust, 5 Park Plaza, Suite 1900, Irvine, California 92614.

Mr. Ludes, a current Director, is expected to retire at the end of the 2011 calendar year. Messrs. Garban, Scott Morton and Typermass are expected to retire from the Board either before or at the time the New Nominees, if elected, join the Board. Following their retirement from the Board, Messrs. Garban and Scott Morton are expected to serve as Directors Emeriti to the Board and will commit to attend meetings of the Board, if requested by the Independent Directors, and will remain available for consultation by the Independent Directors of the Fund until December 31, 2012. As compensation for their service, each Director Emeritus will receive the pro rated portion of the retainer they would have received had they remained on the Board through December 31, 2012.

Each New Nominee elected and each Director Nominee re-elected to the Board at the Meeting will serve until his or her successor has been elected and qualified, or until he or she dies, resigns or is removed. Each Nominee has indicated a willingness to serve if elected.

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Director or Nominee	Other Directorships Held by Director During the Past 5 Years(1)
Nominees
Stephen M. Alderman (52)	Nominee	N/A	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	88	Since December 2000, Trustee, MIST**; Director, International Truck Leasing Corp.

Robert Boulware (55)	Nominee	N/A	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	88	Since March 2008, Trustee, MIST**; since 2005, Director, Gainsco, Inc. (auto insurance).

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Director or Nominee	Other Directorships Held by Director During the Past 5 Years(1)
Daniel A. Doyle, CFA (53)	Nominee	N/A	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	88	Since February 2007, Trustee, MIST**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (59)	Nominee	N/A	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	88	Since March 2008, Trustee, MIST**.

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Director or Nominee	Other Directorships Held by Director During the Past 5 Years(1)
Nancy Hawthorne (60)	Director and Nominee	Indefinite; From 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor); from August 2007 to December 2007, Interim Chief Executive Officer, Avid Technology, Inc. (computer software company); formerly, Executive Vice President, MediaOne (cable television company); formerly, Chief Financial Officer, Continental Cablevision (cable television company).	88	Since 2009, Director, THL Credit, Inc.**; Since 1997, Director, Avid Technology, Inc.**; Since January 2008, Lead Director, Avid Technology, Inc.; from May 2004 to May 2007, Chairman, Avid Technology, Inc.; from December 1993 to September 2002, Director, Perini Corporation (construction company)**.

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Director or Nominee	Other Directorships Held by Director During the Past 5 Years(1)
Keith M. Schappert (60)	Director and Nominee	Indefinite; From 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners; from 2006 to March 2008, Executive Vice Chairman and Asset Management Regional Head, Americas of Credit Suisse (investment management company); from 2002 to 2006, President and Chief Executive Officer, Federated Investment Advisory Companies; from 1990 to 2001, President, J.P. Morgan Fleming Asset Management, President, J.P. Morgan Asset Management, Inc., President, Chief Executive Officer and Vice Chairman of J.P. Morgan Investment Management; from 1973 to 1990, Managing Director, Head of Fixed Income, Vice President, Fixed Income Portfolio Manager and Assistant Vice President, J.P. Morgan Investment Management, Inc.	88	Since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Director or Nominee	Other Directorships Held by Director During the Past 5 Years(1)
Linda B. Strumpf, CFA (64)	Director and Nominee	Indefinite; From 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation; from 1982 to December 1992, Director of Equity Investments, Ford Foundation; formerly, Vice President and Portfolio Manager, Equitable Life Assurance Society.	88	Since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Director or Nominee	Other Directorships Held by Director During the Past 5 Years(1)
Dawn M. Vroegop (45)	Director and Nominee	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since December 2000, Trustee, MIST**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Interested Director and Nominee
Elizabeth M. Forget* (45)	President, Director and Nominee	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; from July 2000 to April 2007, Vice President, MetLife.	88	Since December 2000, Trustee, MIST**; various MetLife-affiliated boards.

Independent Directors
Steve A. Garban (74)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer Emeritus, The Pennsylvania State University.	34	Chairman of the Board of Trustees, The Pennsylvania State University.

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Director or Nominee	Other Directorships Held by Director During the Past 5 Years(1)
John T. Ludes (75)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	34	None

Michael S. Scott Morton (74)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus), Sloan School of Management, Massachusetts Institute of Technology.	34	None

Interested Director
Arthur G. Typermass* (74)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife.	34	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Senior Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (55)	Vice President and Treasurer	From 2000 to present	Since 2001, Senior Vice President, MetLife Advisers; since 2004, Vice President, MetLife Inc.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisers Company, LLC.

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Alan C. Leland (59)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc; Vice President, MetLife; Senior Vice President, New England Life Insurance Company.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Fund because of her positions with the Manager and her ownership of securities issued by MetLife, the ultimate parent company of the Manager. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, the ultimate parent company of the Manager.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Fund, MetLife, the Manager, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The MetLife Funds Complex includes 34 portfolios, each a series of the Fund, and 54 portfolios, each a series of MIST. The number indicated assumes that all of the Nominees will serve on the Boards of both the Fund and MIST on or about April 30, 2012.

If, prior to the Meeting, any Nominee becomes unable to serve for any reason, the persons named as proxies reserve the right to substitute another person or persons of their choice as Nominee(s). All of the Nominees have consented to being named in this proxy statement and to serve if elected. The Fund knows of no reason why any Nominee would be unable or unwilling to serve if elected.

Each of the New Nominees was originally recommended to serve on the Fund’s Board by the Manager or a predecessor company.

Qualifications of Nominees and Current Directors

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Director of the Fund should so serve, and in the case of the Nominees, that each Director Nominee and New Nominee should be proposed for re-election or election, respectively, to the Board. The current members of the Board have joined the Board at different points in time since 1985. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considers when concluding that an individual should serve on the Board are the following: (i) the individual’s business and professional experience and accomplishments, including prior experience in the financial services and investment management fields or on other boards; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) experience, if any, on boards of other investment companies that were merged into the Fund; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Director and Nominee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Director of the Fund. Each current Director’s and Nominee’s recent prior professional experience is summarized in the table above.

Independent Directors. In certain cases, additional considerations contributed to the Board’s conclusion that an individual should serve on the Board. For example, the Board considered each of the following in concluding that the individual should serve as a current Director of the Fund: Mr. Ludes’ and Ms. Hawthorne’s prior experience serving on the Board of Directors of New England Zenith Fund, which combined its operations with those of the Fund in 2003, and the continuity of oversight of the acquired operations that they would provide as Directors of the Fund; Ms. Vroegop’s experience serving as a trustee of MIST; Mr. Garban’s extensive experience in audit, finance and investments as well as service on other boards; Ms. Strumpf’s extensive investment experience; Dr. Scott Morton’s distinguished career in the teaching of business administration, related research and service on corporate boards; Mr. Ludes’ substantial general management experience; Ms. Hawthorne’s experience in leadership positions with publicly traded companies; and Ms. Vroegop’s and Mr. Schappert’s substantial experience as executives in the investment management industry with entities unaffiliated with the Manager.

Interested Directors. With respect to the Directors of the Fund who are Interested Directors, the following additional considerations contributed to the Board’s conclusion that they should serve on the Board: Ms. Forget’s leadership roles with the Manager and the Fund and Mr. Typermass’ professional experience as Senior Vice President and Treasurer of the Fund’s sponsoring insurance company.

New Nominees. In respect of the New Nominees, the Board also considered their years of service as trustees of MIST, including any service on a committee of the

MIST Board, as well as their knowledge of the operations and business of MIST. In certain cases, additional considerations contributed to the Board’s conclusion that an individual should serve on the Board. For example, Mr. Alderman’s five years of experience serving as the lead Independent Trustee of MIST and his professional experience as a practicing attorney; Mr. Boulware’s significant experience in leadership positions in the financial services industry; Mr. Doyle’s significant public accounting experience; and Ms. Gause’s significant experience in the investment management and financial services industry.

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. Each Director is, and each New Nominee if elected will be, responsible for overseeing all 34 Portfolios of the Fund. There is no limit to the term a Director may serve; however, the Fund has adopted a retirement policy which generally requires Directors to retire as of December 31 of the year in which such Director attains the age of 75. Each Director serves until his or her successor has been elected and qualified, or until he or she dies, resigns or is removed.

Board Leadership Structure and Risk Oversight

The following describes the current Board leadership structure. If Proposal I is approved, the leadership structure of the Board and the structure, composition, types and/or number of the Fund’s standing Committees may change.

The Board consists of nine Directors, seven of whom are Independent Directors. The Chair of the Board, Ms. Elizabeth M. Forget, also serves as President and Chief Executive Officer of the Fund, and President, Chief Executive Officer and Chair of the Board of Managers of the Manager, and as such she participates in the oversight of the Fund’s day-to-day business affairs. Ms. Forget is an “interested person” of the Fund.

The Independent Directors have elected Mr. Steve A. Garban to serve as the lead Independent Director of the Board. Ms. Forget communicates and consults with Mr. Garban regularly on various issues involving the management and operations of the Fund. A portion of each regular meeting of the Board is devoted to an executive session of the Independent Directors at which no members of management are present. At those meetings, the Independent Directors consider a variety of matters that are required by law to be considered by the Independent Directors, as well as matters that are scheduled to come before the full Board, including fund governance and leadership issues, and are advised by separate, independent legal counsel. Mr. Garban serves as Chair for those meetings.

As described below, the Board conducts much of its work through certain standing Committees, each of which is chaired by an Independent Director. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight. The Board had four regularly scheduled meetings in 2010. Each Director attended at least

75% of the aggregate number of all meetings of the Board and at least 75% of the aggregate number of all Board committee meetings on which the Director served.

The Board has delegated certain authority to an Audit Committee, which consists of Messrs. Garban, Ludes and Schappert, Dr. Scott Morton and Mses. Hawthorne, Strumpf and Vroegop, all of whom are Independent Directors. The Board has determined that three of the Audit Committee members qualify as Audit Committee Financial Experts. The Audit Committee reviews the Fund’s financial and accounting controls and procedures, recommends the selection of the Fund’s independent registered public accounting firm, reviews the scope of the Fund’s audit, reviews the Fund’s financial statements and audit reports, reviews the independence of the Fund’s independent registered public accounting firm and approves fees and assignments relating to both audit and non-audit activities of the independent registered public accounting firm. Ms. Strumpf serves as Chair of the Audit Committee. The Board has adopted a written charter relating to the operation of the Audit Committee.

The Board has established two Contract Review Committees of the Board, each of which has responsibilities relating to designated Portfolios of the Fund. One Contract Review Committee is comprised of Messrs. Garban, Ludes and Schappert and Ms. Strumpf. Mr. Ludes currently serves as Chair of that Contract Review Committee. The other Contract Review Committee is comprised of Dr. Scott Morton, Mr. Typermass and Mses. Hawthorne and Vroegop. Ms. Hawthorne currently serves as Chair of that Contract Review Committee. Each Contract Review Committee from time to time reviews and makes recommendations to the Board as to contracts that require approval of a majority of the Independent Directors, which are assigned to such Contract Review Committee by the Board, and any other contracts that may be referred to it by the Board. The Board generally considers each Portfolio’s advisory and principal underwriting agreements at least annually.

The Board has established a Governance Committee, which consists of Messrs. Garban, Ludes, Schappert and Typermass, Dr. Scott Morton and Mses. Hawthorne, Strumpf and Vroegop. Dr. Scott Morton currently serves as Chair of the Governance Committee. The Governance Committee reviews periodically Board governance practices, procedures and operations, the size and composition of the Board of Directors, Director compensation and other matters relating to the governance of the Fund.

The Board has established a Nominating Committee of the Board, which consists of Messrs. Garban, Ludes and Schappert, Dr. Scott Morton and Mses. Hawthorne, Strumpf and Vroegop, all of whom are Independent Directors. Dr. Scott Morton currently serves as Chair of the Nominating Committee. The Nominating Committee evaluates the qualifications of the Fund’s candidates for Independent Director positions and makes recommendations to the Independent Directors with respect to nominations for Independent Director membership on the Fund’s Board. The Nominating Committee considers Independent Director candidates in connection with Board vacancies and newly created Board positions. The Nominating Committee requires that

Independent Director candidates have a college degree or equivalent business experience.

The Nominating Committee may take into account a wide variety of factors in considering Independent Director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Fund’s Board, (ii) relevant industry and related experience, (iii) educational background, (iv) ability, judgment and expertise and (v) overall diversity of the Board’s composition. The Nominating Committee takes the overall diversity of the Board into account when considering and evaluating Independent Director candidates. While the Nominating Committee has not adopted a specific policy on diversity or a particular definition of diversity, when considering candidates, the Nominating Committee generally considers the manner in which each candidate’s professional experience, background, skills in matters that are relevant to the oversight of the Portfolios (e.g., investment management, distribution, accounting, trading, compliance, legal), and general leadership experience are complementary to the existing Directors’ attributes. The Nominating Committee Charter is attached as Appendix A to this Proxy Statement.

The Nominating Committee will consider candidates for Independent Directors recommended by owners (“Contract Owners”) of a variable life insurance policy or variable annuity contract (a “Contract”) issued by separate accounts of Metropolitan Life Insurance Company (“Metropolitan Life”) or other affiliated insurance companies (each an “Insurance Company” and, collectively, the “Insurance Companies”), and evaluate such candidates in the same manner as it considers and evaluates candidates recommended by other sources. The Board has adopted procedures that a Contract Owner must follow to submit properly a recommendation to the Nominating Committee. Recommendations must be in a writing submitted to the Fund’s Secretary, c/o MetLife Advisers, LLC, 501 Boylston Street, Boston, MA 02116, and must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the Contract Owner (the “candidate”); (B) the number of units that relate to shares of each Portfolio (and class) of the Fund attributable to any annuity or life insurance contract of the candidate, as reported to such Contract Owner by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Independent Directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) information regarding the candidate that will be sufficient for the Fund to make a determination as to whether the candidate is or will be an “interested person” of the Fund (as defined in the 1940 Act); (ii) the written and signed consent of the candidate to be named as a nominee and to serve as an Independent Director if elected; (iii) the name of the recommending Contract

Owner as it appears on the books of the relevant Insurance Company separate account; (iv) the number of units that relate to shares of each Portfolio (and class) of the Fund attributable to any annuity or life insurance contract of such recommending Contract Owner; and (v) a description of all arrangements or understandings between the recommending Contract Owner and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending Contract Owner. In addition, the Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law. The Nominating Committee accepts recommendations on a continuous basis.

During 2010, the Audit Committee met three times, each Contract Review Committee met one time and the Governance Committee met five times. The Nominating Committee did not meet.

The Fund has retained the Manager as the Fund’s investment adviser and administrator. The Manager is responsible for the day-to-day administration of the Fund and, except in the cases of the Zenith Equity Portfolio and the MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio and the MetLife Moderate to Aggressive Allocation Portfolio (collectively, the “Asset Allocation Portfolios”), has delegated the day-to-day management of the investment activities of each Portfolio of the Fund to that Portfolio’s subadviser. Each subadviser is primarily responsible for the management of the risks that arise from the Portfolio’s investments. The Manager is primarily responsible for the rest of the Fund’s operations and for supervising the services provided to the Fund by each subadviser, including risk management. The Board provides oversight of the services provided by the Manager and each subadviser, including the risk management and oversight services provided by the Manager. In the course of providing that oversight, the Board receives a wide range of reports on the Fund’s activities from the Manager and the subadvisers, including regarding each Portfolio’s investment portfolio, the compliance of the Portfolio with applicable laws, and the Portfolio’s financial accounting and reporting. The Board also meets periodically with the Fund’s Chief Compliance Officer to receive reports regarding the compliance of each Portfolio with the federal securities laws and the Fund’s internal compliance policies and procedures. The Board also meets with the Fund’s Chief Compliance Officer at least annually to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s risk-based analysis for the Fund. The Board also meets periodically with the portfolio managers of each Portfolio to receive reports regarding the management of the Portfolio, including its investment risks. The Board reviews this risk oversight approach as a part of its annual self-evaluation.

The Board periodically reviews its leadership structure, including the role of the Chair and the lead Independent Director. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Fund’s current operations. The Board believes that its leadership structure, including the Chair of the Board who is an “interested person” (as defined in the 1940 Act) of the Fund, the Lead Independent Director and the current percentage of the Board who are Independent Directors is appropriate given its specific characteristics. These characteristics include: (i) the extensive oversight provided by the Fund’s adviser, the Manager, over the unaffiliated subadvisers that conduct the day-to-day management of most Portfolios of the Fund; (ii) the extent to which the work of the Board is conducted through the standing Committees, each of which is chaired by an Independent Director; (iii) the extent to which the Independent Directors meet as needed, together with their independent legal counsel, in the absence of members of management and members of the Board who are “interested persons” of the Fund; and (iv) Ms. Forget’s additional roles as Chief Executive Officer of the Manager and a senior executive at MetLife with responsibility for the fund selection in MetLife’s variable insurance products, which enhance the Board’s understanding of the operations of the Manager and the role played by the Fund in MetLife’s variable products.

Other Board Considerations

The Board considered the nomination and election of persons to serve as Board members as part of an overall plan to coordinate and enhance the efficiency of the governance of the Fund with other mutual funds in the MetLife Funds Complex. In its deliberations, the Board examined various matters related to the management and long-term welfare of each Portfolio and the Fund overall, including the following:

•	The potential for more effective oversight that may result from generally having substantially similar boards responsible for the oversight of all of the mutual funds in the MetLife Funds Complex.

•

The opportunity to fill vacancies in the Board that are expected to result from the retirement of Directors in upcoming months with capable, experienced New Nominees who are familiar with the operations of the MetLife Funds Complex and the mutual fund industry generally.

•	The expected independent status of the New Nominees. If elected, all New Nominees are expected to qualify as Independent Directors of the Fund.

•

The diversity and experience of the Nominees that would comprise the expanded board. The Board noted that the Nominees have distinguished careers, including in law, finance and accounting, and would bring a wide range of expertise to the Board. In addition, all Nominees have experience as board members overseeing the Fund and/or other portfolios in the MetLife Funds Complex.

•

Portfolio manager, chief compliance officer and other management resources committed to Board meetings. Many officers for the Portfolios also act as officers for the MIST Portfolios. A substantially similar board would eliminate the need for the officers and key personnel of the Manager to prepare for and attend duplicative meetings, allowing such personnel more time to focus on overseeing the Fund’s operations.

Directors Fees

The officers and Directors of the Fund who are officers or employees of MetLife and/or its affiliates (including the Manager and MetLife Investors Distribution Company (the “Distributor”) but not affiliates of MetLife that are registered investment companies) or any subadviser of the Fund receive no compensation from the Fund for their services as officers or Directors of the Fund, although they may receive compensation from MetLife or any affiliate thereof for services rendered in those or other capacities.

Each Director who is not currently an active employee of MetLife or its affiliates for serving in all capacities receives, an aggregate retainer fee at the annual rate of $110,000, plus attendance fees of $15,000 for each Directors’ meeting attended. The chair of the Audit Committee, the chair of the Governance Committee and the Nominating Committee, and the chair of each of the Contract Review Committees each receives an aggregate fee of $5,000 for each full calendar year during which he/she serves as such chair. The lead Independent Director of the Fund, Mr. Garban, who was appointed to such position on February 5, 2004, receives an additional aggregate annual retainer fee of $10,000. These fees are allocated among the Portfolios based on a formula that takes into account, among other factors, the net assets of each Portfolio.

The Fund provides no pension or retirement benefits to Directors.

The following table sets forth information regarding compensation received by the Directors of the Fund who are not currently employees of MetLife or its affiliates for the year ended December 31, 2010.

Name, Position	Aggregate Compensation From Fund(1)	Total Compensation From Fund and Fund Complex Paid to Directors
Independent Directors
Steve A. Garban, Director	$181,000	$181,000
Nancy Hawthorne, Director	$177,250	$177,250
John T. Ludes, Director	$177,250	$177,250
Keith M. Schappert, Director	$173,500	$173,500
Michael S. Scott Morton, Director	$177,250	$177,250
Linda B. Strumpf, Director	$177,250	$177,250
Dawn M. Vroegop, Director	$173,500	$378,500	(2)
Interested Director
Arthur G. Typermass, Director	$161,500	$161,500

(1)

The Fund has adopted a Deferred Fee Agreement (the “Agreement”). The Agreement enables participating Independent Directors to align their interests with those of the Portfolios and the Portfolios’ shareholders without having to purchase one of the variable life insurance policies or variable annuity contracts through which the Portfolios of the Fund are offered. The Agreement provides each Independent Director with the option to defer payment of all or part of the fees payable for such Director’s services and thereby to share in the experience along-side Fund shareholders as any compensation deferred by a participating Independent Director will increase or decrease depending on the investment performance of the Portfolios on which such Director’s deferral account is based. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Agreement. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Fund or MIST as designated by the participating Director. Pursuant to the Agreement, payments due under the Agreement are unsecured obligations of the Fund. Certain Directors have elected to defer all or part of their total compensation for the year ended December 31, 2010. As of December 31, 2010, Messrs. Garban, Scott Morton and Typermass and Ms. Hawthorne had accrued $59,730, $32,000, $64,600 and $17,725, respectively, in the Fund, under the Agreement. Ms. Vroegop had accrued $58,350 in the MetLife Funds Complex as a whole, including $17,350 in the Fund. The deferral amounts are included above, as applicable.
(2)	Ms. Vroegop also serves as a Trustee for 54 MIST Portfolios.

Nominee and Director Beneficial Ownership

The following table states the dollar range of equity securities beneficially owned by each Nominee and Director in the Portfolios of the Fund, the MIST Portfolios and the MetLife Funds Complex.

Name of Director	Name of Portfolio	Dollar Range of Equity Securities in the Portfolio	Dollar Range of Equity Securities in the MetLife Funds Complex
Nominees
Stephen M. Alderman	MetLife Moderate Strategy Portfolio	Over $100,000(2)	Over $100,000
	PIMCO Inflation Protected Bond Portfolio	$10,001 - $50,000(2)

Robert Boulware	American Funds Bond Portfolio	Over $100,000(1)	Over $100,000

Daniel A. Doyle	Clarion Global Real Estate Portfolio	$10,001 - $50,000(2)	Over $100,000
	PIMCO Total Return Portfolio	$10,001 - $50,000(2)
	Third Avenue Small Cap Value Portfolio	$10,001 - $50,000(2)
	American Funds Growth Portfolio	Over $100,000(2)

Name of Director	Name of Portfolio	Dollar Range of Equity Securities in the Portfolio	Dollar Range of Equity Securities in the MetLife Funds Complex
Susan C. Gause	PIMCO Total Return Portfolio	Over $100,000(1)	Over $100,000
	Harris Oakmark International Portfolio	$10,001 - $50,000(2)
	PIMCO Inflation Protected Bond Portfolio	$1 - $10,000(2)
	T. Rowe Price Mid Cap Growth Portfolio	$1 - $10,000(2)
	Van Eck Global Natural Resources Portfolio	$1 - $10,000(2)

Nancy Hawthorne	T.Rowe Price Large Cap Growth Portfolio	$10,001 - $50,000(1)	$50,001 -$100,000
	T.Rowe Price Small Cap Growth Portfolio	$10,001 - $50,000(1)

Linda B. Strumpf	BlackRock Strategic Value Portfolio	$10,001 - $50,000(1)	Over $100,000
	Davis Venture Value Portfolio	$10,001 - $50,000(1)
	Jennison Growth Portfolio	$10,001 - $50,000(1)
	T.Rowe Price Small Cap Growth Portfolio	$10,001 - $50,000(1)
	Van Eck Global Natural Resources Portfolio	$10,001 - $50,000(1)

Dawn M. Vroegop	Loomis Sayles Global Markets Portfolio	$10,001 - $50,000(1)	Over $100,000
	Met/Franklin Templeton Founding Strategy Portfolio	$10,001 - $50,000(1)
	PIMCO Total Return Portfolio	$10,001 - $50,000(1)
	Davis Venture Value Portfolio	$1 - $10,000(1)
	Met/Dimensional International Small Company Portfolio	$1 - $10,000(1)
	MFS Total Return Portfolio	$10,001 - $50,000(1)
	Van Eck Global Natural Resources Portfolio	$1 - $10,000(1)

Name of Director	Name of Portfolio	Dollar Range of Equity Securities in the Portfolio	Dollar Range of Equity Securities in the MetLife Funds Complex
Independent Directors
Steve A. Garban	Artio International Stock Portfolio	$10,001 - $50,000(1)	Over $100,000
	Davis Venture Value Portfolio	$10,001 - $50,000(1)
	Met/Artisan Mid Cap Value Portfolio	$50,001 - $100,000(1)
	T.Rowe Price Large Cap Growth Portfolio	$10,001 - $50,000(1)

Michael S. Scott Morton	Artio International Stock Portfolio	$10,001 - $50,000(1)	$50,001 - $100,000
	Davis Venture Value Portfolio	$10,001 - $50,000(1)
	Loomis Sayles Small Cap Portfolio	$10,001 - $50,000(1)
	Neuberger Berman Mid Cap Value Portfolio	$10,001 - $50,000(1)
Interested Directors
Elizabeth M. Forget	MetLife Growth Strategy Portfolio	$10,001 - $50,000(2)	$10,001 - $50,000

Arthur G. Typermass	BlackRock Money Market Portfolio	$50,001 - $100,000(1)	Over $100,000
	Jennison Growth Portfolio	$10,001 - $50,000(1)
	Neuberger Berman Mid Cap Value Portfolio	$50,001 - $100,000(1)
	T.Rowe Price Large Cap Growth Portfolio	$10,001 - $50,000(1)
	BlackRock Aggressive Growth Portfolio	$50,001 - $100,000(2)
	Artio International Stock Portfolio	$10,001 - $50,000(2)
	MetLife Stock Index Portfolio	Over $100,000(2)

(1)	Represents ownership, as of September 30, 2011, in each Portfolio or MIST Portfolio held through the Fund’s or MIST’s respective Deferred Compensation Plan. The Fund’s Deferred Compensation Plan is discussed above.
(2)	Represents ownership, as of November 30, 2011, of insurance products that utilize the Fund or MIST as an investment vehicle. Shares of the Fund and MIST may not be held directly by individuals.

Except for insurance products issued by affiliates of the Manager, to the knowledge of the Fund, as of September 30, 2011, neither the Independent Directors, the New Nominees, or their immediate family members owned beneficially or of record securities of the Manager, a subadviser, a principal underwriter or sponsoring insurance company of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser, subadviser, principal underwriter or sponsoring insurance company of the Fund.

Shareholder Communication with the Board of Directors

The Fund has adopted procedures by which Contract Owners may send communications to the Board. These communications should be sent to the attention of the Board or the specific Director to whom the communication is directed at Metropolitan Series Fund, Inc., c/o Secretary, 501 Boylston Street, Boston, MA 02116.

A communication must (i) be in writing and be signed by the Contract Owner, (ii) identify the specific Portfolio, if any, of the Fund to which it relates and (iii) identify the number of units held by the Contract Owner that relate to shares of a Portfolio of the Fund.

These procedures do not apply to (i) any communication from an officer or Director of the Fund, (ii) any communication from an employee or agent of the Fund, unless such communication is made solely in such employee’s or agent’s capacity as a Contract Owner or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act or any communication made in connection with such a proposal.

Vote Required

Shareholders of all Portfolios of the Fund vote together as a single class on the election of Directors. The Nominees receiving the affirmative vote of a plurality of the votes cast in person or by proxy at the Meeting, if a quorum is present, shall be elected.

Recommendation of the Board

The Board of Directors believes that the election of each Nominee is in the best interests of shareholders of the Fund. Accordingly, the Board unanimously recommends that shareholders vote FOR the election of each Nominee as set forth in Proposal I.

PROPOSAL II – APPROVAL OF AMENDED AND RESTATED ADVISORY AGREEMENT

Introduction

The Board recommends that shareholders of each Portfolio approve an Amended Advisory Agreement with the Manager, the terms of which reflect that each Portfolio may retain, at its expense, a third-party administrator to provide administrative services to the Portfolio and that the Manager’s role in respect of those administrative services will be limited to supervising and overseeing them (such amendments, the “Administration-Related Amendments”). Under each Portfolio’s existing advisory agreement or investment management agreement with the Manager (each, an “Existing Advisory Agreement”), the Manager provides both advisory and administrative services to the Fund. In connection with a recent review of the operations of the MetLife Funds Complex, the Manager reviewed the administrative services required by the Fund and evaluated whether those services could be provided in a more efficient and effective manner, including, potentially, by parties other than the Manager. Due to the increasing complexity of the operations of mutual funds, including the increased and evolving regulatory burdens placed on mutual funds, a number of similarly situated fund families have retained the services of third-party service providers that specialize in providing administrative services to mutual fund complexes. Service providers that focus on providing administrative services to a number of different mutual fund families have certain advantages that generally allow them to provide administrative services more efficiently than others, like the Manager, who provide administrative services to a limited group of proprietary funds. This is because of, among other things, the significant ongoing capital investments required to provide high-quality administrative services and the scalability of a business that provides such services to a number of different mutual fund families (as opposed to a limited number of proprietary funds). After the completion of its review of the Fund’s need for administrative services, the Manager concluded that the Fund could benefit over the long term from the retention of a third-party administrator dedicated to the business of providing administrative services to mutual fund families.

The Manager previously considered a range of service providers engaged in the business of providing administrative services to mutual funds in connection with the retention of a third-party administrative service provider on behalf of the MIST Portfolios in 2001. Based on, among other things, (i) the Manager’s past review of the capabilities of those service providers, including, among other things, the quality of their respective services, the depth of their experience, expertise and available resources, their investment in the systems and technology required to provide modern administrative services efficiently and their proposed fees and (ii) the Manager’s experience working with the third-party administrator to the MIST Portfolios, the Manager determined to recommend that the Board approve the Amended Advisory Agreement for each Portfolio and, at a future date, retain a third-party administrator (the “Administrator”) to provide administrative services to the Portfolios pursuant to an administrative services agreement (the “Administrative Services Agreement”).

At the November Meeting, the Manager proposed to the Board that each Portfolio’s Existing Advisory Agreement be amended to revise the terms of that Agreement to reflect, among other things, that the Fund may retain a third party to perform administrative services for each Portfolio at the Portfolio’s expense, and to limit the Manager’s role in respect of those administrative services to supervising and overseeing them. The tasks the Administrator would be expected to perform under the proposed arrangements, include, among other things, preparing annual and semi-annual reports and other periodic filings with the Securities and Exchange Commission (“SEC”), calculating portfolio performance, informing Fund officers of any new accounting pronouncements and regulatory updates, preparing financial reports for quarterly Board meetings, performing certain portfolio compliance tasks, such as monitoring leverage and preparing Fund tax returns, and maintaining Fund records.

In addition, with respect to the Barclays Capital Aggregate Bond Index Portfolio, Loomis Sayles Small Cap Growth Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MFS Value Portfolio, Morgan Stanley EAFE Index Portfolio, Neuberger Berman Mid Cap Value Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio only (collectively, the “Group A Portfolios”), the Amended Advisory Agreement includes amendments to the Group A Portfolios’ Existing Advisory Agreements designed to (i) modernize the terms of the Group A Portfolios’ Existing Advisory Agreements and (ii) align the terms of the Group A Portfolios’ Existing Advisory Agreements with those of the advisory agreements of the remaining twenty-three Portfolios of the Fund (the “Group B Portfolios”).

The Group A Portfolios’ Existing Advisory Agreements were established before the Manager began to employ a manager-of-managers structure, on behalf of the Portfolios, to retain leaders in the investment advisory field to provide investment advice to the Portfolios. As a result, although the Group A Portfolios are managed utilizing a manager-of-managers structure, the Group A Portfolios’ Existing Advisory Agreements do not expressly address certain issues relevant to the manager-of-managers structure that the Group B Portfolios’ Existing Advisory Agreements do address. For example, the Group B Portfolios’ Existing Advisory Agreements explicitly require the Manager to perform certain duties that are integral to the manager-of-managers structure, such as supervising and overseeing the services provided to a Portfolio by a subadviser. The Group A Portfolios’ Existing Advisory Agreements do not have a similar provision. Accordingly, at the November Meeting, the Manager proposed that, in addition to the Administration-Related Amendments, the Group A Portfolios’ Existing Advisory Agreements be amended and restated to modernize and align their terms with those of the Group B Portfolios’ Existing Advisory Agreements. A summary description of differences between the Group A Portfolios’ Existing Advisory Agreements and the Amended Advisory Agreement may be found below.

Proposal II, if approved, may affect the profitability of the Manager because the Manager will no longer provide certain administrative services to the Portfolios and incur related expenses. Although the Manager expects to continue to incur costs relating to the provision of non-advisory services to the Portfolios, including in connection with the supervision and oversight of the services provided by a third-party administrator, the Manager estimates that it may experience annual savings of approximately $300,000 if Proposal II is approved and a third-party administrator is retained.

Certain Directors and certain officers of the Fund may be owners of shares of MetLife or its affiliates and may indirectly benefit if a Portfolio’s shareholders approve the Amended Advisory Agreement. Similarly, the Insurance Companies may also benefit indirectly from such change.

Although the Fund anticipates retaining a third-party administrator at a future date, the Fund may not retain a third-party administrator until some time after the Amended Advisory Agreement, if approved, goes into effect. If the Fund has not retained a third-party administrator when the Amended Advisory Agreement goes into effect, the Fund expects to enter into an interim administrative services agreement with the Manager until the Fund retains a third-party administrator. Under any interim administrative services agreement with the Manager, it is not expected that the Manager would be paid any additional compensation.

The Board reserves the right not to implement the Amended Advisory Agreement in respect of any Portfolio or all Portfolios or not to retain a third-party administrator in respect of any Portfolio or all Portfolios if it determines doing so is not in a Portfolio’s or the Portfolios’ best interests, including if not all of the Portfolios approve Proposal II.

Board Considerations

At the November Meeting, the Directors, including all of the Independent Directors, determined to approve the Amended Advisory Agreement on behalf of each Portfolio and to call a meeting of shareholders of the Portfolios so shareholders of the Portfolios could consider approving the Amended Advisory Agreement on behalf of their respective Portfolio. Prior to making these conclusions, the Board of Directors considered a wide range of information of the type they regularly consider when determining whether to continue the Portfolios’ advisory agreements, including the relative performance of the Portfolios and the advisory fees paid by other similar funds. In doing so, the Directors did not identify any single factor as determinative but took into account a number of factors.

The Directors considered the nature, extent and quality of the services expected to be provided to the Portfolios by the Manager and the Administrator. In this regard, the Directors considered presentations by Fund officers and representatives of the Manager. The Directors noted that the investment advisory services provided by the Manager and the fees payable to the Manager were not proposed to change. The Directors considered the Manager’s continuing obligation to provide certain non-advisory services, including the supervision and oversight of the services provided by the Administrator, and the substantial costs it would incur in doing so.

The Directors noted representations from the Manager that its staffing requirements would not materially decrease if the Amended Advisory Agreement were approved and that, with limited exceptions, the Manager’s staff currently dedicated to providing the Fund with administrative services would generally be repurposed and would supervise and oversee the administrative services provided by the Administrator to the Fund. The Directors considered that the repurposing of the Manager’s staff may enhance the supervision of the administrative services provided by the Administrator to the Portfolios.

The Directors also considered information provided to them regarding services the Administrator would likely provide (collectively, the “Administrator Information”). The Administrator Information provided information that assisted the Directors in assessing the likely quality of the administrative services that were expected to be provided by the Administrator and the Manager’s ability to oversee and supervise the provision of services by the Administrator.

The Directors considered that, other than changes relating to the provision of administrative services and certain other provisions, the Amended Advisory Agreement is substantially identical to the Existing Advisory Agreements of the Group B Portfolios. The Directors also considered in respect of approving the Amended Advisory Agreement on behalf of the Group A Portfolios that they were familiar with substantially all of the terms of the Amended Advisory Agreement because of its substantial similarity to the Existing Advisory Agreements for the Group B Portfolios. The Directors also considered that the modernization of the Group A Portfolios’ Existing Advisory Agreements would clarify the Manager’s responsibilities to the Group A Portfolios, especially with respect to the Manager’s role in overseeing any subadvisers. The Board considered that clarifying certain ambiguities, including the Manager’s role with respect to the Group A Portfolios’ sub-advisory arrangements, represented important enhancements to the Group A Portfolios’ Existing Advisory Agreements. In considering the Amended Advisory Agreement on behalf of the Group A Portfolios, the Directors also considered representations from the Manager that the Manager did not expect any changes in the type or quality of investment management services the Manager currently provides to the Group A Portfolios.

The Directors considered information regarding the proposed effect of Proposal II on each Portfolio’s total operating expenses. The Directors considered that the retention of the Administrator, and its greater potential for achieving economies of scale in the future, as a result of its broader client base and otherwise, potentially could limit future increases in the fees paid by the Fund in respect of administrative services.

The Directors also considered that any proposed arrangements with respect to administrative services provided an opportunity to achieve certain efficiencies because any such arrangements were expected to be similar to those currently in place in respect of the MIST Portfolios, and the Board considered reports from the Manager regarding its experience with the MIST Portfolios.

In approving the Amended Advisory Agreement, the Directors recognized that the effect of the removal of certain of the Manager’s obligations under the Existing Advisory Agreements could be to reduce the Manager’s expenses and consequently increase the Manager’s profitability. The Directors noted that the Manager had estimated its annual savings if Proposal II were approved by all of the Portfolios at $300,000 and that the Directors had received information from the Manager regarding the Manager’s profitability under the Existing Advisory Agreements in connection with their review of those agreements generally. The Directors concluded that the Manager’s profitability under the Amended Advisory Agreement for each Portfolio would continue to be reasonable in light of the services provided, including the supervision and oversight of the services provided by an Administrator.

The Directors considered whether economies of scale may be realized under the Amended Advisory Agreement and the Administrative Services Agreement in connection with their consideration of the Amended Advisory Agreement for each Portfolio. They noted specifically that the fee schedule in the Administrative Services Agreement was expected to include breakpoints (i.e., a reduction in the fee rate charged to a Portfolio at specified asset levels) and that those breakpoints were expected to be applied in respect of all of the assets in the Portfolios that retained the Administrator and, potentially, the MIST Portfolios. The Directors concluded that they were satisfied with the extent to which economies of scale would be realized as the Portfolios grow.

The Directors considered their right not to implement the Amended Advisory Agreement in respect of any Portfolio or all Portfolios and not to retain a third-party administrator in respect of any Portfolio or all Portfolios if they determine exercising that right is in a Portfolio’s or the Portfolios’ best interests based on their evaluation of, among other things, (a) the actual administrative services proposed to be provided by the Administrator; (b) the expected quality of such services; and (c) the actual fees proposed to be charged by the Administrator and the proposed effect of such fees on each Portfolio’s total annual operating expenses.

Based on their evaluation of the factors they deemed relevant, including those described above, the Directors, including the Independent Directors, approved the Amended Advisory Agreement and determined to recommend that shareholders of each Portfolio provide voting instructions to approve Proposal II. In their consideration and evaluation of Proposal II, the Directors were advised by counsel to the Fund, and the Independent Directors were advised by counsel to the Independent Directors.

Description of the Existing Advisory Agreements

The following description of the Existing Advisory Agreements is qualified in its entirety by reference to, and made subject to, the complete text of Appendix D-2

(without the proposed modifications) and Appendix D-3 with respect to the Group B Portfolios and the Group A Portfolios, respectively, to this Proxy Statement.

The Manager currently serves as investment adviser to each Portfolio pursuant to an Existing Advisory Agreement.

Pursuant to the Existing Advisory Agreements, the Manager has agreed to manage the investment and reinvestment of assets of each Portfolio. The Manager has delegated for each Portfolio (other than the Asset Allocation Portfolios and the Zenith Equity Portfolio) certain of these responsibilities, including responsibility for determining what investments such Portfolio should purchase, hold or sell and directing all trading for the Portfolio’s account, to subadvisers under subadvisory agreements. The Portfolios do not pay any fees directly to any of the subadvisers.

For the Asset Allocation Portfolios, the Manager provides certain asset allocation services specific to those Portfolios, including, among other things, re-evaluating and adjusting asset allocation targets, rebalancing on a periodic basis such Portfolios’ assets, and monitoring the performance and subadvisers of the underlying portfolios in which the Asset Allocation Portfolios invest (collectively, the “Asset Allocation Services”).

In respect of each Portfolio, advisory services are provided subject to the supervision and control of the Fund’s Directors. Each Existing Advisory Agreement provides that the Manager shall pay the expenses of the Fund relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform its obligations under the Existing Advisory Agreement. The Fund assumes and shall pay (or cause to be paid) all other Fund expenses.

Appendix B-1 to this Proxy Statement sets forth the advisory fee payable by each Portfolio under the Existing Advisory Agreements and the advisory fees paid for the fiscal year ended December 31, 2010. Pursuant to an expense agreement, the Manager has agreed, for the period May 1, 2011 through April 30, 2012, to reduce its advisory fees for each class of certain Portfolios as described in Appendix B-2 to this Proxy Statement.

For the Group B Portfolios, each Existing Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties thereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services thereunder. For the Group A Portfolios, each Existing Advisory Agreement provides that, in the performance of advisory services under the Existing Advisory Agreement, the Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendation of the Manager, except that nothing in the Agreement shall be construed to protect the Manager against any liability to the Fund or its shareholders to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of the Manager’s duties on behalf of the Fund, reckless disregard of the Manager’s obligations and duties under the Existing Advisory Agreement or the violation of any applicable law. In addition, for the Group A Portfolios and the Artio International Stock Portfolio, the Existing Advisory Agreements provide that, with respect to certain administrative services provided by the Manager, the Manager shall be liable to the Fund or its shareholders for any willful or negligent act or omission in the performance of such administrative services.

For the Group B Portfolios each Existing Advisory Agreement provides that if the total ordinary business expenses of a particular Portfolio for any fiscal year exceed the lowest applicable limitations (based on a percentage of average net assets or income) prescribed by any state in which shares of that Portfolio are qualified for sale, the Manager shall pay such excess. The term “ordinary business expenses” for this purpose includes investment advisory fees but excludes taxes and portfolio brokerage commissions. This provision (the “State Law Expense Provision”), when adopted by the Group B Portfolios, was intended to address certain state law limitations that no longer apply to the Portfolios because the state laws intended to be addressed by the State Law Expense Provision have been preempted by federal law.

Each Existing Advisory Agreement provides that it will continue in effect after two years from the date of its execution only if it is approved at least annually thereafter (i) by the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the applicable Portfolio, and (ii) by vote of a majority of those directors who are not interested persons of the Fund or the applicable Portfolio’s investment adviser or subadviser, cast in person at a meeting called for the purpose of voting on such approval. If required by law, any amendment to any Existing Advisory Agreement or any new advisory agreement must be approved by vote of a majority of the outstanding voting securities of the applicable Portfolio and by vote of a majority of the Directors who are not interested persons of (i) the Fund or (ii) the applicable Portfolio’s investment adviser or subadviser.

Each Existing Advisory Agreement may be terminated without penalty by the Directors or by the shareholders of the applicable Portfolio, upon sixty days’ written notice, or by the applicable Portfolio’s investment adviser, upon at least sixty days’ written notice (for the Group A Portfolios) or on ninety days’ written notice (for the Group B Portfolios), and each terminates automatically in the event of its “assignment” as defined in the 1940 Act.

The Artio International Stock Portfolio’s and the Group A Portfolios’ Existing Advisory Agreements provide that they shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the 1940 Act.

Appendix C to this Proxy Statement sets forth the date of each Existing Advisory Agreement, the date it was last approved by the Board, the date on which it was last submitted to a vote of shareholders and the purpose of such submission.

Description of the Amended Advisory Agreement and Certain Differences From the Existing Advisory Agreements

The following description of the Amended Advisory Agreement is qualified in its entirety by reference to, and made subject to, the complete text of Appendix D-1 to this Proxy Statement.

The proposed form of the Amended Advisory Agreement for each Portfolio appears in Appendix D-1 to this Proxy Statement. Attached as Appendix D-2 is a form of the Existing Advisory Agreement for each Group B Portfolio marked to show the proposed amendments that would be made if the Amended Advisory Agreement is approved by shareholders of the Portfolio. Attached as Appendix D-3 is a form of the Existing Advisory Agreement for the Group A Portfolios. The next several paragraphs briefly summarize some important provisions of the Amended Advisory Agreement, but for a complete understanding you should read Appendix D-1, Appendix D-2 (if you are a shareholder of a Group B Portfolio) and Appendix D-3 (if you are a shareholder of a Group A Portfolio).

Similar to the Existing Advisory Agreements, under the Amended Advisory Agreement the Manager will manage the investment and reinvestment of assets of each Portfolio. The Manager will continue to delegate for each Portfolio (other than the Zenith Equity Portfolio and the Asset Allocation Portfolios) certain of these responsibilities, including responsibility for determining what investments such Portfolio should purchase, hold or sell and directing all trading for the Portfolio’s account, to the current subadvisers under existing subadvisory agreements. The Manager (and not the Portfolios) will continue to pay any direct fees of the subadvisers. In addition, the Manager will continue to provide the Asset Allocation Services to the Asset Allocation Portfolios.

Each Existing Advisory Agreement also provides that the Manager will furnish or pay the expenses of the applicable Portfolio for office space, facilities and equipment, and the services of executive and other personnel of the Fund and certain other administrative services. In contrast to the Existing Advisory Agreements, the Amended Advisory Agreement does not require the Manager to provide administrative services. However, similar to the Existing Advisory Agreements, the Manager will furnish or pay the expenses of the applicable Portfolio for office space, facilities and equipment, and the services of executive and other personnel of the Fund, other than the expenses associated with services covered under the Administrative Services Agreement. In addition, under the Amended Advisory Agreement, the Manager will provide supervision and oversight of administrative services provided by a third party. It is expected that the Fund, at a future date, will enter into an administration agreement in respect of each Portfolio under which a third-party administrator would provide each Portfolio with the administrative services necessary to operate such Portfolio.

The Existing Advisory Agreements of the Group B Portfolios permit the Manager to engage a sub-administrator to provide administrative services at the Manager’s expense. Because the Amended Advisory Agreement limits the Manager’s responsibility in respect of administrative services to supervising and overseeing them, no provision is made in the Amended Advisory Agreement expressly permitting the Manager to engage a sub-administrator. Under the Amended Advisory Agreement, any third-party administrator would be engaged by the Fund at the Fund’s expense.

In respect of the Group B Portfolios, the Amended Advisory Agreement does not contain a provision substantially similar to the State Law Expense Provision because the state laws intended to be addressed by that provision no longer apply to the Portfolios.

Although the provisions relating to which expenses shall be borne by the Fund in the Existing Advisory Agreements differ from those in the Amended Advisory Agreement, it is expected that the Fund will continue to bear all of the expenses under the Amended Advisory Agreement that it currently bears under the Existing Advisory Agreements. The only additional types of expenses the Fund is expected to bear if Proposal II is approved are the fees and expenses it would pay for the services of a third-party administrator.

Like the Existing Advisory Agreements of the Group B Portfolios, the Amended Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties thereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services thereunder. The Manager’s limitation of liability under the Amended Advisory Agreement differs from that provided in the Group A Portfolios’ Existing Advisory Agreements. The Group A Portfolios’ Existing Advisory Agreement provides that the Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendation of the Manager, except that nothing in the Agreement shall be construed to protect the Manager against any liability to the Fund or its shareholders to which the Manager shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties on behalf of the Fund, reckless disregard of the Manager’s obligations and duties under the Agreement or the violation of any applicable law. In respect of the performance of administrative services, the Existing Advisory Agreements for the Group A Portfolios and the Artio International Stock Portfolio specify that the Manager shall be liable to the Fund or its shareholders for any willful or negligent act or omission in the performance of such administrative services. Because the limitations of liability provisions differ between the Amended Advisory Agreement and the Existing Advisory Agreements for the Group A Portfolios and the Artio International Stock Portfolio, it is possible that the Manager may not have any liability to the Fund or its shareholders under the Amended Advisory Agreement for certain acts or omissions for which it would have been liable to the Fund or its shareholders under the terms of the Existing Advisory Agreements for the Group A Portfolios and the Artio International Stock Portfolio.

Similar to the Existing Advisory Agreements, the Amended Advisory Agreement provides that it will continue only if it is approved at least annually (i) by the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the applicable Portfolio, and (ii) by vote of a majority of those directors who are not interested persons of the Fund or the applicable Portfolio’s investment adviser or subadviser, cast in person at a meeting called for the purpose of voting on such approval. In addition, if required by law any amendment to the Amended Advisory Agreement or any new advisory agreement must be approved by vote of a majority of the outstanding voting securities of the applicable Portfolio and by vote of a majority of the Directors who are not interested persons of (i) the Fund or (ii) the applicable Portfolio’s investment adviser or subadviser.

The Amended Advisory Agreement may be terminated without penalty by the Directors or by the shareholders of a Portfolio, on sixty days’ written notice, or by the Manager, on sixty days’ written notice, and terminates automatically in the event of its “assignment” as defined in the 1940 Act.

Unlike the Existing Advisory Agreements of the Group A Portfolios and the Artio International Stock Portfolio, which are governed by the laws of the State of New York, the Amended Advisory Agreement does not contain a provision specifying what state’s law governs.

The advisory fee schedule for each Portfolio will remain the same under the Amended Advisory Agreement. However, as explained above, under the Amended Advisory Agreement, each Portfolio would be obligated to pay the fees of any third-party administrator, for providing services that the Manager is obligated to provide or pay for under the Existing Advisory Agreements.

Comparison of Fees Under the Existing Advisory Agreements and Amended Advisory Agreement

The fees payable by each of the Portfolios under the Amended Advisory Agreement are identical to those currently payable by those Portfolios, respectively, under the Existing Advisory Agreements. Accordingly, no change in any Portfolio’s advisory fees will result if shareholders of a Portfolio approve Proposal II.

If shareholders of a Portfolio approve Proposal II, the Fund expects, at a future date, to retain a third-party administrator to provide administrative services to that Portfolio at the expense of the Portfolio. If a third-party administrator is retained on behalf of a Portfolio, the Manager estimates, based on a preliminary review of the market, that the Portfolio’s total annual operating expenses would increase by less than 0.005% of the Portfolio’s average daily net assets, assuming current assets levels for both the Fund and MIST and that the entire MetLife Funds Complex retains the same third-party administrator. The fees payable to the third-party administrator under the

Administrative Services Agreement are expected to be based, in significant part, on the total assets in respect of which the third-party administrator provides administrative services for both the Fund and MIST. There can be no assurances that a Portfolio’s total annual operating expenses will not increase by more than the amount shown above.

Information Regarding the Administrative Services Agreement

The Administrative Services Agreement, including any fees paid by each Portfolio to a third-party administrator and any amendments to such Agreement, would not be subject to shareholder approval. Although amendments can be made to the Administrative Services Agreement without shareholder approval, the Fund’s Board will retain control over the administrative services provided to the Fund pursuant to the Administrative Services Agreement. This is because the Administrative Services Agreement is expected to provide that any amendment to the Administrative Services Agreement, including one that has the effect of increasing the fees paid under the Agreement, would have to be approved by a majority of the Board.

Information Regarding the Manager

The Manager is a Delaware limited liability company. MetLife Investors Group, Inc. (“Met Investors Group”) owns all of the voting interest in the Manager. Met Investors Group is a wholly owned subsidiary of MetLife, a publicly traded company. The members of the Manager include each insurance company the separate accounts of which invest in registered investment companies to which the Manager serves as investment adviser. Each member’s interest in the Manager entitles the member to share in the profit and loss of the Manager in proportion to the profit and loss of the Manager attributable to customers of that insurance company. The Chairman of the Board and President of the Manager is Elizabeth M. Forget. Ms. Forget, Paul G. Cellupica and Alan C. Leland, Jr. are the Manager’s directors. Ms. Forget is the President and Chief Executive Officer of the Fund, and her principal occupation is Senior Vice President of MetLife. Mr. Cellupica does not have a position with the Fund, and his principal occupation is Chief Counsel of MetLife. Mr. Leland is a Senior Vice President of the Fund and Vice President of MetLife, and his principal occupation is Treasurer and Chief Financial Officer of the Manager. The address of Ms. Forget and Mr. Cellupica is 1095 Avenue of the Americas, New York, New York 10036. The address of the Manager and Mr. Leland is 501 Boylston Street, Boston, Massachusetts 02116. The address of Met Investors Group is 5 Park Plaza, Irvine, CA 92614. The address of MetLife is 200 Park Avenue, New York, NY 10166.

Additional Information

Similar Portfolios Advised by the Manager

Appendix E contains information regarding other portfolios for which the Manager acts as investment adviser with investment objectives and policies similar to those of a particular Portfolio.

Affiliated Brokerage

The Portfolios did not pay any commissions to Affiliated Brokers (i.e., a broker that is an affiliated person of the Fund; that is an affiliated person of such person; or an affiliated person of which is an affiliated person of the Fund or a Fund’s investment adviser or principal underwriter) during the fiscal year ended December 31, 2010.

Distributor

MetLife Investors Distribution Company (the “Distributor”), an affiliate of the Manager, located at 5 Park Plaza, Irvine, CA 92614, is the Fund’s distributor. The table below shows the amount paid by each Portfolio to the Distributor pursuant to the Portfolio’s Distribution and Services Plan adopted pursuant to Rule 12b-1 under the 1940 Act (each, a “Distribution Plan”) for the year ended December 31, 2010. If Proposal II is adopted, the Distributor is expected to continue to provide distribution services to the Portfolios pursuant to distribution and services plans substantially similar to the Distribution Plans currently in place.

Portfolio	Total Fees Paid to Distributor
Artio International Stock Portfolio	$317,634
Barclays Capital Aggregate Bond Index Portfolio	$2,133,318
BlackRock Aggressive Growth Portfolio	$345,589
BlackRock Bond Income Portfolio	$1,370,477
BlackRock Diversified Portfolio	$237,914
BlackRock Large Cap Value Portfolio	$526,780
BlackRock Legacy Large Cap Growth Portfolio	$362,903
BlackRock Money Market Portfolio	$2,700,248
Davis Venture Value Portfolio	$2,649,042
FI Value Leaders Portfolio	$314,739
Jennison Growth Portfolio	$933,464
Loomis Sayles Small Cap Core Portfolio	$353,686
Loomis Sayles Small Cap Growth Portfolio	$154,949
Met/Artisan Mid Cap Value Portfolio	$1,061,591
Met/Dimensional International Small Company Portfolio	$72,865
MetLife Conservative Allocation Portfolio	$1,207,076
MetLife Conservative/Moderate Allocation Portfolio	$2,902,119
MetLife Mid Cap Stock Index Portfolio	$698,035
MetLife Moderate Allocation Portfolio	$8,746,725
MetLife Moderate/Aggressive Allocation Portfolio	$6,205,556
MetLife Stock Index Portfolio	$3,677,960
MFS Total Return Portfolio	$2,110,121
MFS Value Portfolio	$514,675
Morgan Stanley EAFE Index Portfolio	$891,638
Neuberger Berman Genesis Portfolio	$431,288
Neuberger Berman Mid Cap Value Portfolio	$842,669

Portfolio	Total Fees Paid to Distributor
Oppenheimer Global Equity Portfolio	$613,698
Russell 2000 Index Portfolio	$485,888
T. Rowe Price Large Cap Growth Portfolio	$572,431
T. Rowe Price Small Cap Growth Portfolio	$549,430
Van Eck Global Natural Resources Portfolio	$139,152
Western Asset Management Strategic Bond Opportunities Portfolio	$687,209
Western Asset Management U.S. Government Portfolio	$1,134,673
Zenith Equity Portfolio*	N/A

*	There were no Class B, Class D, Class E, Class F or Class G shares of the Zenith Equity Portfolio outstanding during the year ended December 31, 2010.

The information set forth in this Proxy Statement concerning the Existing Advisory Agreements and the Amended Advisory Agreement has been provided to the Fund by the Manager.

Vote Required

The shareholders of each Portfolio vote separately on Proposal II. All shares of a Portfolio vote together as a single class on Proposal II. The approval of Proposal II by any Portfolio is not contingent on any other Portfolio’s approval of the Proposal II relating to it.

The vote required to approve the Amended Advisory Agreement is the lesser of (i) 67% of the shares of a Portfolio that are present at the Meeting, if the holders of more than 50% of the shares of such Portfolio outstanding as of the Record Date are present or represented by proxy at the Meeting, or (ii) more than 50% of the shares of a Portfolio outstanding on the Record Date. If the required vote is not obtained for a Portfolio, the Directors will consider what other actions to take in the best interests of the Portfolio.

Recommendation of the Board

The Board of Directors believes that the Amended Advisory Agreement is in the best interests of shareholders of each Portfolio. Accordingly, the Board unanimously recommends that shareholders vote to APPROVE the Amended Advisory Agreement as set forth in Proposal II.

PROPOSAL III: FUND REORGANIZING AS DELAWARE STATUTORY TRUST

Introduction and Board Considerations

At the Meeting, it is proposed that the shareholders of the Fund approve the reorganization of the Fund as a Delaware statutory trust. The reorganization would be effected pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”), which provides for (i) the transfer of all of the assets of each Portfolio of the Fund to a corresponding new series (the “New Portfolio”) of Metropolitan Series Fund, a newly formed Delaware statutory trust (the “New Trust”), in exchange for shares of such New Portfolio and the assumption by such New Portfolio of all of the liabilities, including any unstated liabilities, of the corresponding Portfolio; (ii) the distribution of such shares to the shareholders of each Portfolio in complete liquidation of each Portfolio; and (iii) the dissolution of the Fund under Maryland law (with respect to each Portfolio, a “Portfolio Reorganization” and, collectively, the “Reorganization”). The Reorganization is proposed to occur on or about April 30, 2012, although the date may be adjusted in accordance with the Reorganization Agreement.

The Board of Directors of the Fund and the Manager, the investment manager for each Portfolio, believe that reorganizing the Portfolios as series of the New Trust potentially may allow the Portfolios to benefit from a more flexible organizational structure and potentially reduce the administrative burden of maintaining two separate legal entities, organized in two different jurisdictions, in the MetLife Funds Complex. In determining to recommend the proposed Reorganization to shareholders for approval, the Board considered that, among other things, the proposed Reorganization provides the Fund and its shareholders with four principal potential benefits.

First, reorganizing the Fund as a Delaware statutory trust eliminates the need to obtain Board approval, file documents with the State of Maryland and incur the related costs, potentially multiple times a year, to increase the aggregate number of shares of stock or the number of shares of stock of any series or class that the Fund has authority to issue in response to subscription activity. Failure to handle these administrative matters under Maryland law correctly could lead to adverse consequences, including the issuance of shares which exceed the authorized capital of the Fund. By contrast, each series of the New Trust may issue an unlimited number of shares, which eliminates the need for the Fund’s current practice of periodically reallocating shares and limits the potential for the inadvertent issuance of unauthorized shares.

Second, Delaware law generally provides a board greater flexibility to modify a trust’s declaratory of trust. This provides the trustees of a Delaware statutory trust with greater flexibility to amend a trust’s declaration of trust to respond to changing market and legal conditions without causing the trust and its shareholders to incur the delay and expense of a proxy solicitation (which can be substantial), though it limits the matters on which shareholders will be entitled to vote. For example, shareholders of the New Trust are expected to be able to vote only with respect to certain matters, such as, for the election or removal of Trustees under certain circumstances and on matters with respect to which the Trustees may consider a shareholder vote necessary or desirable. In contrast, shareholders of a Maryland corporation with stock outstanding generally vote in respect of amendments to the corporation’s charter, except in certain circumstances, such as when an amendment increases or decreases the aggregate number of shares of stock, changes the name of the corporation or changes the name, designation or par value of shares of the corporation.

Third, Delaware provides a well-established system of jurisprudence relating to the operation of business entities and a specialized court system for handling business controversies.

Fourth, potential cost savings may result if the Reorganization is consummated because both the Fund and MIST would then be Delaware statutory trusts subject to Delaware law and have substantially identical organizational documents. Having common organizational documents and applicable state law allows certain fixed costs incurred by MIST and the Fund (e.g., the cost of fund counsel reviewing non-routine legal issues) to be applied against MIST’s and the Fund’s aggregate assets, causing each of these entities to bear smaller amounts of those expenses than they would if the entities did not have those commonalities. The Manager expects any cost savings achieved as a result of Proposal III to be modest and potentially immaterial.

For a comparison of certain attributes of the Fund and the New Trust that may affect the shareholders of the Fund, please see the discussion below under “Comparative Information on Shareholders’ Rights and Governance Issues.” As described in more detail below, the New Trust is a statutory trust governed by Delaware law and an agreement and declaration of trust. The New Trust has separate series representing different beneficial interests in the assets and liabilities belonging to that series, and shares of each series may be further divided into separate classes. If the Reorganization is consummated, the New Trust expects to adopt, pursuant to Rule 414 under the Securities Act of 1933, as amended, the registration statement of the Fund. Accordingly, no investment objectives or investment policies of any Portfolio are expected to change as a result of the Reorganization. In addition, no changes in any Portfolio’s investment adviser, subadviser (if applicable) and portfolio managers are expected to result from the Reorganization, if consummated, and no changes in the Portfolios’ expense structures are expected to result from the Reorganization. All of the Nominees for Directors of the Fund identified in Proposal I that are elected are expected to serve as trustees of the New Trust.

If Proposal III is approved, the Board reserves the right not to implement Proposal III if it determines Proposal III is no longer in the Portfolios’ best interests.

Summary of Reorganization Agreement

The terms of the Reorganization Agreement are summarized below. This summary is qualified in its entirety by reference to the Reorganization Agreement itself, which is set forth in Appendix F to this Proxy Statement.

The Reorganization Agreement provides that each New Portfolio will acquire all of the assets and assume all of the liabilities, including any unstated liabilities, of the corresponding Portfolio in exchange for shares of the New Portfolio with a total net asset value equal to the net assets of the corresponding Portfolio as of the close of regular trading on the New York Stock Exchange on the business day preceding the Reorganization. Subject to the satisfaction of the conditions described below, such acquisition is scheduled to occur on or about April 30, 2012 (the “Closing Date”), or such other date as may be agreed upon by the parties.

As part of the closing of the Reorganization, each Portfolio will liquidate and distribute pro rata to its shareholders of record, as calculated on the business day prior to the Closing Date at the close of regularly scheduled trading on the New York Stock Exchange, the shares of the corresponding New Portfolio received in the Reorganization. The liquidation and distribution with respect to each class of a Portfolio’s shares will be accomplished by the transfer of the corresponding New Portfolio shares then credited to the account of the Portfolio on the books of the corresponding New Portfolio to newly-created accounts on the books of the corresponding New Portfolio in the names of the Portfolio shareholders. All issued and outstanding shares of each Portfolio will be canceled on the books of the Portfolio simultaneously. The New Portfolios will not issue certificates representing the New Portfolio shares issued in connection with such exchange.

After such distribution, the Fund will take all necessary steps under applicable state law, its governing instruments and any other applicable law to complete the dissolution of the Portfolios and the Fund, to the extent that the Fund has no outstanding shares following the closing of the Reorganization. The Board has determined, with respect to each Portfolio, that the interests of shareholders of a Portfolio will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of each Portfolio.

Prior to the Reorganization, each Portfolio will purchase one or more shares (“Initial Shares”) of its corresponding New Portfolio and by written consent approve certain issues regarding the organization of the New Portfolio. The Fund, as the sole shareholder of the New Trust by virtue of the Initial Shares held by the Portfolios, will by written consent approve certain issues regarding the organization of the New Trust. The Portfolios and the Fund will vote in favor of such matters regarding the organization of the corresponding New Portfolios and the New Trust, respectively, only if the shareholders of the Fund vote to approve the Reorganization Agreement. Thus shareholders of the Fund, in approving the proposed Reorganization, will also, in effect be approving the following matters:

•	Election of the New Trust’s Trustees, who are expected to be the same individuals as those serving as the Directors of the Fund immediately before the Reorganization;

•

Approval of the advisory and subadvisory agreements for each New Series, which are expected to be substantially identical to the agreements in place for the corresponding Portfolio immediately before the Reorganization;

•

Approval of distribution and services plans for each class of shares of each New Series, which are expected to be substantially identical to the Distribution Plans in place for the corresponding Portfolio immediately before the Reorganization; and

•	Approval of the liquidation of each Portfolio and dissolution of the Fund.

Shareholders are not being asked to vote separately on these issues.

The Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the consummation of the Reorganization, before or after approval by the shareholders of the Fund, if circumstances should develop that, in the Board’s opinion, make proceeding with the Reorganization inadvisable with respect to the Fund. The Reorganization Agreement provides that the Fund or the New Trust may waive compliance with any of the covenants or conditions made therein for the benefit of the Portfolios or the New Portfolios, as applicable, other than the requirement that the Reorganization Agreement be approved by shareholders of the Fund.

Comparative Information on Shareholders’ Rights and Governance Issues

As a Maryland corporation, the operations of the Fund are governed by its Articles of Incorporation (the “Articles”), its Bylaws and applicable Maryland and federal law. The operations of the New Trust, as a Delaware statutory trust, will be governed by its Agreement and Declaration of Trust (the “Declaration of Trust”), its Bylaws and applicable Delaware and federal law. As discussed below, certain shareholder rights and governance issues differ between the Fund and the New Trust.

Form of Organization

The Fund is organized as a Maryland corporation, and the New Trust will be organized as a Delaware statutory trust. Like the Fund, the New Trust will be registered as an open-end management investment company under the 1940 Act, and organized as a “series company” as that term is used in Rule 18f-2 under the 1940 Act. Like the Fund, the New Trust will offer shares of its series to insurance company separate accounts to serve as an investment vehicle for variable annuity contracts and variable life insurance policies issued by certain insurance companies.

The business of the Fund is overseen by a Board of Directors and the business of the Trust will be overseen by a Board of Trustees. The duties and responsibilities of the Directors in respect of the Fund and the Trustees in respect of the New Trust are substantially similar.

Capitalization

The beneficial interests in the Fund are represented by 4.75 billion common shares with a par value of $0.01 each. The beneficial interests in the New Trust are expected to be represented by an unlimited number of transferable shares of beneficial interest, $.001 par value per share. Both the Declaration of Trust of the New Trust and the Articles of Incorporation of the Fund permit the Trustees and Directors, respectively, to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees and Directors, respectively, all without shareholder approval. Fractional shares may be issued by the Fund and the New Trust.

Because the New Trust is intended to carry on the business of the Fund, it is expected to initially have 34 separate series, each corresponding to a current Portfolio of the Fund, with the same investment objective and principal investment strategies of the corresponding Portfolio. The New Trust will offer Class A, Class B, Class D, Class E, Class F and Class G shares, with each New Series offering the same classes of shares as are offered by its corresponding Portfolio.

Shares of each class of a Portfolio of the Fund and each class of a series of the New Trust represent an equal pro rata interest in the Portfolio or series, respectively, with each other share of that class. Shareholders of each Portfolio or series are entitled to receive dividends and other amounts as determined by the Directors or Trustees, as applicable.

Shareholder Liability

Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that the New Trust or a shareholder is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of the New Trust to liability. To guard against this risk, the Declaration of Trust of the New Trust (a) provides that any written obligation of the New Trust may contain a statement that such obligation may only be enforced against the assets of the New Trust or the particular series in question and the obligation is not binding upon the shareholders of the New Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of the New Trust’s property of any shareholder held personally liable for the obligations of the New Trust as a shareholder. Accordingly, the risk of a shareholder of the New Trust incurring financial loss beyond that shareholder’s investment in the New Trust solely because of his or her status as a shareholder of the New Trust is limited to circumstances in which: (1) the court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) the New Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the New Trust’s business, and the nature of its assets, the risk of personal liability to a shareholder of the New Trust solely because of his or her status as a shareholder is remote.

Under Maryland law, shareholders of the Fund have no personal liability as such for the acts or obligations of a Portfolio or the Fund.

Shareholder Meetings and Voting Rights

As an owner of a Contract issued by separate accounts of the Insurance Companies, you generally have the right to instruct your Insurance Company how to vote at shareholder meetings. Although you are not directly a shareholder of the Fund and will not be a direct shareholder of the New Trust, you have this right because some or all of your Contract value is invested, as provided by your Contract, in one or more Portfolios and, if Proposal III is approved, will be invested in one or more New Portfolios. Accordingly, for purposes of this section, the term “shareholder” refers to you in your capacity as a Contract Owner who is able to instruct your Insurance Company how to vote its shares.

Neither the Fund nor the New Trust is required to hold annual meetings of shareholders and neither expects to do so. Both the Fund and the New Trust would be required to call a meeting of shareholders for the purpose of electing Directors and Trustees, respectively, if, at any time, less than a majority of the Directors or Trustees, respectively, then holding office were elected by shareholders. Shareholders of each Portfolio of the Fund or series of the New Trust generally vote separately, by Portfolio or series, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Portfolio or series. Shareholders of each Portfolio of the Fund or series of the New Trust generally vote by class as to matters, such as approval of, or amendments to, a Rule 12b-1 distribution plan, that affects only their particular class.

Until and unless amended by the Board, the Bylaws of the Fund provide that the holders of a majority of the shares outstanding and entitled to vote shall constitute a quorum for the transaction of business at any regular or special meeting of the Fund. Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to the New Trust, 33 1/3% of the shares issued and outstanding constitutes a quorum for consideration of a matter at a shareholders’ meeting but any lesser number is sufficient for adjourned sessions. Like the Fund, when a quorum of shareholders of the New Trust is present at a meeting, a majority of the shares voted would be sufficient to act on a matter and a plurality of the shares voted would be required to elect a Trustee. Neither the Fund nor the New Trust permits the use of cumulative voting in the election of Directors or Trustees, respectively. A Director of the Fund may be removed with or without cause by a vote of the shareholders holding a majority of the shares entitled to vote for the election of directors at any meeting of shareholders at which a quorum is present. A Trustee of the New Trust may be removed at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the New Trust. Under the Declaration of Trust and Articles of Incorporation of the New Trust and the Fund, respectively, each whole share of beneficial interest or common stock is entitled to one vote, and each fractional share is entitled to a proportionate vote.

Liquidation

In the event of the liquidation of the Fund or the New Trust, or a series, or a class of shares of a series, shareholders of the Fund and the New Trust, or the series, or the class of shares of the series, would be entitled to receive, when and as declared by the

Directors or Trustees, the excess of the assets belonging to the Fund or New Trust, the series, or attributable to the class of the series, over the liabilities belonging to the Fund or New Trust, the series, or attributable to the class of the series, as applicable. The assets so distributable to shareholders will be distributed among the shareholders in proportion to the number of shares of the Fund or New Trust, the series, or the class of shares of the series owned by them on the date of distribution. The Trustees of the New Trust may vote to liquidate the New Trust or any series thereof without shareholder approval; liquidation of the Fund at a time when shares of the Fund remain outstanding would generally require the approval of shareholders of a majority of the shares of the Fund entitled to vote on the issue. However, under Maryland law applicable to the Fund, if the Directors find that the continuation of the offering of the shares of any one or more series or classes is no longer in the best interests of the Fund, the Fund may elect to exercise its involuntary redemption right and force the redemption of such series’ or class’s shares so that there are no outstanding shares, in which case a shareholder vote would not be required to liquidate the series or class.

Liability and Indemnification of Trustees/Directors

The Bylaws of the Fund provide that a present or former Director or officer is entitled to indemnification to the full extent permissible under the laws of the State of Maryland against liabilities and expenses with respect to claims related to his or her position with the Fund; provided that, except as specifically required by the laws of the State of Maryland, the Fund is only required to indemnify persons other than Directors to the extent specifically approved by resolution adopted by the Board of Directors, provided that no indemnification shall be provided to a Director or officer against any liability to the Fund or any shareholder by reasons of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Under the Declaration of Trust of the New Trust, a Trustee or officer is liable to any person in connection with the assets or affairs of the New Trust or any series only for such Trustee’s or officer’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the person’s office. As provided in the Declaration of Trust, each Trustee and officer of the New Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee or officer (1) did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the New Trust; (2) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties; and (3) in a criminal proceeding, had reasonable cause to believe that his or her conduct was unlawful.

* * * * *

The foregoing is only a summary of certain terms of the New Trust’s Declaration of Trust and the Fund’s Articles, the New Trust’s and the Fund’s Bylaws, and

Delaware, Maryland and federal law. It is not intended as a complete description of those documents or laws. Shareholders should refer to the provisions of the Declaration of Trust, the Articles and the Bylaws, and to Delaware, Maryland or federal law directly, for more complete information. Shareholders entitled to instruct the Insurance Companies to vote at the Meeting may obtain a copy of the New Trust’s Declaration of Trust and Bylaws when available, without charge, upon written or oral request to the Fund at the address and telephone number set forth on the cover of this Proxy Statement. The Fund’s Articles and Bylaws have been filed as exhibits to the Fund’s registration statement on file with the SEC at www.sec.gov.

Subadvisers

Like the Fund, the New Trust will rely on an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for a New Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. Generally, the Board of Trustees of the New Trust must approve any new subadvisory agreements implemented in reliance on the exemptive order.

Federal Income Tax Consequences of the Portfolio Reorganizations

The reorganization of each Portfolio into its corresponding New Portfolio is expected to qualify for U.S. federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and thus is not expected to result in the recognition of gain or loss by either the Portfolio, the New Portfolio, or their shareholders, the insurance company separate accounts. Provided that the variable life insurance policies or variable annuity contracts funded by a Portfolio qualify as life insurance or annuity contracts under Section 72 of the Code, the Portfolio Reorganization will not be a taxable event for owners of such contracts, regardless of whether the Reorganization is taxable or tax-free. It is accordingly expected that such contract owners will not recognize taxable gain or loss as a result of a Portfolio Reorganization.

As a condition to the closing of the Reorganization, each Portfolio and its corresponding New Portfolio will receive a legal opinion from Ropes & Gray LLP (which opinion will be subject to certain qualifications satisfactory to the Portfolio and the New Portfolio), to the effect that, on the basis of the existing provisions of the

Code, the Treasury Regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes:

•

The Portfolio Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the New Portfolio and the corresponding Portfolio each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

Under Section 1032 of the Code, no gain or loss will be recognized by the New Portfolio upon the receipt of the assets of the corresponding Portfolio in exchange for New Portfolio shares and the assumption by such New Portfolio of the liabilities of the corresponding Portfolio;

•

Under Section 362(b) of the Code, the basis in the hands of the New Portfolio of the assets of the corresponding Portfolio transferred to such New Portfolio in the Reorganization will be the same as the basis of such assets in the hands of the corresponding Portfolio immediately prior to the transfer;

•

Under Section 1223(2) of the Code, the holding periods of the assets of the Portfolio in the hands of the corresponding New Portfolio will include the periods during which such assets were held by such Portfolio;

•

Under Section 361 of the Code, no gain or loss will be recognized by the Portfolio upon the transfer of its assets to the corresponding New Portfolio in exchange for New Portfolio shares and the assumption by the corresponding New Portfolio of the liabilities of such Portfolio, or upon the distribution of New Portfolio shares by such Portfolio to its shareholders in liquidation;

•	Under Section 354 of the Code, no gain or loss will be recognized by Portfolio shareholders upon the exchange of their shares of such Portfolio for New Portfolio shares;

•

Under Section 358 of the Code, the aggregate basis of New Portfolio shares a shareholder of the corresponding Portfolio receives in connection with the Reorganization will be the same as the aggregate basis of such shareholder’s Portfolio shares exchanged therefor;

•

Under Section 1223(1) of the Code, a Portfolio shareholder’s holding period for his, her, or its New Portfolio shares will include the period for which such shareholder held the Portfolio shares exchanged therefor, provided that the shareholder held such Portfolio shares as capital assets; and

•

The New Portfolio will succeed to and take into account the items of the corresponding Portfolio described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

Each opinion will be based on factual certifications made by officers of the applicable Portfolio and the corresponding New Portfolio, and on customary assumptions. No opinion is a guarantee that the tax consequences of a Portfolio

Reorganization will be as described above. There is no assurance that the Internal Revenue Service (“IRS”) or a court would agree with any opinion. Opinions of counsel are not binding upon the IRS or the courts.

If the IRS or a court were to disagree with an opinion, it could subject a Portfolio and/or its corresponding New Portfolio to a Portfolio-level tax or affect the qualification of a Portfolio and/or its corresponding New Portfolio as “a regulated investment company” under the Code. The above description of the U.S. federal income tax consequences of the Portfolio Reorganizations is made without regard to the particular facts and circumstances of any shareholder or Contract Owner. Shareholders of each Portfolio and owners of contracts funded by each Portfolio should consult their tax advisors regarding the effect, if any, of a Portfolio Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to certain U.S. federal income tax consequences of a Portfolio Reorganization, each shareholder of a Portfolio and owner of one or more contracts funded by a Portfolio should also consult their tax advisors as to the state, local and non-U.S. tax consequences, if any, of a Portfolio Reorganization based upon their particular circumstances.

Vote Required

The shareholders of the Fund vote together as a single class on Proposal III.

The vote required to approve Proposal III is the lesser of (i) 67% of the shares of the Fund that are present at the Meeting, if the holders of more than 50% of the shares of the Fund outstanding as of the Record Date are present or represented by proxy at the Meeting, or (ii) more than 50% of the shares of the Fund outstanding on the Record Date. If the required vote is not obtained, the Directors will consider what other actions to take in the best interests of the Fund.

Recommendation of the Board

The Board of Directors believes that the Reorganization Agreement is in the best interests of shareholders of the Fund. Accordingly, the Board unanimously recommends that shareholders vote to APPROVE the Reorganization Agreement as set forth in Proposal III.

OTHER INFORMATION

Information about Voting Instructions and the Conduct of the Meeting

Solicitation of Voting Instructions

Voting instructions will be solicited primarily by mailing this Proxy Statement and its enclosures, but voting instructions may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Fund or by its agents. In addition, Computershare Fund Services has been engaged to assist in the solicitation of proxies for a fee of approximately $540,476, although the actual costs of the solicitation may be higher. These costs will generally reduce the Portfolios’ net asset values, generally as they are incurred. The Fund will bear, subject to any expense limitation agreement in place, all of the costs of the Meeting, including the costs of printing and mailing this proxy statement and soliciting voting instructions, other than those costs relating to Proposal II, which will be borne by the Manager.

Voting Process

The shares of the Portfolio are currently sold to the Insurance Companies as the record owners for allocation to the corresponding investment divisions or sub-accounts of certain of their separate accounts that are registered as investment companies with the SEC. Most of the shares of the Portfolio are attributable to contracts issued by the Insurance Companies. Other outstanding Portfolio shares are not attributable to contracts, because such shares are (a) held in a separate account that is not registered as an investment company, or (b) held in the Insurance Company’s general account rather than in a separate account.

Record owners of the shares of the Portfolio as of the Record Date will be entitled to vote and may cast one vote for each share held and a fractional vote for each fractional share held. A majority of the shares of a Portfolio or the Fund outstanding as of the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of such Portfolio or the Fund, respectively, at the Meeting.

In determining whether a quorum is present, the tellers (persons appointed by the Fund to receive, count and report all ballots cast at the Meeting) will count shares represented by proxies that reflect abstentions or votes withheld as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any Proposal, these shares will have the same effect as if they cast votes against Proposals II and III. With respect to Proposal I, so long as a quorum is present, abstentions or votes withheld (unless all votes with respect to a Nominee are withheld) will have no effect on the outcome of Proposal I.

In accordance with their understanding of presently applicable law, the Insurance Companies will vote the shares of a Portfolio that are attributable to the contracts based on voting instructions received from owners of such contracts that participate in the corresponding investment divisions in the separate accounts. The number of Portfolio shares held in the corresponding investment division of a separate account deemed attributable to each Contract owner is determined by dividing a variable life insurance policy’s or variable benefit option’s cash value or a variable annuity contract’s accumulation units (or if variable annuity payments are currently being made, the amount of the Insurance Company’s reserves attributable to that variable annuity contract), as the case may be, in that division by the net asset value of one share in the Portfolio.

Each Portfolio currently issues one or more of the following share classes: Class A shares, Class B shares, Class D shares, Class E shares, Class F shares and Class G shares, which, among other things, have different net asset values. Whether Class A shares, Class B shares, Class D shares, Class E shares, Class F shares or Class G shares are offered in connection with a given Contract depends on the particular Contract. Each Class A share, Class B share, Class D share, Class E share, Class F share and Class G share has one vote. For purposes of determining the number of Portfolio shares for which a Contract owner is entitled to give voting instructions, the Insurance Companies use the per share net asset value for such class of Portfolio shares that are offered under that Contract. Fractional votes will be counted. The number of shares for which a Contract owner has a right to give voting instructions is determined as of the Record Date.

Portfolio shares held in an investment division attributable to contracts for which no timely instructions are received or that are not attributable to contracts will be represented at the Meeting by the record owners and voted in the same proportion as the shares for which voting instructions are received for all contracts participating in that investment division. The Fund has been advised that Portfolio shares held in the general account or unregistered separate accounts of the Insurance Companies will be represented at the Meeting by the record owners and voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the other shares that are voted in proportion to such voting instructions. Because the Fund and the Portfolios use proportional voting, a small number of shareholders may determine the outcome of a vote, including the vote on the Proposals.

With respect to Proposal II, if you are a Contract Owner of units that relate to shares of more than one Portfolio, your voting instruction card will ask you to provide separate voting instructions for each such Portfolio.

If an enclosed voting instruction card is completed, executed and returned, it may nevertheless be revoked at any time before the Meeting by a written revocation or later voting instruction card mailed to the Fund at 501 Boylston Street, Boston, Massachusetts 02116, or by calling toll free (800) 638-7732. The Fund must receive the revocation or later voting instruction card prior to the Meeting for the revocation to be effective. You may attend the Meeting in person to revoke previously provided voting instructions and to provide new voting instructions.

If you simply sign the voting instruction card without specifying an instruction, the voting instruction card will be voted in accordance with the recommendation of the Fund’s Board with respect to each Proposal considered at the Meeting.

For instructions on how to attend the meeting and vote in person, please call (800) 638-7732.

Adjournments; Other Business

With respect to Proposals I and III, an adjournment of the Meeting requires the vote of a majority of the total number of shares of the Fund that are present in person or by proxy and entitled to vote. With respect to Proposal II, an adjournment of the Meeting as to any Portfolio requires the vote of a majority of the total number of shares of the relevant Portfolio that are present in person or by proxy and entitled to vote. The Meeting has been called to transact any business that properly comes before it. The only business that management of the Fund intends to present or knows that others will present are the Proposals. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in their discretion, unless the Secretary of the Fund has previously received written contrary instructions from the shareholder entitled to vote the shares. Shares represented by properly executed proxy cards that constitute abstentions will have the effect of a vote against any adjournment.

Shareholder Proposals at Future Meetings

Under the Bylaws, the Fund is not required to hold an annual meeting of shareholders in any year in which the election of directors is not required to be acted upon under the 1940 Act. Shareholder proposals to be presented at any future meeting of shareholders of a Portfolio or the Fund must be received by the Fund in writing a reasonable amount of time before the Fund solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP (the “Independent Registered Public Accounting Firm”), 200 Berkeley Street, Boston, Massachusetts 02166, serves as the independent registered public accounting firm for the Portfolios. Deloitte & Touche LLP provides audit services, tax return review and assistance and consultation in connection with review of SEC filings. Representatives of the Independent Registered Public Accounting Firm will not be available at the Meeting.

The following tables set forth, for the Fund’s two most recent fiscal years, the fees billed by the Independent Registered Public Accounting Firm for (a) all audit and non-audit services provided directly to the Fund and (b) those non-audit services provided to the Manager and subadvisers (other than subadvisers not affiliated with the Manager) and any entity controlling, controlled by or under common control with the Manager that provides ongoing services to the Fund (collectively, “Service Entities”) that relate directly to the Portfolios’ operations and financial reports:

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2009	$941,400	$0	$301,000	$0
2010	$961,000	$0	$305,260	$0

“Audit Fees” represent fees billed for each of the last two fiscal years or professional services rendered for the audit of the Fund’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years. “Audit-Related Fees,” if any, represent fees for assurance and related services by the Independent Registered Public Accounting Firm that are reasonably related to the performance of the audit or review of the Fund’s financial statements and that are not included in “Audit Fees.” “Tax Fees” represent fees for services rendered to the Fund for tax return preparation and review of and participation in determining required income and capital gains distributions. “All Other Fees” represents fees, if any, billed for other products and services rendered by the Independent Registered Public Accounting Firm to the Fund for the last two fiscal years.

The Fund’s Audit Committee has established pre-approval procedures pursuant to paragraph (c)(7)(i)(B) of Rule 2-01 of Regulation S-X, which include regular pre-approval procedures and interim pre-approval procedures. Under the regular pre-approval procedures, the Audit Committee pre-approves at its regularly scheduled meetings audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. Under the interim pre-approval procedures, any member of the Audit Committee who is an Independent Director is authorized to pre-approve proposed services that arise between regularly scheduled Audit Committee meetings and that need to commence prior to the next regularly scheduled Audit Committee meeting. Such Audit Committee member must report to the Audit Committee at its next regularly scheduled meeting on the pre-approval decision. There were no fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, which requires the audit committee of a registered investment company to pre-approve certain non-audit services provided to the registered investment company’s investment adviser or its affiliates.

For the Fund’s two most recent fiscal years, the aggregate non-audit fees billed by the Independent Registered Public Accounting Firm for services rendered to the Fund and the Service Entities were as follows:

Fiscal Year	Aggregate Non-audit Fees
2009	$7,600,000
2010	$7,200,000

The amounts set out above represent the aggregate non-audit fees billed by the Independent Registered Public Accounting Firm to MetLife and its subsidiaries, and include, among other non-audit fees, non-audit fees for services rendered to the Fund and rendered to the Manager and any entity controlling, controlled by or under common control with the Manager that provides ongoing services to the Fund.

The Fund’s Audit Committee considered the provision of non-audit services that were rendered to the Manager, and any entity controlling, controlled by or under common control with the Manager that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the Independent Registered Public Accounting Firm’s independence.

Information about the Fund

Copies of the most recent annual report and the most recent semiannual report succeeding the most recent annual report of the Fund, if any, may be obtained without charge by calling (800) 638-7732 or by writing to Michael P. Lawlor, Metropolitan Series Fund, Inc., c/o MetLife Advisers, LLC at 501 Boylston Street, Boston, Massachusetts 02116. This Proxy Statement, the most recent annual report and semiannual report to shareholders, and any amendments or supplements to the foregoing material that are required to be furnished to shareholders, are available on the Internet at www.metlife.com/msf.

Ownership of Shares

As of the Record Date, the following number of shares of each Portfolio were outstanding and entitled to vote:

Portfolio	Class	Shares Outstanding on Record Date
Artio International Stock Portfolio	Class A	78,307,918.109
	Class B	11,448,673.263
	Class E	3,233,897.964

Barclays Capital Aggregate Bond Index Portfolio	Class A	54,063,483.863
	Class B	78,170,658.447
	Class E	8,044,711.213
	Class G	11,498,493.068

BlackRock Aggressive Growth Portfolio	Class A	22,005,357.868
	Class B	3,308,148.864
	Class D	4,520,087.261
	Class E	438,317.181

BlackRock Bond Income Portfolio	Class A	27,948,384.098
	Class B	4,356,905.121
	Class E	1,793,996.705

BlackRock Diversified Portfolio	Class A	71,345,171.562
	Class B	4,314,502.302
	Class E	2,262,839.855

BlackRock Large Cap Value Portfolio	Class A	91,182,761.469
	Class B	20,736,693.552
	Class E	4,690,037.507
BlackRock Legacy Large Cap Growth Portfolio	Class A	52,915,778.506
	Class B	6,244,266.567
	Class E	1,701,493.483

Portfolio	Class	Shares Outstanding on Record Date
BlackRock Money Market Portfolio	Class A	6,848,801.185
	Class B	8,864,839.832
	Class E	3,906,905.594
Davis Venture Value Portfolio	Class A	69,078,760.797
	Class B	21,667,151.197
	Class E	32,040,099.395
FI Value Leaders Portfolio	Class A	1,711,684.865
	Class B	408,691.412
	Class D	772,636.971
	Class E	159,647.972
Jennison Growth Portfolio	Class A	83,118,291.796
	Class B	35,375,445.550
	Class E	748,407.105
Loomis Sayles Small Cap Core Portfolio	Class A	991,508.960
	Class B	659,020.871
	Class E	156,125.010
Loomis Sayles Small Cap Growth Portfolio	Class A	34,798,382.658
	Class B	6,455,022.817
	Class E	716,167.922
Met/Artisan Mid Cap Value Portfolio	Class A	4,103,894.910
	Class B	2,221,249.614
	Class E	602,047.539
Met/Dimensional International Small Company Portfolio	Class A Class B	43,289,460.035 4,254,891.570
MetLife Conservative Allocation Portfolio	Class A	4,133,282.531
	Class B	54,777,461.144

MetLife Conservative to Moderate Allocation Portfolio	Class A Class B	7,544,168.236 134,132,012.291

MetLife Mid Cap Stock Index Portfolio	Class A	18,393,880.734
	Class B	21,585,185.560
	Class E	2,929,642.858
	Class G	5,261,246.224
MetLife Moderate Allocation Portfolio	Class A	21,956,546.273
	Class B	414,399,956.596
MetLife Moderate to Aggressive Allocation Portfolio	Class A Class B	23,678,431.287 236,237,193.124

MetLife Stock Index Portfolio	Class A	99,967,343.315
	Class B	51,168,047.626
	Class D	10,556,904.786
	Class E	5,079,006.598

Portfolio	Class	Shares Outstanding on Record Date
MFS® Total Return Portfolio	Class A	1,318,789.249
	Class B	1,721,491.359
	Class E	244,115.146
	Class F	4,942,258.129
MFS® Value Portfolio	Class A	175,729,114.937
	Class B	17,784,413.057
	Class E	4,841,132.296
Morgan Stanley EAFE Index Portfolio	Class A	27,716,394.853
	Class B	32,536,491.576
	Class E	3,515,541.458
	Class G	5,894,915.098
Neuberger Berman Genesis Portfolio	Class A	72,310,275.914
	Class B	9,993,072.845
	Class E	8,274,035.934
Neuberger Berman Mid Cap Value Portfolio	Class A	14,342,859.850
	Class B	18,668,154.575
	Class E	2,150,129.245
Oppenheimer Global Equity Portfolio	Class A	27,571,281.010
	Class B	17,353,110.723
	Class E	814,597.461
Russell 2000 Index Portfolio	Class A	28,014,752.589
	Class B	13,646,474.847
	Class E	2,023,487.119
	Class G	4,978,639.410
T. Rowe Price Large Cap Growth Portfolio	Class A	65,626,151.595
	Class B	13,654,903.639
	Class E	1,087,675.642
T. Rowe Price Small Cap Growth Portfolio	Class A	15,984,070.677
	Class B	16,969,508.483
	Class E	883,356.398
Van Eck Global Natural Resources Portfolio	Class A	51,068,221.247
	Class B	11,125,652.518
Western Asset Management Strategic Bond Opportunities Portfolio	Class A	43,657,388.656
	Class B	21,463,746.540
	Class E	5,974,246.599
Western Asset Management U.S. Government Portfolio	Class A	155,660,413.657
	Class B	43,870,861.978
	Class E	4,047,297.997
Zenith Equity Portfolio	Class A	1,536,402.051

All of the shares of the Portfolios are held of record by the Insurance Companies for allocation to the corresponding investment divisions or sub-accounts of certain of their separate accounts. Because the Insurance Companies own 100% of the Shares of the Fund, they may be deemed to be in control (as defined in the 1940 Act) of the Fund. Shares of the Portfolios are not offered for direct purchase by the investing public.

The Insurance Companies have informed the Fund that, as of the Record Date, there were no persons owning contracts which would entitle them to instruct the Insurance Companies with respect to 5% or more of the voting securities of any share class of a Portfolio. The Fund has been informed that, as of the Record Date, the officers and Directors as a group owned less than 1% of the outstanding shares of each Portfolio.

Administrator

The Manager provides administrative services to the Portfolios under the Existing Advisory Agreements. Appendix B-2 to this Proxy Statement sets forth the advisory fees paid for the fiscal year ended December 31, 2010, which include fees paid for administrative services.

INSTRUCTIONS FOR EXECUTING VOTING INSTRUCTIONS

The following general rules for signing voting instructions may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your voting instructions properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the voting instructions.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the voting instructions.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the voting instructions should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION	VALID SIGNATURE

CORPORATE ACCOUNTS

(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

TRUST ACOUNTS

(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

After completing your voting instructions, return it in the enclosed postage paid envelope.

If you have any questions about the voting instructions, please call the Fund at (800) 638-7732.

Appendix A

METROPOLITAN SERIES FUND, INC.

NOMINATING COMMITTEE CHARTER

1.	The Nominating Committee (the “Committee”) of the Metropolitan Series Fund, Inc. (the “Fund”) shall be composed entirely of directors (“Directors”) of the Fund who are not “interested persons” of such Fund for purposes of the Investment Company Act of 1940, as amended (“Independent Directors”). The Committee’s overall role is to assist the Fund’s Board of Directors (the “Board”) with the selection of Independent Director candidates as follows.

2.	The specific purpose of the Committee is to evaluate the qualifications of the Fund’s candidates for Independent Director positions and to make recommendations to the Independent Directors with respect to nominations for Independent Director membership on the Fund’s Board. The Committee shall consider Independent Director candidates in connection with Board vacancies and newly created Board positions.

3.	The Committee shall require that Independent Director candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Independent Director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Fund’s Board, (ii) relevant industry and related experience, (iii) educational background, (iv) ability, judgment and expertise and (v) overall diversity of the Board’s composition.

4.	In identifying potential nominees for the Fund’s Board, the Committee may consider candidates recommended by the following sources: (i) the Fund’s current Directors; (ii) the Fund’s officers; (iii) the Fund’s investment adviser, subadvisers or principal underwriters; (iv) owners of variable life insurance and variable annuity contracts (“Contract Owners”) issued by SEC-registered separate accounts of Metropolitan Life Insurance Company or its affiliated insurance companies (the “Insurance Companies”) that invest in such Fund (see below); and (v) any other source such Committee deems to be appropriate. The Committee may, but is not required to, retain a third-party search firm or other consultant or adviser at the Fund’s expense to identify or assist in the evaluation of potential candidates.

5.	The Committee will consider and evaluate nominee candidates properly submitted by Contract Owners as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by Contract Owners to properly submit a nominee candidate to the relevant Committee (recommendations not properly submitted in accordance with Appendix A will not be considered by such Committee).

6.	The Committee will recommend to the Fund’s Independent Directors candidates to serve as Independent Directors on such Board.

7.	To carry out its purposes, the Committee shall:

(a)	hold scheduled meetings when the Committee or the Fund’s Board determines necessary or appropriate in accordance with the Fund’s Bylaws;

(b)	submit minutes of Committee meetings to the Board; and

8.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund.

9.	The Fund’s Board may designate one member of the Committee to serve as Chair of such Committee. The Committee may make recommendations to the Fund’s full Board regarding the designation of Committee Chair.

Adopted: August 4, 2004

Appendix A

Procedures for Contract Owners to Submit

Independent Director Nominee Candidates

(As of August 4, 2004)

A Contract Owner of Metropolitan Series Fund, Inc. must follow the following procedures in order to submit properly a nominee recommendation for the consideration of the Fund’s Nominating Committee.

1.	The Contract Owner must submit any such recommendation (each, a “Recommendation,” and, collectively, the “Recommendations”) in writing to the Fund, to the attention of the Secretary of the Fund (“Secretary”), at the address of the principal executive offices of the Fund. Once each quarter, if any Recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new Recommendations. Because the Fund does not hold annual or other regular meetings of shareholders for the purpose of electing Directors, the Committee will accept Recommendations on a continuous basis.

2.	All Recommendations properly submitted to the Fund will be held by the Secretary until such time as the Committee convenes to consider Independent Director candidates to fill Board vacancies or newly created Board positions (an “Independent Director Consideration Meeting”) or the Committee instructs the Secretary to discard a Recommendation following an Independent Director Consideration Meeting or an Interim Evaluation (as defined below), provided, however, that in no event shall the Secretary hold any Recommendation for longer than three (3) years.

3.	At an Independent Director Consideration Meeting, the Committee will consider each Recommendation then held by the Secretary. Following an Independent Director Consideration Meeting, the Committee may instruct the Secretary to discard any or all of the Recommendations currently held by the Secretary.

4.	The Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Recommendations (such meeting, an “Interim Evaluation”) for the purpose of determining which Recommendations will be considered at the next Independent Director Consideration Meeting. Following an Interim Evaluation, the Committee may instruct the Secretary to discard any or all of the Recommendations currently held by the Secretary.

5.

The Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the Contract Owner (the “candidate”); (B) the number of units that relate to shares of each Portfolio

(and class) of such Fund attributable to any annuity or life insurance contract of the candidate, as reported to such Contract Owner by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Independent Directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) information regarding the candidate that will be sufficient for the Fund to make a determination as to whether the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended); (ii) the written and signed consent of the candidate to be named as a nominee and to serve as an Independent Director if elected; (iii) the name of the recommending Contract Owner as it appears on the books of the relevant Insurance Company separate account; (iv) the number of units that relate to shares of each Portfolio (and class) of such Fund attributable to any annuity or life insurance contract of such recommending Contract Owner; and (v) a description of all arrangements or understandings between the recommending Contract Owner and the candidate and any other person or persons (including their names) pursuant to which the Recommendation is being made by the recommending Contract Owner. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.

Appendix B-1

Advisory Fee Payable

Under the Existing Advisory Agreements, an advisory fee is payable by each Portfolio to the Manager at the annual rate as set forth in the table below.

Portfolio	Annual Percentage Rate	Average Daily Net Asset Value Levels
Artio International Stock Portfolio	0.860% 0.800% 0.750%	First $500 million Next $500 million Over $1 billion

Barclays Capital Aggregate Bond Index Portfolio	0.250%	All Assets

BlackRock Aggressive Growth Portfolio	0.750% 0.700% 0.650%	First $500 million Next $500 million Over $1 billion

BlackRock Bond Income Portfolio	0.400% 0.350% 0.300% 0.250%	First $1 billion Next $1 billion Next $1 billion Over $3 billion

BlackRock Diversified Portfolio	0.500% 0.450% 0.400%	First $500 million Next $500 million Over $1 billion

BlackRock Large Cap Value Portfolio	0.700% 0.650% 0.600%	First $250 million Next $500 million Over $750 million

BlackRock Legacy Large Cap Growth Portfolio	0.730% 0.650%	First $1 billion Over $1 billion

BlackRock Money Market Portfolio (a)	0.350% 0.300%	First $1 billion Over $1 billion

Davis Venture Value Portfolio	0.750% 0.700% 0.650%	First $1 billion Next $2 billion Over $3 billion

FI Value Leaders Portfolio	0.700% 0.650% 0.600% 0.550%	First $200 million Next $300 million Next $1.5 billion Over $2 billion

Jennison Growth Portfolio	0.700% 0.650% 0.600% 0.550%	First $200 million Next $300 million Next $1.5 billion Over $2 billion

Portfolio	Annual Percentage Rate		Average Daily Net Asset Value Levels
Loomis Sayles Small Cap Core Portfolio	0.900 0.850	% %	First $500 million Over $500 million

Loomis Sayles Small Cap Growth Portfolio	0.900 0.850	% %	First $500 million Over $500 million

Met/Artisan Mid Cap Value Portfolio	0.820 0.780	% %	First $1 billion Over $1 billion

Met/Dimensional International Small Company Portfolio	0.850 0.800	% %	First $100 million Over $100 million

MetLife Conservative Allocation Portfolio	0.100 0.075 0.050	% % %	First $500 million Next $500 million Over $1 billion

MetLife Conservative to Moderate Allocation Portfolio	0.100 0.075 0.050	% % %	First $500 million Next $500 million Over $1 billion

MetLife Mid Cap Stock Index Portfolio	0.250%		All Assets

MetLife Moderate Allocation Portfolio	0.100 0.075 0.050	% % %	First $500 million Next $500 million Over $1 billion

MetLife Moderate to Aggressive Allocation Portfolio	0.100 0.075 0.050	% % %	First $500 million Next $500 million Over $1 billion

MetLife Stock Index Portfolio	0.250%		All Assets

MFS Total Return Portfolio	0.600 0.550 0.500	% % %	First $250 million Next $500 million Over $750 million

MFS Value Portfolio	0.750 0.700 0.675 0.650	% % % %	First $250 million Next $2.25 billion Next $2.5 billion Over $5 billion

Morgan Stanley EAFE Index Portfolio	0.300%		All Assets

Neuberger Berman Genesis Portfolio	0.850 0.800 0.750	% % %	First $500 million Next $500 million Over $1 billion

Neuberger Berman Mid Cap Value Portfolio	0.650 0.600	% %	First $1 billion Over $1 billion

Portfolio	Annual Percentage Rate		Average Daily Net Asset Value Levels
Oppenheimer Global Equity Portfolio	0.900 0.550 0.500 0.475	% % % %	First $50 million Next $50 million Next $400 million Over $500 million

Russell 2000 Index Portfolio	0.250%		All Assets

T. Rowe Price Large Cap Growth Portfolio	0.650 0.600	% %	First $50 million Over $50 million

T. Rowe Price Small Cap Growth Portfolio	0.550 0.500 0.450	% % %	First $100 million Next $300 million Over $400 million

Van Eck Global Natural Resources Portfolio	0.800 0.775 0.750	% % %	First $250 million Next $750 million Over $1 billion

Western Asset Management Strategic Bond Opportunities Portfolio	0.650 0.550	% %	First $500 million Over $500 million

Western Asset Management U.S. Government Portfolio	0.550 0.450	% %	First $500 million Over $500 million

Zenith Equity Portfolio (b)	N/A		N/A

(a)	Prior to May 1, 2010, the advisory fee rate for the BlackRock Money Market Portfolio was at the annual rate of 0.35% for the first $1 billion of the Portfolio’s average daily net assets; 0.30% of the next $1 billion; and 0.25% of such assets over $2 billion.
(b)	There is no advisory fee payable directly by the Zenith Equity Portfolio. That Portfolio bears its share of the advisory fees of the Pioneer Fund Portfolio of MIST and the FI Value Leaders Portfolio and the Jennison Growth Portfolio of the Fund through its investment in these underlying Portfolios.

Appendix B-2

Advisory Fee Waivers

Pursuant to an expense agreement, the Manager has agreed, for the period May 1, 2011 through April 30, 2012, to reduce its advisory fees set out above under “Advisory Fees” for each class of the Portfolios listed below as follows:

Portfolio	Annual Percentage Rate Reduction	Average Daily Net Asset Value Levels
Artio International Stock Portfolio	0.080% 0.020% 0.050% 0.025% 0.050%	First $500 million Next $400 million Next $100 million Next $500 million Over $1.5 billion

Barclays Capital Aggregate Bond Index Portfolio	0.005% 0.010% 0.015%	Over $500 million and less than $1 billion Next $1 billion Over $2 billion

BlackRock Bond Income Portfolio*	0.030% 0.025%	First $1 billion Next $1 billion

BlackRock Large Cap Value Portfolio	0.020% 0.025% 0.050%	First $250 million Next $500 million Over $1 billion

BlackRock Legacy Large Cap Growth Portfolio	0.025%	Over $300 million and less than $1 billion

BlackRock Money Market Portfolio	0.025%	First $1 billion

Davis Venture Value Portfolio	0.050% 0.100% 0.050% 0.025%	Over $50 million and less than $500 million Next $500 million Next $2 billion Over $4.5 billion

Jennison Growth Portfolio	0.050% 0.100% 0.080%	First $200 million and over $300 million and less than $1 billion Next $1 billion Over $2 billion

Loomis Sayles Small Cap Core Portfolio	0.050%	All Assets

Loomis Sayles Small Cap Growth Portfolio	0.050% 0.100% 0.050%	First $100 million Next $400 million Over $500 million

Portfolio	Annual Percentage Rate Reduction	Average Daily Net Asset Value Levels
MetLife Mid Cap Stock Index Portfolio	0.005% 0.010% 0.015%	Over $500 million and less than $1 billion Next $1 billion Over $2 billion

MetLife Stock Index Portfolio	0.005% 0.010% 0.015%	Over $500 million and less than $1 billion Next $1 billion Over $2 billion

MFS Value Portfolio	0.100% 0.050% 0.100% 0.200% 0.175% 0.150%	First $250 million Next $1 billion Next $250 million Next $1 billion Next $2.5 billion Over $5 billion

Morgan Stanley EAFE Index Portfolio	0.005% 0.010% 0.015%	Over $500 million and less than $1 billion Next $1 billion Over $2 billion

Neuberger Berman Genesis Portfolio	0.025%	First $500 million

Russell 2000 Index Portfolio	0.005% 0.010% 0.015%	Over $500 million and less than $1 billion Next $1 billion Over $2 billion

T. Rowe Price Large Cap Growth Portfolio	0.015%	First $50 million

Western Asset Management Strategic Bond Opportunities Portfolio	0.055%	First $500 million

Western Asset Management U.S. Government Portfolio	0.050%	Over $200 million and less than $500 million

*	Any reduction in total advisory fees paid by the BlackRock Bond Income Portfolio due to these waivers may be reduced or eliminated by related changes in the Portfolio’s advisory fee structure at higher asset levels. In connection with these waivers, the Manager will receive advisory fees equal to 0.325% of the Portfolio’s average daily net assets for amounts over $2 billion but less than $3 billion (0.025% over the contractual advisory fee rate) and 0.325% for amounts over $3 billion but less than $3.4 billion (0.075% over the contractual advisory fee rate).

Advisory Fees Paid

For the fiscal year ended December 31, 2010, each Portfolio paid the following amounts in advisory fees to the Manager. The amounts shown reflect fee waivers or expense reimbursements in place, if any, during the fiscal year ended December 31, 2010.

Portfolio	Advisory Fees Paid
Artio International Stock Portfolio	$9,263,968
Barclays Capital Aggregate Bond Index Portfolio	$3,697,496
BlackRock Aggressive Growth Portfolio	$6,089,331
BlackRock Bond Income Portfolio	$7,086,375
BlackRock Diversified Portfolio	$6,061,208
BlackRock Large Cap Value Portfolio	$11,020,725
BlackRock Legacy Large Cap Growth Portfolio	$5,509,109
BlackRock Money Market Portfolio	$5,820,181
Davis Venture Value Portfolio	$24,206,743
FI Value Leaders Portfolio	$3,121,007
Jennison Growth Portfolio	$11,428,585
Loomis Sayles Small Cap Core Portfolio	$3,192,934
Loomis Sayles Small Cap Growth Portfolio	$748,468
Met/Artisan Mid Cap Value Portfolio	$10,423,410
Met/Dimensional International Small Company Portfolio	$4,664,199
MetLife Conservative Allocation Portfolio	$439,373
MetLife Conservative to Moderate Allocation Portfolio	$994,189
MetLife Mid Cap Stock Index Portfolio	$1,263,457
MetLife Moderate Allocation Portfolio	$2,227,740
MetLife Moderate to Aggressive Allocation Portfolio	$1,724,801
MetLife Stock Index Portfolio	$11,515,087
MFS Total Return Portfolio	$6,482,862
MFS Value Portfolio	$12,678,041
Morgan Stanley EAFE Index Portfolio	$2,010,579
Neuberger Berman Genesis Portfolio	$5,927,509
Neuberger Berman Mid Cap Value Portfolio	$4,158,289
Oppenheimer Global Equity Portfolio	$3,630,825
Russell 2000 Index Portfolio	$1,377,708
T. Rowe Price Large Cap Growth Portfolio	$4,662,212
T. Rowe Price Small Cap Growth Portfolio	$2,232,252
Van Eck Global Natural Resources Portfolio	$3,942,261

Portfolio	Advisory Fees Paid
Western Asset Management Strategic Bond Opportunities Portfolio	$3,918,847
Western Asset Management U.S. Government Portfolio	$9,771,994
Zenith Equity Portfolio	N/A

Appendix C

The table below sets forth the date of each Existing Advisory Agreement, the date it was last approved by the Board, the date on which it was last submitted to a vote of shareholders, and the purpose of such submission.

Portfolio	Date of Existing Advisory Agreement	Date Agreement was Last Approved by Board	Date Existing Advisory Agreement Last Submitted To Shareholders	Purpose of why Advisory Agreement was Submitted to Shareholders
Artio International Stock Portfolio	February 5, 2004	November 17, 2011	April 27, 2001	Shareholder approval in connection with retaining the Manager as the Portfolio’s investment adviser

Barclays Capital Aggregate Bond Index Portfolio	May 1, 2001	November 17, 2011	April 27, 2001	Shareholder approval in connection with retaining the Manager as the Portfolio’s investment adviser

BlackRock Aggressive Growth Portfolio	January 31, 2005	November 17, 2011	January 18, 2005	Amendment of advisory agreement to allow the delegation of portfolio management duties to one or more subadvisers

BlackRock Bond Income Portfolio	May 1, 2003	November 17, 2011	April 27, 2001	Shareholder approval in connection with retaining the Manager as the Portfolio’s investment adviser

Portfolio	Date of Existing Advisory Agreement	Date Agreement was Last Approved by Board	Date Existing Advisory Agreement Last Submitted To Shareholders	Purpose of why Advisory Agreement was Submitted to Shareholders
BlackRock Diversified Portfolio	January 31, 2005	November 17, 2011	January 18, 2005	Amendment of advisory agreement to allow the delegation of portfolio management duties to one or more subadvisers

BlackRock Large Cap Value Portfolio	January 31, 2005	November 17, 2011	January 18, 2005	Amendment of advisory agreement to allow the delegation of portfolio management duties to one or more subadvisers

BlackRock Legacy Large Cap Growth Portfolio	May 1, 2004	November 17, 2011	April 27, 2001	Shareholder approval in connection with retaining the Manager as the Portfolio’s investment adviser

BlackRock Money Market Portfolio	May 1, 2010	November 17, 2011	March 19, 2010	Amendment of advisory agreement to change fee schedule

Davis Venture Value Portfolio	May 1, 2003	November 17, 2011	October 31, 1994	Initial shareholder approval at Portfolio’s inception

Portfolio	Date of Existing Advisory Agreement	Date Agreement was Last Approved by Board	Date Existing Advisory Agreement Last Submitted To Shareholders	Purpose of why Advisory Agreement was Submitted to Shareholders
FI Value Leaders Portfolio	May 1, 2003	November 17, 2011	October 15, 1999	Amendment of advisory agreement to change fee schedule

Jennison Growth Portfolio	May 1, 2003	November 17, 2011	May 1, 2002	Initial shareholder approval at Portfolio’s inception

Loomis Sayles Small Cap Core Portfolio	May 1, 2003	November 17, 2011	April 10, 1995	Shareholder approval in connection with retaining the Manager as the Portfolio’s investment adviser

Loomis Sayles Small Cap Growth Portfolio	May 1, 2001	November 17, 2011	May 1, 2001	Initial shareholder approval at Portfolio’s inception

Met/Artisan Mid Cap Value Portfolio	May 1, 2009	November 17, 2011	April 30, 2009	Amendment of advisory agreement to change fee schedule

Met/Dimensional International Small Company Portfolio	October 30, 2008	November 17, 2011	October 30, 2008	Initial shareholder approval at Portfolio’s inception

MetLife Conservative Allocation Portfolio	May 1, 2005	November 17, 2011	May 1, 2005	Initial shareholder approval at Portfolio’s inception

MetLife Conservative to Moderate Allocation Portfolio	May 1, 2005	November 17, 2011	May 1, 2005	Initial shareholder approval at Portfolio’s inception

MetLife Mid Cap Stock Index Portfolio	May 1, 2001	November 17, 2011	April 27, 2001	Shareholder approval in connection with retaining the Manager as the Portfolio’s investment adviser

Portfolio	Date of Existing Advisory Agreement	Date Agreement was Last Approved by Board	Date Existing Advisory Agreement Last Submitted To Shareholders	Purpose of why Advisory Agreement was Submitted to Shareholders
MetLife Moderate Allocation Portfolio	May 1, 2005	November 17, 2011	May 1, 2005	Initial shareholder approval at Portfolio’s inception

MetLife Moderate to Aggressive Allocation Portfolio	May 1, 2005	November 17, 2011	May 1, 2005	Initial shareholder approval at Portfolio’s inception

MetLife Stock Index Portfolio	May 1, 2001	November 17, 2011	April 27, 2001	Shareholder approval in connection with retaining the Manager as the Portfolio’s investment adviser

MFS® Total Return Portfolio	May 1, 2003	November 17, 2011	April 28, 2006	Amendment of advisory agreement to change fee schedule

MFS® Value Portfolio	May 1, 2001	November 17, 2011	April 27, 2001	Shareholder approval in connection with retaining the Manager as the Portfolio’s investment adviser

Morgan Stanley EAFE Index Portfolio	May 1, 2001	November 17, 2011	April 27, 2001	Shareholder approval in connection with retaining the Manager as the Portfolio’s investment adviser

Neuberger Berman Genesis Portfolio	January 31, 2005	November 17, 2011	January 18, 2005	Amendment of advisory agreement to allow the delegation of portfolio management duties to one or more subadvisers

Neuberger Berman Mid Cap Value Portfolio	May 1, 2001	November 17, 2011	April 27, 2001	Shareholder approval in connection with retaining the Manager as the Portfolio’s investment adviser

Portfolio	Date of Existing Advisory Agreement	Date Agreement was Last Approved by Board	Date Existing Advisory Agreement Last Submitted To Shareholders	Purpose of why Advisory Agreement was Submitted to Shareholders
Oppenheimer Global Equity Portfolio	May 1, 2001	November 17, 2011	April 27, 2001	Shareholder approval in connection with retaining the Manager as the Portfolio’s investment adviser

Russell 2000 Index Portfolio	May 1, 2001	November 17, 2011	April 27, 2001	Shareholder approval in connection with retaining the Manager as the Portfolio’s investment adviser

T. Rowe Price Large Cap Growth Portfolio	May 1, 2001	November 17, 2011	April 27, 2001	Shareholder approval in connection with retaining the Manager as the Portfolio’s investment adviser

T. Rowe Price Small Cap Growth Portfolio	May 1, 2001	November 17, 2011	April 27, 2001	Shareholder approval in connection with retaining the Manager as the Portfolio’s investment adviser

Van Eck Global Natural Resources Portfolio	October 30, 2008	November 17, 2011	October 30, 2008	Initial shareholder approval at Portfolio’s inception

Western Asset Management Strategic Bond Opportunities Portfolio	May 1, 2003	November 17, 2011	October 31, 1994	Initial shareholder approval at Portfolio’s inception

Western Asset Management U.S. Government Portfolio	May 1, 2003	November 17, 2011	October 31, 1994	Initial shareholder approval at Portfolio’s inception

Portfolio	Date of Existing Advisory Agreement	Date Agreement was Last Approved by Board	Date Existing Advisory Agreement Last Submitted To Shareholders	Purpose of why Advisory Agreement was Submitted to Shareholders
Zenith Equity Portfolio	May 1, 2003	November 17, 2011	April 23, 2001	Shareholder approval in connection with retaining the Manager as the Portfolio’s investment adviser

Appendix D-1

Form of Amended Advisory Agreement

METROPOLITAN SERIES FUND, INC.

AMENDED AND RESTATED ADVISORY AGREEMENT

(                Portfolio)

AMENDED AND RESTATED AGREEMENT made this             day of             , 2012 by and between METROPOLITAN SERIES FUND, INC., a Maryland corporation (the “Fund”), with respect to its             Portfolio (the “Portfolio”), and METLIFE ADVISERS, LLC, a Delaware limited liability company (the “Manager”).

WITNESSETH:

WHEREAS, the Fund and the Manager previously entered into an agreement (the “Original Agreement”) on behalf of its             Portfolio setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) would perform certain services for the Portfolio;

WHEREAS, the Fund and the Manager wish to amend and restate the Original Agreement to modify the services the Manager will perform for the Portfolio;

NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

1. (a) The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Other Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

(b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a “Sub-Adviser”), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the “1940 Act”) applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the directors of the Fund and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the Portfolio, the Manager shall determine, in the manner described in the prospectus of the Portfolio from time to time in effect, what portion of the assets belonging to the Portfolio shall be managed by each Sub-Adviser.

(c) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Other Services to one or more other parties (each such party, a “Delegatee”) selected by the Manager. Any Delegatee may (but need not) be affiliated with the Manager.

(d) [[For the Asset Allocation Portfolios only: The Manager agrees that all books and records which it maintains for the Fund are the Fund’s property. The Manager also agrees upon request of the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Manager shall permit all books and records with respect to the Portfolio to be inspected and audited by the Fund and the Administrator at all reasonable times during normal business hours, upon reasonable notice. Except with respect to books and records of the Fund that are contractually required to be maintained by a Delegatee or a service provider to the Fund, the Manager further agrees to maintain and preserve the Fund’s books and records in accordance with the 1940 Act and rules thereunder.]]

2. As used in this Agreement, “Portfolio Management Services” means management of the investment and reinvestment of the assets belonging to the Portfolio, consisting specifically of the following:

(a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Portfolio in accordance with the Portfolio’s investment objectives and policies;

(b) [[For the Asset Allocation Portfolios only: formulating and implementing a continuous investment program for the Portfolio, which may consist of investing the assets of the Portfolio in other registered investment companies;]]

(c) taking such steps as are necessary to implement the investment policies of the Portfolio by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

(d) regularly reporting to the Board of Directors of the Fund with respect to the implementation of the investment policies of the Portfolio.

[[For the Asset Allocation Portfolios only: For so long as the Portfolio is an asset allocation portfolio and a fund of funds under Section 12(d)(1)(G) of the 1940 Act, the Manager shall be responsible for the following:

(a) at least annually, in conjunction with the publication of the Portfolio’s annual prospectus update and at such other dates as shall be determined by the Manager, set the annual asset allocation targets and select the underlying portfolios in which the Portfolio shall invest to approximate such targets (“Portfolio Targets”);

(b) re-evaluating and adjusting, as appropriate, such targets and underlying portfolios;

(c) re-balancing on a quarterly basis or such other basis as shall be determined by the Manager the assets of the Portfolio based on the Portfolio’s then-current Portfolio Targets;

(d) monitoring the performance of the Portfolio and the performance of the underlying portfolios throughout the year;

(e) monitoring the subadvisers of the underlying portfolios throughout the year; and

(f) determining whether an underlying portfolio change, or a Portfolio Target change is appropriate in the event of a change in the subadviser of an underlying portfolio.]]

3. As used in this Agreement, “Other Services” means the provision to the Fund, by or at the expense of the Manager, of the following:

(a) office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

(b) necessary executive and other personnel for managing and overseeing the affairs of the Portfolio, including personnel to perform clerical, bookkeeping, accounting, stenographic and other office functions (exclusive of those related to and to be performed under contract for administration, accounting, custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services);

(c) compensation, if any, of directors of the Fund who are directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

(d) all services, other than services of counsel, required in connection with the preparation of registration statements and prospectuses, including amendments and revisions thereto;

(e) supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser and Other Services provided by any Delegatee; and

(f) oversight of all matters relating to compliance by the Fund with applicable laws and with the Fund’s investment policies, restrictions and guidelines.

4. Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

(a) any of the costs of printing and mailing the items referred to in sub-section (d) of this section 3;

(b) any of the costs of preparing, printing and distributing sales literature;

(c) compensation of directors of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

(d) registration, filing and other fees in connection with requirements of regulatory authorities;

(e) the charges and expenses of any entity appointed by the Fund for administration, accounting, custodial, paying agent, shareholder servicing and plan agent services;

(f) charges and expenses of independent accountants retained by the Fund;

(g) charges and expenses of any transfer agents and registrars appointed by the Fund;

(h) brokers’ commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

(i) taxes and fees payable by the Fund to federal, state or other governmental agencies;

(j) any cost of certificates representing shares of the Fund;

(k) legal fees and expenses in connection with the affairs of the Fund including registering and qualifying its shares with Federal and State regulatory authorities;

(l) expenses of meetings of shareholders and directors of the Fund; and

(m) interest, including interest on borrowings by the Fund.

5. All activities undertaken by the Manager or any Sub-Adviser or Delegatee pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Directors of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

6. The services to be provided by the Manager and any Sub-Adviser or Delegatee hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser or Delegatee shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of [See Appendix B-1 of the Proxy Statement for each Portfolio’s fee schedule]. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund’s obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

8. Reserved.

9. It is understood that any of the shareholders, directors, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the articles of incorporation of the Fund, the limited liability company agreement of the Manager or specific provisions of applicable law.

10. This Agreement shall become effective as of the date of its execution, and

(a) unless otherwise terminated, this Agreement shall continue in effect for a period of one year, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

(b) this Agreement may at any time be terminated on sixty days’ written notice to the Manager either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

(c) this Agreement shall automatically terminate in the event of its assignment; and

(d) this Agreement may be terminated by the Manager on ninety days’ written notice to the Fund.

Termination of this Agreement pursuant to this section 10 shall be without the payment of any penalty.

11. This Agreement may be amended at any time by mutual consent of the parties, provided that, if required by law (as may be modified by any exemptions received by the Manager), such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

12. For the purpose of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “affiliated person” and “assignment” shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities “belonging to” the Portfolio shall have the meaning defined in the Fund’s articles of incorporation as amended from time to time.

13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

METROPOLITAN SERIES FUND, INC.,	METLIFE ADVISERS, LLC
on behalf of its Portfolio

By:	By:

Appendix D-2

Form of the Existing Advisory Agreement for the Group B Portfolios Marked to Show Proposed Changes in the Amended Advisory Agreement

Except where otherwise noted, the following form of advisory agreement is for the following Portfolios:

MetLife Conservative Allocation Portfolio

MetLife Conservative to Moderate Allocation Portfolio

MetLife Moderate Allocation Portfolio

MetLife Moderate to Aggressive Allocation Portfolio

Artio International Stock Portfolio

BlackRock Aggressive Growth Portfolio

BlackRock Bond Income Portfolio

BlackRock Diversified Portfolio

BlackRock Large Cap Value Portfolio

BlackRock Legacy Large Cap Growth Portfolio

BlackRock Money Market Portfolio

Davis Venture Value Portfolio

FI Value Leaders Portfolio

Jennison Growth Portfolio

Loomis Sayles Small Cap Core Portfolio

Met/Artisan Mid Cap Value Portfolio

Met/Dimensional International Small Company Portfolio

MFS Total Return Portfolio

Neuberger Berman Genesis Portfolio

Van Eck Global Natural Resources Portfolio

Western Asset Management Strategic Bond Opportunities Portfolio

Western Asset Management U.S. Government Portfolio

Zenith Equity Portfolio

METROPOLITAN SERIES FUND, INC.

AMENDED AND RESTATED ADVISORY AGREEMENT

(            Portfolio)

AMENDED AND RESTATED AGREEMENT made this             day of             , 2012 by and between METROPOLITAN SERIES FUND, INC., a Maryland corporation (the “Fund”), with respect to its              Portfolio (the “Portfolio”), and METLIFE ADVISERS, LLC, a Delaware limited liability company (the “Manager”).

WITNESSETH:

WHEREAS, the Fund and the Manager ~~wish to enter~~previously entered into an agreement ~~agreement dated~~             (the “Original Agreement”) on behalf of its             Portfolio setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) ~~will~~would perform certain services for the Portfolio;

WHEREAS, the Fund and the Manager wish to amend and restate the Original Agreement to modify the services the Manager will perform for the Portfolio;

NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

1. (a) The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and~~Administrative~~ Other Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

(b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a “Sub-Adviser”), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the “1940 Act”) applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the directors of the Fund and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the Portfolio, the Manager shall determine, in the manner described in the prospectus of the Portfolio from time to time in effect, what portion of the assets belonging to the Portfolio shall be managed by each Sub-Adviser.

(c) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of ~~Administrative~~Other Services to one or more other parties (each such party, ~~an “Administrator”~~a “Delegatee”) selected by the Manager. Any ~~Administrator~~Delegatee may (but need not) be affiliated with the Manager.

(d) [[For the Asset Allocation Portfolios only: The Manager agrees that all books and records which it maintains for the Fund are the Fund’s property. The Manager also agrees upon request of the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Manager shall permit all books and records with respect to the Portfolio to be inspected and audited by the Fund and the Administrator at all reasonable times during normal business hours, upon reasonable notice. Except with respect to books and records of the Fund that are contractually required to be maintained by a Delegatee or a service provider to the Fund, the Manager further agrees to maintain and preserve the Fund’s books and records in accordance with the 1940 Act and rules thereunder.]]

2. As used in this Agreement, “Portfolio Management Services” means management of the investment and reinvestment of the assets belonging to the Portfolio, consisting specifically of the following:

(a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Portfolio in accordance with the Portfolio’s investment objectives and policies;

(b) [[For the Asset Allocation Portfolios only: formulating and implementing a continuous investment program for the Portfolio, which may consist of investing the assets of the Portfolio in other registered investment companies;]]

(c) taking such steps as are necessary to implement the investment policies of the Portfolio by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

(d) regularly reporting to the Board of Directors of the Fund with respect to the implementation of the investment policies of the Portfolio.

[[For the Asset Allocation Portfolios only: For so long as the Portfolio is an asset allocation portfolio and a fund of funds under Section 12(d)(1)(G) of the 1940 Act, the Manager shall be responsible for the following:

(a) at least annually, in conjunction with the publication of the Portfolio’s annual prospectus update and at such other dates as shall be determined by the Manager, set the annual asset allocation targets and select the underlying portfolios in which the Portfolio shall invest to approximate such targets (“Portfolio Targets”);

(b) re-evaluating and adjusting, as appropriate, such targets and underlying portfolios;

(c) re-balancing on a quarterly basis or such other basis as shall be determined by the Manager the assets of the Portfolio based on the Portfolio’s then-current Portfolio Targets;

(d) monitoring the performance of the Portfolio and the performance of the underlying portfolios throughout the year;

(e) monitoring the subadvisers of the underlying portfolios throughout the year; and

(f) determining whether an underlying portfolio change, or a Portfolio Target change is appropriate in the event of a change in the subadviser of an underlying portfolio.]]

3. As used in this Agreement, ~~Administrative~~ “Other Services” means the provision to the Fund, by or at the expense of the Manager, of the following:

(a) office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

(b) necessary executive and other personnel for managing and overseeing the affairs of the Portfolio, including personnel to perform clerical, bookkeeping, accounting, stenographic and other office functions (exclusive of those related to and to be performed under contract for administration, accounting, custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services);

(c) compensation, if any, of directors of the Fund who are directors, officers or employees of the Manager, any Sub-Adviser or any ~~Administrator~~ Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any ~~Administrator;~~Delegatee;

(d) all services, other than services of counsel, required in connection with the preparation of registration statements and prospectuses, including amendments and revisions thereto~~, all annual,~~; ~~semiannual and periodic reports, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory~~

~~authorities, to the extent that any such materials relate to the business of the Portfolio, to the shareholders thereof or otherwise to the Portfolio, the Portfolio to be treated for these purposes as a separate legal entity and fund; and~~

(e) supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser~~,~~ and Other Services provided by any Delegatee; and

(f) oversight of all matters relating to compliance by the Fund with applicable laws and with the Fund’s investment policies, restrictions and guidelines~~, if the Manager has delegated to one~~

~~or more Sub-Advisers any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services~~.

4. Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

(a) any of the costs of printing and mailing the items referred to in sub-section (d) of this section 3;

(b) any of the costs of preparing, printing and distributing sales literature;

(c) compensation of directors of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any ~~Administrator~~ Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any ~~Administrator~~Delegatee;

(d) registration, filing and other fees in connection with requirements of regulatory authorities;

(e) the charges and expenses of any entity appointed by the Fund for administration, accounting, custodial, paying agent, shareholder servicing and plan agent services;

(f) charges and expenses of independent accountants retained by the Fund;

(g) charges and expenses of any transfer agents and registrars appointed by the Fund;

(h) brokers’ commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

(i) taxes and fees payable by the Fund to federal, state or other governmental agencies;

(j) any cost of certificates representing shares of the Fund;

(k) legal fees and expenses in connection with the affairs of the Fund including registering and qualifying its shares with Federal and State regulatory authorities;

(l) expenses of meetings of shareholders and directors of the Fund; and

(m) interest, including interest on borrowings by the Fund.

5. All activities undertaken by the Manager or any Sub-Adviser or~~Administrator~~ Delegatee pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Directors of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

6. The services to be provided by the Manager and any Sub-Adviser or~~Administrator~~ Delegatee hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser or ~~Administrator~~Delegatee shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of [See Appendix B-1 of the Proxy Statement for each Portfolio’s fee schedule]. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund~~’~~’s obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

~~8. If the total of all ordinary business expenses of the Fund as a whole (including investment advisory fees but excluding taxes and portfolio brokerage commissions) for any fiscal year exceeds the lowest applicable percentage of average net assets or income limitations prescribed by any state in which shares of the Portfolio are qualified for sale, the Manager shall pay such excess. Solely for purposes of applying such limitations in accordance with the foregoing sentence, the Portfolio and the Fund shall each be deemed to be a separate fund subject to such limitations. Should the applicable state limitation provisions fail to specify how the average net assets of the Fund or belonging to the Portfolio are to be calculated, that figure shall be calculated by reference to the average daily net assets of the Fund or the Portfolio, as the case may be.~~

8. Reserved.

9. It is understood that any of the shareholders, directors, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the articles of incorporation of the Fund, the limited liability company agreement of the Manager or specific provisions of applicable law.

10. This Agreement shall become effective as of the date of its execution, and

(a) unless otherwise terminated, this Agreement shall continue in effect for ~~two years from the date of execution~~a period of one year, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

(b) this Agreement may at any time be terminated on sixty days’ written notice to the Manager either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

(c) this Agreement shall automatically terminate in the event of its assignment; and

(d) this Agreement may be terminated by the Manager on ninety days’ written notice to the Fund~~;~~.

Termination of this Agreement pursuant to this section 10 shall be without the payment of any penalty.

11. This Agreement may be amended at any time by mutual consent of the parties, provided that, if required by law (as may be modified by any exemptions received by the Manager), such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

12. For the purpose of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “affiliated person” and “assignment” shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities “belonging to” the Portfolio shall have the meaning defined in the Fund’s articles of incorporation as amended from time to time.

13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder. [[For the Artio International Stock Portfolio only: ~~In the performance of Administrative Services as provided in section 3 and which the Manager is obligated to perform hereunder, the Manager shall be liable to the Fund or its shareholders for any willful or negligent act or omission in the performance of such administrative services.~~]]

~~14.~~ [[For the Artio International Stock Portfolio only: ~~The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment~~

~~Company Act. To the extent that the applicable law of the State of New York, or any provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.~~]]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

METROPOLITAN SERIES FUND, INC.,	METLIFE ADVISERS, LLC
on behalf of its Portfolio

By:	By:

Appendix D-3

Form of the Existing Advisory Agreement for the Group A Portfolios

The following form of advisory agreement is for the following Portfolios:

Barclays Capital Aggregate Bond Index Portfolio

Loomis Sayles Small Cap Growth Portfolio

MetLife Mid Cap Stock Index Portfolio

MetLife Stock Index Portfolio

MFS Value Portfolio

Morgan Stanley EAFE Index Portfolio

Neuberger Berman Mid Cap Value Portfolio

Oppenheimer Global Equity Portfolio

Russell 2000 Index Portfolio

T. Rowe Price Large Cap Growth Portfolio

T. Rowe Price Small Cap Growth Portfolio

PORTFOLIO

INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made this             day of             , 20__, by and between Metropolitan Series Fund, Inc., a Maryland corporation (the “Fund”), and MetLife Advisers, LLC, a Delaware limited liability company (the “Investment Manager”);

WITNESSETH:

WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the “Investment Company Act”);

WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

WHEREAS, the Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Fund desires to enter into a separate investment management agreement with respect to the             Portfolio of the Fund with the Investment Manager;

NOW THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund and the Investment Manager hereby agree as follows:

ARTICLE 1.

Duties of the Investment Manager.

The Fund hereby employs the Investment Manager to act as the investment adviser to and investment manager of the             Portfolio (the “Portfolio”) and to manage the investment and reinvestment of the assets of the Portfolio and to administer its affairs, subject to the supervision of the Board of Directors of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Investment Manager hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund other than in furtherance of its duties and responsibilities as set forth in this Agreement.

(a) Investment Management Services. In acting as investment manager to the Portfolio, the Investment Manager shall regularly provide the Portfolio with such investment research, advice and management as the Fund may from time to time consider necessary for the proper management of the Portfolio and shall furnish continuously an investment program and shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets, subject always to any restrictions of the Fund’s Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio’s investment objectives, policies and restrictions as the same are set forth in the prospectus of the Fund then-currently effective under the Securities Act of 1933 (the “Prospectus”). Should the Board of Directors of the Fund at any time, however, make any definite determination as to investment policy and notify the Investment Manager thereof, the Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by the Investment Manager. In connection with the selection of such brokers or dealers and the placing of such orders, the Investment Manager is directed at all times to follow the policies of the Fund as set forth in the Prospectus. Nothing herein shall preclude the “bunching” of orders for the sale or purchase of portfolio securities with the other Portfolios or with other accounts managed by the Investment Manager or the Investment Manager’s general account and separate accounts. The Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

(b) Administrative Services. In addition to the performance of investment advisory services, the Investment Manager shall perform administrative services in connection with the management of the Portfolio. In this connection, the Investment Manager agrees (i) to assist in managing all aspects of the Fund’s operations relating to the Portfolio, including the coordination of all matters relating to the functions of the custodian, transfer agent, other shareholder service agents, accountants, attorneys and other parties performing services or operational functions for the Fund, (ii) to provide the Fund, at the Investment Manager’s expense, with services of persons competent to perform such professional, administrative and clerical functions as are necessary in order to provide effective administration of the Portfolio, including duties in connection with shareholder relations, reports, redemption requests and account adjustments and the maintenance of the books and records required of the Fund, and (iii) to provide the Fund, at the Investment Manager’s expense, with adequate office space and related services necessary for its operations as contemplated in this Agreement. In performing such administrative services, the Investment Manager shall comply with all provisions of the Fund’s Articles of Incorporation and By-Laws, with all laws and regulations to which the Fund may be subject and with all directions of the Fund’s Board of Directors.

The Investment Manager shall supply the Board of Directors and officers of the Fund with all statistical information regarding investments which is reasonably required by them and reasonably available to the Investment Manager.

(c) Sub-Investment Manager. Notwithstanding any other provision of this Agreement, the Fund and the Investment Manager may agree to the employment of a Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Investment Manager shall be the sole responsibility of the Investment Manager and the duties and responsibilities of the Sub-Investment Manager shall be as set forth in a sub-investment management agreement among the Investment Manager, the Sub-Investment Manager and the Fund on behalf of the Portfolio.

ARTICLE 2.

Allocation of Charges and Expenses.

(a) The Investment Manager. In addition to the compensation paid to any Sub-Investment Manager as set forth in Article 1 above, the Investment Manager shall pay the organization costs of the Fund relating to the Portfolio. The Investment Manager also assumes expenses of the Fund relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform its obligations under this Agreement.

(b) The Fund. The Fund assumes and shall pay (or cause to be paid) all other Fund expenses, including but not limited to the following expenses: the fee referred to in Article 3 below; interest and any other costs related to borrowings by the Fund attributable to the Portfolio; taxes payable by the Fund and attributable to the Portfolio; brokerage costs and other direct costs of effecting portfolio transactions (including any costs directly related to the acquisition, disposition, lending or borrowing of portfolio investments) on behalf of the Portfolio; the compensation of the directors and officers of the Fund who are not actively employed by the Investment Manager; custodian, registration and transfer agent fees; fees of outside counsel to and of independent auditors of the Fund selected by the Board of Directors; expenses of printing and mailing to existing shareholders of registration statements, prospectuses, reports, notices and proxy solicitation materials of the Fund; all other expenses incidental to holding meetings of the Fund’s shareholders; insurance premiums for fidelity coverage and errors and omissions insurance; and extraordinary or non-recurring expenses (such as legal claims and liabilities and litigation costs and any indemnification related thereto) attributable to the Portfolio. The Fund shall allocate the appropriate portion of the foregoing expenses to the Portfolio.

All expenses of any activity which is primarily intended to result in the sale of the Fund’s shares, and certain other expenses as detailed in the Fund’s Distribution Agreement with Metropolitan Life Insurance Company, are assumed by the distributor of the Fund’s shares.

ARTICLE 3.

Compensation of the Investment Manager.

For the services rendered, the facilities furnished and expenses assumed by the Investment Manager, the Fund shall pay to the Investment Manager at the end of each calendar month a fee which shall accrue daily at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The average daily value of the net assets of the Portfolio shall be determined and computed in accordance with the description of the method of determination of net asset value contained in the Prospectus.

ARTICLE 4.

Limitation of Liability of the Investment Manager.

(a) In the performance of advisory services as provided in Article 1(a), the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendation of the Investment Manager. Nothing herein contained shall be construed to protect the Investment Manager against any liability to the Fund or its shareholders to which the Investment Manager shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties on behalf of the Fund, reckless disregard of the Investment Manager’s obligations and duties under this Agreement or the violation of any applicable law.

(b) In the performance of administrative services as provided in Article 1(b) and which the Investment Manager is obligated to perform hereunder, the Investment Manager shall be liable to the Fund or its shareholders for any willful or negligent act or omission in the performance of such administrative services.

ARTICLE 5.

Activities of the Investment Manager.

The services of the Investment Manager under this Agreement are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Investment Manager, as directors, officers, employees or policyholders or otherwise and that directors, officers, employees or policyholders of the Investment Manager are or may become similarly interested in the Fund, and that the Investment Manager is or may become interested in the Fund as shareholder or otherwise.

ARTICLE 6.

Duration and Termination of this Agreement.

This Agreement shall become effective as of the date first above written and shall remain in force until             and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days’ written notice to the Investment Manager, or by the Investment Manager on sixty days’ written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment.

ARTICLE 7.

Definitions.

The terms “assignment,” “interested person,” and “majority of the outstanding shares,” when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

ARTICLE 8.

Amendments of this Agreement.

This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

20

ARTICLE 9.

Governing Law.

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

METROPOLITAN SERIES FUND, INC.

By:

Attest:

METLIFE ADVISERS, LLC

By:

Attest:

Name:
Title:

Appendix

Metropolitan Series Fund Fee Schedule

Portfolio

[See Appendix B-1 of the Proxy Statement for each Portfolio’s fee schedule.]

Appendix E

Similar Portfolios Advised by the Manager

MetLife Advisers, LLC (the “Manager”) acts as investment adviser to the portfolios listed in the table below. Each of the Portfolios of Metropolitan Series Fund, Inc. has been classified below into one or more groups of portfolios with other portfolios advised by MetLife Advisers, LLC that have similar investment objectives as follows:

Artio International Stock Portfolio: International Core

Barclays Capital Aggregate Bond Index Portfolio: Fixed Income – Investment Grade; Index Funds

BlackRock Aggressive Growth Portfolio: Mid Cap Equity

BlackRock Bond Income Portfolio: Fixed Income – Investment Grade

BlackRock Diversified Portfolio: Balanced

BlackRock Large Cap Value Portfolio: Large Cap Equity

BlackRock Legacy Large Cap Growth Portfolio: Large Cap Equity

BlackRock Money Market Portfolio: Money Market

Davis Venture Value Portfolio: Large Cap Equity

FI Value Leaders Portfolio: Large Cap Equity

Jennison Growth Portfolio: Large Cap Equity

Loomis Sayles Small Cap Core Portfolio: Small Cap Equity

Loomis Sayles Small Cap Growth Portfolio: Small Cap Equity

Met/Artisan Mid Cap Value Portfolio: Mid Cap Equity

Met/Dimensional International Small Company Portfolio: Small Cap Equity; International

MetLife Conservative Allocation Portfolio: Fund of Funds

MetLife Conservative to Moderate Allocation Portfolio: Fund of Funds

MetLife Mid Cap Stock Index Portfolio: Mid Cap Equity; Index Funds

MetLife Moderate Allocation Portfolio: Fund of Funds

MetLife Moderate to Aggressive Allocation Portfolio: Fund of Funds

MetLife Stock Index Portfolio: Large Cap Equity; Index Funds

MFS Total Return Portfolio: Balanced

MFS Value Portfolio: Large Cap Equity

Morgan Stanley EAFE Index Portfolio: International Core; Index Funds

Neuberger Berman Genesis Portfolio: Small Cap Equity

Neuberger Berman Mid Cap Value Portfolio: Mid Cap Equity

Oppenheimer Global Equity Portfolio: Global

Russell 2000 Index Portfolio: Small Cap Equity; Index Funds

T. Rowe Price Large Cap Growth Portfolio: Large Cap Equity

T. Rowe Price Small Cap Growth Portfolio: Small Cap Equity

Van Eck Global Natural Resources Portfolio: Sector

Western Asset Management Strategic Bond Opportunities Portfolio: Fixed Income – Multi-Sector

Western Asset Management U.S. Government Portfolio: Fixed Income; U.S. Government

Zenith Equity Portfolio: Large Cap Equity; Fund of Funds

Portfolio	Estimated Net Assets as of 6/30/2011	Annual Fee Rate as a Percentage of Average Annual Assets
Large Cap Equity

American Funds Growth(1)	$944,764,916	None

Batterymarch Growth and Income*	$264,529,941	0.650% - First $500 million 0.550% - Next $500 million 0.500% - Next $500 million 0.450% - Next $500 million 0.400% - Over $2 billion

BlackRock Large Cap Core*	$1,204,971,119	0.625% - First $250 million 0.600% - Next $250 million 0.575% - Next $500 million 0.550% - Next $1 billion 0.500% - Over $2 billion

BlackRock Large Cap Value*	$1,320,053,377	0.700% - First $250 million 0.650% - Next $500 million 0.600% - Over $750 million

BlackRock Legacy Large Cap Growth*	$1,717,356,782	0.730% - First $1 billion 0.650% - Over $1 billion

Davis Venture Value*	$3,966,424,225	0.750% - First $1 billion 0.700% - Next $2 billion 0.650% - Over $3 billion

FI Value Leaders	$474,044,446	0.700% - First $200 million 0.650% - Next $300 million 0.600% - Next $1.5 billion 0.550% - Over $2 billion

Janus Forty	$1,896,802,227	0.650% - First $1 billion 0.600% - Over $1 billion

Jennison Growth*	$1,597,181,823	0.700% - First $200 million 0.650% - Next $300 million 0.600% - Next $1.5 billion 0.550% - Over $2 billion

Legg Mason Clearbridge Aggressive Growth	$1,171,709,667	0.650% - First $500 million 0.600% - Next $500 million 0.550% - Next $1 billion 0.500% - Over $2 billion

Met/Franklin Mutual Shares*	$656,593,557	0.800% - All Assets

MetLife Stock Index*	$5,244,575,001	0.250% - All Assets

Portfolio	Estimated Net Assets as of 6/30/2011	Annual Fee Rate as a Percentage of Average Annual Assets
MFS Value*	$2,556,652,760	0.750% - First $250 million 0.700% - Next $2.25 billion 0.675% - Next $2.5 billion 0.650% - Over $5 billion

Oppenheimer Capital Appreciation	$741,902,968	0.650% - First $150 million 0.625% - Next $150 million 0.600% - Next $200 million 0.550% - Next $200 million 0.525% - Next $200 million 0.500% - Over $900 million

Pioneer Fund*	$903,270,464	0.700% - First $200 million 0.650% - Next $300 million 0.600% - Next $1.5 billion 0.550% - Over $2 billion

Rainier Large Cap Equity	$887,058,622	0.700% - First $150 million 0.675% - Next $150 million 0.650% - Next $700 million 0.600% - Over $1 billion

T. Rowe Price Large Cap Growth*	$1,308,060,513	0.650% - First $50 million 0.600% - Over $50 million

T. Rowe Price Large Cap Value*(2)	$3,088,020,746

0.750% - First $50 million

0.700% - Next $50 million

0.650% - First $200 million if assets are over $100 million up to $200 million 0.620% - First $500 million if assets are over $200 million up to $500 million

0.595% - First $500 million if assets are over $500 million up to $1 billion

0.570% - Next $500 million if assets are over $500 million up to $1 billion

0.570% - All assets if assets are over $1 billion

Van Kampen Comstock	$2,108,168,519	0.650% - First $500 million 0.600% - Next $500 million 0.525% - Over $1 billion

Zenith Equity(3)	$536,834,869	None

Portfolio	Estimated Net Assets as of 6/30/2011	Annual Fee Rate as a Percentage of Average Annual Assets
Mid Cap Equity

BlackRock Aggressive Growth*	$920,681,450	0.750% - First $500 million 0.700% - Next $500 million 0.650% - Over $1 billion

Goldman Sachs Mid Cap Value	$715,850,856	0.750% - First $200 million 0.700% - Over $200 million

Lazard Mid Cap	$424,768,165	0.700% - First $500 million 0.675% - Next $500 million 0.600% - Over $1 billion

Lord Abbett Mid Cap Value	$449,258,669	0.700% - First $200 million 0.650% - Next $300 million 0.625% - Over $500 million

Met/Artisan Mid Cap Value	$1,298,438,068	0.820% - First $1 billion 0.780% - Over $1 billion

MetLife Mid Cap Stock Index*	$679,623,497	0.250% - All Assets

Morgan Stanley Mid Cap Growth*	$928,954,703	0.700% - First $200 million 0.650% - Next $300 million 0.625% - Over $500 million

Neuberger Berman Mid Cap Value	$757,005,002	0.650% - First $1 billion 0.600% - Over $1 billion

T. Rowe Price Mid Cap Growth*	$1,581,938,515	0.750% - All Assets

Turner Mid Cap Growth*	$340,455,556	0.800% - First $300 million 0.700% - Over $300 million

Small Cap Equity

Dreman Small Cap Value*	$308,659,662	0.800% - First $100 million 0.775% - Next $400 million 0.750% - Next $500 million 0.725% - Over $1 billion

Invesco Small Cap Growth*	$1,530,845,973	0.880% - First $500 million 0.830% - Over $500 million

Loomis Sayles Small Cap Core*	$454,000,288	0.900% - First $500 million 0.850% - Over $500 million

Loomis Sayles Small Cap Growth*	$424,006,246	0.900% - First $500 million 0.850% - Over $500 million

Met/Dimensional International Small Company*	$706,719,391	0.850% - First $100 million 0.800% - Over $100 million

Portfolio	Estimated Net Assets as of 6/30/2011	Annual Fee Rate as a Percentage of Average Annual Assets
Neuberger Berman Genesis*	$1,154,820,343	0.850% - First $500 million 0.800% - Next $500 million 0.750% - Over $1 billion

Russell 2000 Index*	$690,854,471	0.250% - All Assets

Third Avenue Small Cap Value	$1,401,970,071	0.750% - First $1 billion 0.700% - Over $1 billion

T. Rowe Price Small Cap Growth*	$641,781,247	0.550% - First $100 million 0.500% - Next $300 million 0.450% - Over $400 million

Fixed Income

PIMCO Inflation Protected Bond	$3,321,732,626	0.500% - First $1.2 billion 0.450% - Over $1.2 billion

Met/Templeton International Bond	$1,003,088,075	0.600% - All Assets

Western Asset Management U.S. Government*	$2,410,006,355	0.550% - First $500 million 0.450% - Over $500 million

Fixed Income – Investment Grade

American Funds Bond(1)	$462,449,597	None

Barclays Capital Aggregate Bond Index*	$1,758,767,139	0.250% - All Assets

BlackRock Bond Income*	$3,600,114,857	0.400% - First $1 billion 0.350% - Next $1 billion 0.300% - Next $1 billion 0.250% - Over $3 billion

Met/Franklin Low Duration Total Return*	$745,862,073	0.520% - First $100 million 0.510% - Next $150 million 0.500% - Next $250 million 0.490% - Next $500 million 0.470% - Next $500 million 0.450% - Over $1.5 billion

PIMCO Total Return	$9,700,332,095	0.500% - First $1.2 billion 0.475% - Over $1.2 billion

Portfolio	Estimated Net Assets as of 6/30/2011	Annual Fee Rate as a Percentage of Average Annual Assets
Fixed Income – Multi-Sector

Lord Abbett Bond Debenture	$1,630,189,554	0.600% - First $250 million 0.550% - Next $250 million 0.500% - Next $500 million 0.450% - Over $1 billion

Pioneer Strategic Income	$920,354,739	0.600% - First $500 million 0.550% - Next $500 million 0.530% - Over $1 billion

Western Asset Management Strategic Bond Opportunities*	$868,699,228	0.650% - First $500 million 0.550% - Over $500 million

US Government

PIMCO Inflation Protected Bond	$3,321,732,626	0.500% - First $1.2 billion 0.450% - Over $1.2 billion

Pyramis Government Income Portfolio*	$79,088,497	0.520% - First $100 million 0.440% - Next $400 million 0.400% - Over $500 million

Western Asset Management U.S. Government*	$2,410,006,355	0.550% - First $500 million 0.450% - Over $500 million

Balanced Funds

Alliance Bernstein Global Dynamic Allocation*	$379,716,908	0.700% - First $250 million 0.650% - Next $250 million 0.625% - Next $500 million 0.600% - Over $1 billion

AQR Global Risk Balanced*	$387,890,373	0.675% - First $250 million 0.650% - Next $500 million 0.625% - Next $250 million 0.600% - Over $1 billion

BlackRock Diversified*	$1,355,772,631	0.500% - First $500 million 0.450% - Next $500 million 0.400% - Over $1 billion

BlackRock Global Tactical Strategies*	$683,157,618	0.800% - First $100 million 0.750% - Next $200 million 0.700% - Next $300 million 0.675% - Next $400 million 0.650% - Over $1 billion

Met/Franklin Income*	$400,807,880	0.800% - First $200 million 0.675% - Next $300 million 0.650% - Over $500 million

Portfolio	Estimated Net Assets as of 6/30/2011	Annual Fee Rate as a Percentage of Average Annual Assets
MetLife Balanced Plus*	$593,417,478

With respect to the Base Portion:(4)

0.100% - First $500 million

0.075% - Next $500 million

0.050% - Over $1 billion

With respect to the Overlay Portion:(5)

0.725% - First $250 million

0.700% - Next $500 million

0.675% - Next $250 million

0.650% - Over $1 billion

MFS Total Return	$1,165,226,840	0.600% - First $250 million 0.550% - Next $500 million 0.500% - Over $750 million

Loomis Sayles Global Markets	$430,596,052	0.700% - First $500 million 0.650% - Next $500 million 0.600% - Over $1 billion

SSgA Growth ETF	$799,913,870	0.330% - First $500 million 0.300% - Over $500 million

SSgA Growth and Income ETF	$2,602,282,247	0.330% - First $500 million 0.300% - Over $500 million

International

Met/Dimensional International Small Company*	$706,719,391	0.850% - First $100 million 0.800% - Over $100 million

Met/Templeton International Bond	$1,003,088,075	0.600% - All Assets

International – Core

American Funds International(1)	$375,024,925	None

Artio International Stock*	$845,492,059	0.860% - First $500 million 0.800% - Next $500 million 0.750% - Over $1 billion

Harris Oakmark International*	$3,222,459,175	0.850% - First $100 million 0.800% - Next $900 million 0.750% - Over $1 billion

MFS Research International*	$2,865,175,205	0.800% - First $200 million 0.750% - Next $300 million 0.700% - Next $500 million 0.650% - Over $1 billion

Morgan Stanley EAFE Index*	$816,852,936	0.300% - All Assets

Portfolio	Estimated Net Assets as of 6/30/2011	Annual Fee Rate as a Percentage of Average Annual Assets
International – Emerging Markets

MFS Emerging Markets Equity	$1,134,849,885	1.050% - First $250 million 1.000% - Next $250 million 0.850% - Next $500 million 0.750% - Over $1 billion

Global

Loomis Sayles Global Markets	$430,596,052	0.700% - First $500 million 0.650% - Next $500 million 0.600% - Over $1 billion

Met/Templeton Growth*	$538,442,001	0.700% - First $100 million 0.680% - Next $150 million 0.670% - Next $250 million 0.660% - Next $250 million 0.650% - Over $750 million

Oppenheimer Global Equity	$767,697,963	0.900% - First $50 million 0.550% - Next $50 million 0.500% - Next $400 million 0.475% - Over $500 million

Index Funds

Barclays Capital Aggregate Bond Index*	$1,758,767,139	0.250% - All Assets

MetLife Mid Cap Stock Index*	$679,623,497	0.250% - All Assets

MetLife Stock Index*	$5,244,575,001	0.250% - All Assets

Morgan Stanley EAFE Index*	$816,852,936	0.300% - All Assets

Russell 2000 Index*	$690,854,471	0.250% - All Assets

Fund of Funds

American Funds Balanced Allocation	$4,291,455,610	0.100% - First $500 million 0.075% - Next $500 million 0.050% - Over $1 billion

American Funds Growth Allocation	$2,516,163,396	0.100% - First $500 million 0.075% - Next $500 million 0.050% - Over $1 billion

American Funds Moderate Allocation	$2,988,928,955	0.100% - First $500 million 0.075% - Next $500 million 0.050% - Over $1 billion

Met/Franklin Templeton Founding Strategy*	$955,526,810	0.050% - First $500 million 0.040% - Next $500 million 0.030% - Over $1 billion

Portfolio	Estimated Net Assets as of 6/30/2011	Annual Fee Rate as a Percentage of Average Annual Assets
MetLife Aggressive Strategy*	$1,136,693,493	0.100% - First $500 million 0.075% - Next $500 million 0.050% - Over $1 billion

MetLife Balanced Strategy	$10,514,760,835	0.100% - First $500 million 0.075% - Next $500 million 0.050% - Over $1 billion

MetLife Conservative Allocation*	$637,310,178	0.100% - First $500 million 0.075% - Next $500 million 0.050% - Over $1 billion

MetLife Conservative to Moderate Allocation*	$1,601,246,031	0.100% - First $500 million 0.075% - Next $500 million 0.050% - Over $1 billion

MetLife Defensive Strategy	$2,660,255,274	0.100% - First $500 million 0.075% - Next $500 million 0.050% - Over $1 billion

MetLife Growth Strategy	$7,770,250,122	0.100% - First $500 million 0.075% - Next $500 million 0.050% - Over $1 billion

MetLife Moderate Allocation*	$5,037,156,125	0.100% - First $500 million 0.075% - Next $500 million 0.050% - Over $1 billion

MetLife Moderate Strategy	$4,739,522,365	0.100% - First $500 million 0.075% - Next $500 million 0.050% - Over $1 billion

MetLife Moderate to Aggressive Allocation*	$3,031,290,147	0.100% - First $500 million 0.075% - Next $500 million 0.050% - Over $1 billion

SSgA Growth ETF	$799,913,870	0.330% - First $500 million 0.300% - Over $500 million

SSgA Growth and Income ETF	$2,602,282,247	0.330% - First $500 million 0.300% - Over $500 million

Zenith Equity(3)	$536,834,869	None

Sector

Clarion Global Real Estate	$1,583,558,980	0.700% - First $200 million 0.650% - Next $550 million 0.550% - Over $750 million

RCM Technology	$392,285,806	0.880% - First $500 million 0.850% - Over $500 million

Portfolio	Estimated Net Assets as of 6/30/2011	Annual Fee Rate as a Percentage of Average Annual Assets
Van Eck Global Natural Resources	$908,192,040	0.800% - First $250 million 0.775% - Next $750 million 0.750% - Over $1 billion

Money Market

BlackRock Money Market*	$1,880,966,771	0.350% - First $1 billion 0.300% - Over $1 billion

*	The Manager has waived, reduced or otherwise agreed to reduce its compensation below the fee rates shown.

(1)

The Manager receives no compensation for its services to the American Funds Growth Portfolio, the American Funds Bond Portfolio and the American Funds International Portfolio, each of which is a feeder portfolio. In the event that any such Portfolio were to withdraw from a master fund and invest its assets directly in investment securities, the Manager would retain the services of an investment adviser for that Portfolio and would receive, with respect to the relevant Portfolio, a investment advisory fee at an annual rate of

•	American Funds Growth Portfolio – 0.75% of the Portfolio’s average daily net assets
•	American Funds Bond Portfolio – 0.55% of the Portfolio’s average daily net assets
•	American Funds International Portfolio – 0.90% of the Portfolio’s average daily net assets

(2)

With respect to the fee schedule in the “Annual Fee Rate as a Percentage of Average Annual Assets” column, if the assets of the T. Rowe Price Large Cap Value Portfolio cross a threshold in reverse (i.e., decline below a threshold), then the absolute dollar fee payable by the Portfolio to the Manager shall not be more than the minimum fee payable at the immediately higher threshold. When the Portfolio’s assets cross a threshold in reverse, the fee payable to the Manager shall be calculated as follows:

•

When the Portfolio’s net assets decline below $100 million, the fee payable to the Manager shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.750% of the first $50 million of such assets plus 0.700% of such assets over $50 million up to $100 million and (2) the fee on $100 million calculated at a flat rate of 0.650%.

•

When the Portfolio’s net assets decline below $200 million but are over $100 million, the fee payable to the Manager shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.650% and (2) the fee on $200 million calculated at a flat rate of 0.620%.

•	When the Portfolio’s net assets decline below $500 million but are over $200 million, the fee payable to the Manager shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.620% and (2) the fee on $500 million calculated at a flat rate of 0.595%.
•

When the Portfolio’s net assets decline below $1 billion but are over $500 million, the fee payable to the Manager shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.595% of the first $500 million of such assets plus 0.570% of such assets over $500 million up to $1 billion and (2) the fee on $1 billion calculated at a flat rate of 0.570%.

(3)

There is no advisory fee payable directly by the Zenith Equity Portfolio. That Portfolio bears its share of the advisory fees of the Pioneer Fund Portfolio of MIST and the FI Value Leaders Portfolio and the Jennison Growth Portfolio of the Fund through its investment in these underlying Portfolios.

(4)	The “Base Portion” consists of 70% of the Portfolio’s assets, which are invested in Class A shares of certain portfolios of Met Investors Series Trust and the Fund.

(5)

The “Overlay Portion” consists of 30% of the Portfolio’s assets, which are invested in a portfolio of fixed-income instruments that serve as collateral for equity derivative instruments, primarily stock index futures.

Appendix F

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) dated as of                         , by and between (i) Metropolitan Series Fund (the “Acquiring Trust”), a Delaware statutory trust established under an Agreement and Declaration of Trust dated                         , as amended and restated (the “Declaration of Trust”) and in effect on the date hereof on behalf of each of its series set forth on Exhibit A hereto (each an “Acquiring Fund,” and collectively the “Acquiring Funds”), and (ii) Metropolitan Series Fund, Inc. (the “Acquired Company”), a Maryland corporation formed on November 23, 1982, on behalf of each of its series set forth on Exhibit A hereto (each an “Acquired Fund,” and collectively the “Acquired Funds”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. Each reorganization of an Acquired Fund will consist of the transfer of all of the assets of the Acquired Fund in exchange solely for shares of beneficial interest of the corresponding Acquiring Fund (as shown on Exhibit A), the assumption by the Acquiring Fund of the liabilities of the corresponding Acquired Fund and the distribution of such shares of the Acquiring Fund to the shareholders of the corresponding Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUIRING SHARES AND LIQUIDATION OF ACQUIRED FUND.

1.1.	Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein:

(a)	The Acquired Company, on behalf of each Acquired Fund, will transfer and deliver to the corresponding Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the corresponding Acquired Fund as set forth in paragraph 1.2;

(b)	The Acquiring Fund will assume all of the corresponding Acquired Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date (as defined in paragraph 1.2 hereof), whether stated or unstated, including without limitation any indemnification obligations of the Acquired Fund, including indemnification of the officers and directors of the Acquired Fund in connection with their actions related to this transaction (collectively, the “Obligations”); and

(c)	The Acquiring Fund will issue and deliver to the corresponding Acquired Fund in exchange for such assets the number of full and fractional shares of each class of the Acquiring Fund determined by dividing the net asset value of the respective class of shares of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one share of the respective class of the Acquiring Fund, computed in the manner and as of the time and date set forth in paragraph 2.2 (with the shares of the Acquiring Fund to be issued and delivered in accordance with this subparagraph (c) being referred to herein as the “Acquiring Shares”). Holders of Class A, Class B, Class D, Class E, Class F and/or Class G shares of the Acquired Fund will receive Class A, Class B, Class D, Class E, Class F and/or Class G shares, respectively, of the corresponding Acquiring Fund as set forth on Exhibit B. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2.	The assets of the Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the “Closing Date”), including any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

1.3.	As provided in paragraphs 3.4 and 3.6, as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), each Acquired Fund will liquidate and distribute to its shareholders of record (the “Acquired Fund Shareholders”), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquiring Shares received by the Acquired Fund pursuant to paragraph 1.1. Each Acquired Fund Shareholder shall be entitled to receive that proportion of each class of Acquiring Shares (consisting, in the case of each Acquired Fund Shareholder, of Acquiring Shares of the same designated class as the shares of the Acquired Fund which such Acquired Fund Shareholder holds) which the number of shares of that class of the Acquired Fund held by such Acquired Fund Shareholder bears to the total number of shares of that class of the Acquired Fund outstanding on the Valuation Date. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Shares then credited to the account of the Acquired Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective number of Acquiring Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquiring Shares in connection with such exchange.

1.4.	With respect to Acquiring Shares distributable pursuant to paragraph 1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Trust will not permit such Shareholder to receive Acquiring Share certificates therefor, exchange such Acquiring Shares for shares of other investment companies, effect an account transfer of such Acquiring Shares, or pledge or redeem such Acquiring Shares until the Acquiring Trust has been notified by the Acquired Fund or its agent that such Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

1.5.	Any obligation of an Acquired Fund to make filings with governmental authorities is and shall remain the responsibility of the Acquired Fund through the Closing Date and up to and including such later date on which the Acquired Fund is terminated.

1.6.	As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the corresponding Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code and certified by the Treasurer of the Acquired Fund.

1.7.	As promptly as possible after the Closing Date, each Acquired Fund shall be terminated pursuant to the provisions of the laws of the State of Maryland, and, after the Closing Date, each Acquired Fund shall not conduct any business except in connection with its liquidation.

2.	VALUATION.

2.1.	For the purpose of paragraph 1, the value of the assets of a class of shares of each Acquired Fund shall be the net asset value of such class of the Acquired Fund computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the “Valuation Date”) using the valuation procedures as adopted by the Board of Trustees of the Acquiring Trust, and shall be certified by an authorized officer of the Acquired Company.

2.2.	For the purpose of paragraph 1, the net asset value of a share of a class of an Acquiring Fund shall be the net asset value per share of such class computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures as adopted by the Board of Trustees of the Acquiring Trust.

3.	CLOSING AND CLOSING DATE.

3.1.	The Closing Date shall be on April 30, 2012, or on such other date as the parties may agree in writing. The Closing shall be held at 9:30 a.m. on the

Closing Date at the offices of MetLife Advisers, LLC, located at 501 Boylston Street, Boston, Massachusetts 02116, or at such other time and/or place as the parties may agree.

3.2.	The portfolio securities of each Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the corresponding Acquiring Fund (the “Custodian”), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund’s cash shall be delivered by the Acquired Fund to the Custodian for the account of the corresponding Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4 or Rule 17f-5, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”) and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such transfer stamps. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “State Street Bank and Trust Company, custodian for the corresponding Acquiring Fund, a series of Metropolitan Series Fund.”

3.3.	In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or general trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the original Valuation Date, this Agreement may be terminated by either of the Acquiring Trust or the Acquired Company upon the giving of written notice to the other party.

3.4.

At the Closing, each Acquired Fund or its transfer agent shall deliver to the corresponding Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of each class of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Acquired Company. The Acquiring Trust shall provide to each Acquired Fund evidence satisfactory to the Acquired Fund that the Acquiring Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund’s account on the books of the corresponding Acquiring Fund. On the Liquidation Date, the Acquiring Trust shall provide to each Acquired Fund evidence satisfactory to the Acquired Fund that such Acquiring Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

3.5.	At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4.	REPRESENTATIONS AND WARRANTIES.

4.1.	The Acquired Company, on behalf of each Acquired Fund, represents and warrants the following to the Acquired Fund’s corresponding Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquired Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its property and assets and to conduct its business as currently conducted;

(b)	The Acquired Company is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and each Acquired Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Articles of Incorporation of the Acquired Company and the 1940 Act;

(c)	The Acquired Company is not in violation in any material respect of any provisions of its Articles of Incorporation or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Company is a party or by which any Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(d)	The Acquired Company has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to an Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from an Acquired Fund;

(e)

Except as previously disclosed in writing to and accepted by the corresponding Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. No Acquired Fund knows of any facts which might form the basis for the institution of such proceedings, and no Acquired Fund is a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(f)	The statement of assets and liabilities as of December 31, 2011, the statement of operations for the fiscal year ended December 31, 2011, the statement of changes in net assets for the fiscal year ended December 31, 2011, and the schedule of investments as of December 31, 2011, of the Acquired Fund, copies of which will be furnished to the corresponding Acquiring Fund prior to the Closing Date, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of assets referred to above or those incurred in the ordinary course of its business since December 31, 2011;

(g)	Since December 31, 2011, there has not been any material adverse change in an Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the corresponding Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the entity providing sub-advisory services, participation in a merger or similar transaction with another investment company as the acquiring fund, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(h)	By the Closing Date, all federal and other tax returns and reports of an Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, all federal and other taxes shown to be due on said returns and reports and any assessments received by the Acquired Fund shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge no such return is currently under audit by the Internal Revenue Service or any state or local tax authority and no assessment has been asserted with respect to any such return;

(i)

For all taxable years and all applicable quarters of such years from the date of its inception, each Acquired Fund has met, and will continue to meet through the Closing Date, the requirements of Subchapter M of the

Code, for treatment as a “regulated investment company” within the meaning of Sections 851 and 852 of the Code and the diversification requirements of Section 817(h) of the Code and the regulations thereunder. Neither the Acquired Company nor any Acquired Fund has at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Sections 852 or 4982 of the Code. Each Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

(j)	The authorized capital of the Acquired Company consists of 4.75 billion shares of common stock, par value $0.01 per share. The outstanding shares of common stock in each Acquired Fund are, and at the Closing Date will be as set forth on Exhibit B, having the characteristics described in the Acquired Fund’s then current prospectus or prospectuses and statement of additional information or statements of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”). All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and (except as set forth in the Acquired Fund Prospectus) non-assessable by the Acquired Company, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock in an Acquired Fund of any class are outstanding and none will be outstanding on the Closing Date;

(k)	The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to and accepted by the corresponding Acquiring Fund;

(l)	The execution, delivery and performance of this Agreement has been duly authorized by the required vote of the shareholders of the Acquired Company, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(m)	The Acquiring Shares to be issued to each Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

(n)	The information provided by each Acquired Fund for use in the Proxy Statement referred to in paragraph 5.3 and any information provided by an Acquired Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto;

(o)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by an Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state insurance, securities or blue sky laws (which term as used in this Agreement shall include the laws of the District of Columbia and of Puerto Rico);

(p)	At the Closing Date, the Acquired Company, on behalf of each Acquired Fund, will have good and marketable title to its assets to be transferred to the corresponding Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the corresponding Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, each Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to and accepted by the Acquiring Fund. As used in this Agreement, the term “Investments” shall mean each Acquired Fund’s investments shown on the schedule of its investments as of December 31, 2011, referred to in Section 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions through the Closing Date;

(q)

At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the corresponding Acquiring Fund will remain in compliance with such mandatory investment restrictions as are set forth in the then current prospectus or prospectuses and the statement of additional information or statements of additional information of the Acquiring Fund (collectively, as from time to time amended and supplemented, the “Acquiring Fund Prospectus”), as amended through the Closing Date; and

(r)	No registration of any of the Investments under the 1933 Act or under any state securities or blue sky laws would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the corresponding Acquired Fund, except as previously disclosed by the Acquired Fund to and accepted by the corresponding Acquiring Fund.

(s)	On the Closing Date, the then current prospectus or prospectuses and the statement of additional information or statements of additional information of the Acquired Fund (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”) conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there will be no material contracts to which an Acquired Fund is a party that are not referred to in such Acquired Fund Prospectus or in the registration statement of which it is a part;

4.2.	The Acquiring Trust, on behalf of each Acquiring Fund, represents and warrants the following to the Acquired Company and to the corresponding Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquiring Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its property and assets and to conduct its business as currently conducted;

(b)	Immediately after the Acquiring Trust adopts the Acquired Company’s registration statements on Form N-1A and N-8A, as contemplated by paragraph 5.7, the Acquiring Trust will be a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act will be in full force and effect, and each Acquiring Fund will be a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

(c)	At the Closing Date, each Acquiring Fund will have good and marketable title to its assets;

(d)	The Acquiring Trust is not in violation in any material respect of any provision of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party or by which an Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(e)	Except as previously disclosed in writing to and accepted by the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the corresponding Acquiring Fund or any of its properties or assets. No Acquiring Fund knows of any facts which might form the basis for the institution of such proceedings, and no Acquiring Fund is a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(f)	Each Acquiring Fund was established by the trustees of the Acquiring Trust in order to effect the transactions described in this Agreement. It has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a “regulated investment company” for federal income tax purposes. However, upon filing its first income tax return at the completion of its first taxable year, each Acquiring Fund will elect to be a “regulated investment company” and from the beginning of its first taxable year will take all steps necessary to ensure that it qualifies for taxation as a “regulated investment company” under Sections 851 and 852 of the Code;

(g)	As of the Closing Date, each Acquiring Fund shall not have been required to have filed any federal, state or other tax returns or reports. All of an Acquiring Fund’s tax liabilities, if any, will have been adequately provided for on its books. To the best of each Acquiring Fund’s knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised by the Internal Revenue Service or by any state or local tax authority, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(h)

The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, par value $0.001 per share. Each Acquiring Fund has no shares of beneficial interest issued and outstanding. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock in the Acquiring Trust of any class are outstanding and none will be outstanding on the Closing Date (except such rights as the Acquiring Funds may have pursuant to this Agreement);

(i)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust, and this Agreement constitutes the valid and binding obligation of the Acquiring Trust and each Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(j)	The Acquiring Shares to be issued and delivered to each Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares of the corresponding Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and no shareholder of the Acquiring Trust will have any preemptive right of subscription or purchase in respect thereof;

(k)	The information to be furnished by each Acquiring Fund for use in the Proxy Statement referred to in paragraph 5.3 and any information furnished by the Acquiring Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

(l)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by an Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or blue sky laws.

5.	COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

The Acquiring Trust, on behalf of each Acquiring Fund, and the Acquired Company, on behalf of each Acquired Fund, each hereby covenants and agrees with the other as follows:

5.1.

Each Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions and any trading activities in anticipation of the transactions contemplated hereby. Each Acquiring Fund will not carry on any business activities between the date hereof and the Closing Date (other than such activities as are customary to the organization of a new registered investment company prior to its commencement of operations).

5.2.	The Acquired Company will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3.	In connection with the meeting of the Acquired Fund Shareholders referred to in paragraph 5.2, the Acquired Company will prepare and file a Proxy Statement for such meeting to be distributed to the Acquired Fund Shareholders pursuant hereto, all in compliance with the applicable requirements of the 1934 Act and the 1940 Act.

5.4.	The Acquiring Fund will advise the corresponding Acquired Fund promptly if at any time prior to the Closing Date the Acquiring Fund becomes aware that the assets of the Acquired Fund include any securities which the corresponding Acquiring Fund is not permitted to acquire.

5.5.	Subject to the provisions of this Agreement, the Acquired Fund and the corresponding Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

5.6.	Each Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7.	Each of the Acquiring Trust and Acquired Company will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable for the Acquiring Trust to adopt the Acquired Company’s registration statements on Form N-1A and Form N-8A on file with the Securities and Exchange Commission on the Closing Date or such other time as the Acquiring Trust and Acquired Company may agree in writing.

5.8.

Prior to the commencement of the transactions contemplated by paragraphs 1.1 through 1.7 of this Agreement, each Acquired Fund shall purchase one or more shares (the “Initial Shares”) of its corresponding Acquiring Fund and by written consent (i) approve all of the advisory and sub-advisory agreements of the Acquiring Fund, (ii) approve any plans of the Acquiring Fund adopted pursuant to Rule 12b-1 under the 1940 Act and (iii) approve such other arrangements of the Acquiring Fund as are required by the 1940 Act or the rules and regulations thereunder to be approved by shareholders, and the Acquired Company, as the sole shareholder of the Acquiring Trust by virtue of the Initial Shares held by the Acquired Funds, shall by written consent (i) elect trustees of the Acquiring Trust, (ii) ratify the selection of the Acquiring Trust’s auditors, and (iii) approve such other arrangements of the Acquiring Trust, as are required by the 1940 Act or the rules and regulations thereunder to be approved by shareholders. After the aforementioned written consents have been completed, the Acquired Funds shall redeem each of the Initial Shares immediately.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

The obligations of each Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the corresponding Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1.	The Acquiring Trust, on behalf of each Acquiring Fund, shall have delivered to the Acquired Company a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Company and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust on behalf of each Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the corresponding Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2.	The Acquiring Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the corresponding Acquired Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the corresponding Acquired Fund existing at the Valuation Date in connection with the transactions contemplated by this Agreement, other than liabilities pursuant to this Agreement.

6.3.	The Acquired Company shall have received a favorable opinion from Ropes and Gray LLP, counsel to the Acquiring Trust for the transactions contemplated hereby, dated the Closing Date to the following effect, or such other opinion in form and substance satisfactory to the Treasurer of the Acquired Company:

(a)

the Acquiring Trust is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has power and authority necessary to own all of its properties and assets and to carry on its business as presently conducted, and each Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and Declaration of Trust and By-laws of the Trust;

(b)	this Agreement has been duly authorized, executed and delivered on behalf of each Acquiring Fund and, assuming the Proxy Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Company on behalf of each Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except (i) as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and general equitable principles and (ii) insofar as rights to indemnity thereunder may be limited by federal or state securities laws;

(c)	each Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder;

(d)	the Acquiring Shares to be issued for transfer to the shareholders of the Acquired Fund as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and non-assessable shares of the corresponding Acquiring Fund, assuming that as consideration for such shares not less than the net asset value of such shares has been paid and that the conditions set forth in this Agreement have been satisfied, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect of such shares;

(e)	the execution and delivery of this Agreement by the Acquiring Trust on behalf of each Acquiring Fund did not, and the performance by the Acquiring Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Acquiring Trust’s Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound;

(f)	to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or an Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained;

(g)	such counsel does not know of any legal or governmental proceedings relating to the Acquiring Trust or any Acquiring Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Proxy Statement referred to in paragraph 5.3 which are not described therein;

(h)	Immediately after the Acquiring Trust adopts the Acquired Company’s registration statement on N-8A, as contemplated by paragraph 5.7, the Acquiring Trust will be registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(i)	to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Trust or an Acquiring Fund or any of their properties or assets that would impair the Acquiring Trust’s ability to perform its obligations under this Agreement, and, to the knowledge of such counsel, neither the Acquiring Trust nor any Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of each Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Company and the corresponding Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1.	The Acquired Company, on behalf of each Acquired Fund, shall have delivered to the Acquiring Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Company on behalf of each Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Company and each Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;

The Acquiring Trust shall have received a favorable opinion from Ropes & Gray LLP counsel to the Acquired Company for the transactions contemplated hereby, dated the Closing Date and to the following effect, or such other opinion in form and substance satisfactory to the Treasurer of the Acquired Trust:

(a)	the Acquired Company is a corporation duly organized and validly existing under the laws of the State of Maryland and has power and authority necessary to own all of its properties and assets and to carry on its business as presently conducted, and each Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Articles of Incorporation and By-laws of the Acquired Company;

(b)	this Agreement has been duly authorized, executed and delivered on behalf of each Acquired Fund and, assuming the Proxy Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of each Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except (i) as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and general equitable principles and (ii) insofar as rights to indemnity thereunder may be limited by federal or state securities laws;

(c)	each Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the corresponding Acquiring Fund;

(d)	the execution and delivery of this Agreement by the Acquired Company on behalf of each Acquired Fund did not, and the performance by the Acquired Company and the Acquired Fund of their respective obligations hereunder will not, violate the Acquired Company’s Articles of Incorporation or By-laws, or any provision of any agreement known to such counsel to which the Acquired Company or any Acquired Fund is a party or by which either of them is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquired Company or any Acquired Fund is a party or by which either of them is bound;

(e)	to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Company or any Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained;

(f)	to such counsel’s knowledge there is no legal or governmental proceeding relating to the Acquired Company or any Acquired Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Proxy Statement referred to in paragraph 5.3 which are not described therein;

(g)	the Acquired Company is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(h)	to such counsel’s knowledge, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to the Acquired Company or any Acquired Fund or any of their properties or assets that would impair the Acquired Company’s ability to perform its obligations under this Agreement, and, to such counsel’s knowledge, neither the Acquired Company nor any Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7.2.	Each Acquired Fund shall have furnished to the Acquiring Fund tax returns, signed by a representative of Deloitte Tax LLP for the fiscal year ended December 31, 2011.

7.3.	Each Acquired Fund shall have furnished to the corresponding Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

7.4.	The custodian of each Acquired Fund shall have delivered to the corresponding Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date, and the Acquired Fund shall have delivered to the corresponding Acquiring Fund a statement of assets and liabilities of the Acquired Fund as of the Valuation Date, prepared in accordance with generally accepted accounting principles consistently applied from the prior audited period, certified by the Treasurer of the Acquired Fund.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

The respective obligations of the Acquiring Trust and the Acquired Company hereunder are each subject to the further conditions that on or before the Closing Date:

8.1.	This Agreement and the transactions contemplated herein shall have been approved by the required vote of shareholders of the Acquired Company of record on the record date for the meeting of its shareholders referred to in paragraph 5.2;

8.2.	On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby;

8.3.	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state blue sky and securities authorities) deemed necessary by the Acquiring Trust or the Acquired Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of each Acquiring Fund or Acquired Fund;

8.4.	If a reorganization of an Acquired Fund will be treated as a tax-free reorganization by an Acquiring Fund and its corresponding Acquired Fund, each of the Acquiring Fund and Acquired Fund shall have received an opinion from Ropes & Gray LLP regarding the qualification of such reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), in form and substance satisfactory to the Treasurers of the Acquiring Trust and the Acquired Company; and

8.5.	At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Directors of the Acquired Company and the Board of Trustees of the Acquiring Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the corresponding Acquiring Fund.

9.	FEES AND EXPENSES.

9.1.	Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Acquired Fund and the corresponding Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by the Acquired Company. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Proxy Statement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Acquired Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, each Acquiring Fund shall pay its own federal and state registration fees.

9.2.	Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither the Acquiring Fund nor the corresponding Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages.

9.3.	Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.1.	The Acquired Company on behalf of each Acquired Fund and the Acquiring Trust on behalf of each Acquiring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2.	The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder, except paragraphs 1.1, 1.3, 1.5, 1.6, 1.7, 3.4, 7.3, 9, 10, 13 and 14.

11.	TERMINATION.

This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Acquired Company. In addition, either the Acquiring Trust or the Acquired Company may at its option terminate this Agreement at or prior to the Closing Date:

(a)	Because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

(b)	If a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met;

(c)	If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2012, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquiring Trust and the Acquired Company; or

(d)	If the Board of Directors of each Acquired Fund or the Board of Trustees of each Acquiring Fund, as the case may be, determines that the termination of this Agreement is in the best interests of the Acquired Fund’s and the Acquiring Fund’s shareholders.

12.	AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Company on behalf of each Acquired Fund and the Acquiring Trust on behalf of each Acquiring Fund; provided, however, that following the shareholders’ meeting called by the Acquired Company pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

13.	NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to Metropolitan Series Fund, Inc. or Metropolitan Series Fund, 501 Boylston Street, Boston, MA 02116, attn: Secretary.

14.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE; FINDERS’ FEES.

14.1.	The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3.	This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Maryland, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

14.4.	This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5.	A copy of the Articles of Incorporation of the Acquired Company is on file with the Secretary of State of the State of Maryland and a Certificate of Trust of the Acquiring Trust is on file with the Secretary of State of the State of Delaware, and notice is hereby given that no trustee, director, officer, agent or employee of either the Acquired Company or the Acquiring Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the corresponding Acquiring Fund.

14.6.	The Acquired Company, on behalf of each Acquired Fund, and the Acquiring Trust, on behalf of each Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Vice President and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

METROPOLITAN SERIES FUND, INC., on behalf of its series on Exhibit A

By:
Name:
Title:

METROPOLITAN SERIES FUND, on behalf of its series on Exhibit A

By:
Name:
Title:

EXHIBIT A

Acquired Fund		Acquiring Fund
Artio International Stock Portfolio	g	Artio International Stock Portfolio
Barclays Capital Aggregate Bond Index Portfolio	g	Barclays Capital Aggregate Bond Index Portfolio
BlackRock Aggressive Growth Portfolio	g	BlackRock Aggressive Growth Portfolio
BlackRock Bond Income Portfolio	g	BlackRock Bond Income Portfolio
BlackRock Diversified Portfolio	g	BlackRock Diversified Portfolio
BlackRock Large Cap Value Portfolio	g	BlackRock Large Cap Value Portfolio
BlackRock Legacy Large Cap Growth Portfolio	g	BlackRock Legacy Large Cap Growth Portfolio
BlackRock Money Market Portfolio	g	BlackRock Money Market Portfolio
Davis Venture Value Portfolio	g	Davis Venture Value Portfolio
FI Value Leaders Portfolio	g	FI Value Leaders Portfolio
Jennison Growth Portfolio	g	Jennison Growth Portfolio
Loomis Sayles Small Cap Core Portfolio	g	Loomis Sayles Small Cap Core Portfolio
Loomis Sayles Small Cap Growth Portfolio	g	Loomis Sayles Small Cap Growth Portfolio
Met/Artisan Mid Cap Value Portfolio	g	Met/Artisan Mid Cap Value Portfolio
Met/Dimensional International Small Company Portfolio	g	Met/Dimensional International Small Company Portfolio
MetLife Conservative Allocation Portfolio	g	MetLife Conservative Allocation Portfolio
MetLife Conservative to Moderate Allocation Portfolio	g	MetLife Conservative to Moderate Allocation Portfolio
MetLife Mid Cap Stock Index Portfolio	g	MetLife Mid Cap Stock Index Portfolio
MetLife Moderate Allocation Portfolio	g	MetLife Moderate Allocation Portfolio
MetLife Moderate to Aggressive Allocation Portfolio	g	MetLife Moderate to Aggressive Allocation Portfolio
MetLife Stock Index Portfolio	g	MetLife Stock Index Portfolio
MFS® Total Return Portfolio	g	MFS® Total Return Portfolio
MFS® Value Portfolio	g	MFS® Value Portfolio
Morgan Stanley EAFE Index Portfolio	g	Morgan Stanley EAFE Index Portfolio
Neuberger Berman Genesis Portfolio	g	Neuberger Berman Genesis Portfolio
Neuberger Berman Mid Cap Value Portfolio	g	Neuberger Berman Mid Cap Value Portfolio

Acquired Fund		Acquiring Fund
Oppenheimer Global Equity Portfolio	g	Oppenheimer Global Equity Portfolio
Russell 2000 Index Portfolio	g	Russell 2000 Index Portfolio
T. Rowe Price Large Cap Growth Portfolio	g	T. Rowe Price Large Cap Growth Portfolio
T. Rowe Price Small Cap Growth Portfolio	g	T. Rowe Price Small Cap Growth Portfolio
Van Eck Global Natural Resources Portfolio	g	Van Eck Global Natural Resources Portfolio
Western Asset Management Strategic Bond Opportunities Portfolio	g	Western Asset Management Strategic Bond Opportunities Portfolio
Western Asset Management U.S. Government Portfolio	g	Western Asset Management U.S. Government Portfolio
Zenith Equity Portfolio	g	Zenith Equity Portfolio

EXHIBIT B

Share Class Mapping

Acquired Fund	Share Class	Acquiring Fund	Share Class
Artio International Stock Portfolio	Class A	Artio International Stock Portfolio	Class A
	Class B		Class B
	Class E		Class E

Barclays Capital Aggregate Bond Index Portfolio	Class A	Barclays Capital Aggregate Bond Index Portfolio	Class A
	Class B		Class B
	Class E		Class E
	Class G		Class G

BlackRock Aggressive Growth Portfolio	Class A	BlackRock Aggressive Growth Portfolio	Class A
	Class B		Class B
	Class D		Class D
	Class E		Class E

BlackRock Bond Income Portfolio	Class A	BlackRock Bond Income Portfolio	Class A
	Class B		Class B
	Class E		Class E

BlackRock Diversified Portfolio	Class A	BlackRock Diversified Portfolio	Class A
	Class B		Class B
	Class E		Class E

BlackRock Large Cap Value Portfolio	Class A	BlackRock Large Cap Value Portfolio	Class A
	Class B		Class B
	Class E		Class E

BlackRock Legacy Large Cap Growth Portfolio	Class A	BlackRock Legacy Large Cap Growth Portfolio	Class A
	Class B		Class B
	Class E		Class E

BlackRock Money Market Portfolio	Class A	BlackRock Money Market Portfolio	Class A
	Class B		Class B
	Class E		Class E

Davis Venture Value Portfolio	Class A	Davis Venture Value Portfolio	Class A
	Class B		Class B
	Class E		Class E

FI Value Leaders Portfolio	Class A	FI Value Leaders Portfolio	Class A
	Class B		Class B
	Class D		Class D
	Class E		Class E

Acquired Fund	Share Class	Acquiring Fund	Share Class
Jennison Growth Portfolio	Class A	Jennison Growth Portfolio	Class A
	Class B		Class B
	Class E		Class E

Loomis Sayles Small Cap Core Portfolio	Class A	Loomis Sayles Small Cap Core Portfolio	Class A
	Class B		Class B
	Class E		Class E

Loomis Sayles Small Cap Growth Portfolio	Class A	Loomis Sayles Small Cap Growth Portfolio	Class A
	Class B		Class B
	Class D		Class D
	Class E		Class E
	Class F		Class F
	Class G		Class G

Met/Artisan Mid Cap Value Portfolio	Class A	Met/Artisan Mid Cap Value Portfolio	Class A
	Class B		Class B
	Class E		Class E

Met/Dimensional International Small Company Portfolio	Class A Class B	Met/Dimensional International Small Company Portfolio	Class A Class B

MetLife Conservative Allocation Portfolio	Class A Class B	MetLife Conservative Allocation Portfolio	Class A Class B

MetLife Conservative to Moderate Allocation Portfolio	Class A Class B	MetLife Conservative to Moderate Allocation Portfolio	Class A Class B

MetLife Mid Cap Stock Index Portfolio	Class A	MetLife Mid Cap Stock Index Portfolio	Class A
	Class B		Class B
	Class E		Class E
	Class G		Class G

MetLife Moderate Allocation Portfolio	Class A	MetLife Moderate Allocation Portfolio	Class A
	Class B		Class B

MetLife Moderate to Aggressive Allocation Portfolio	Class A Class B	MetLife Moderate to Aggressive Allocation Portfolio	Class A Class B

MetLife Stock Index Portfolio	Class A	MetLife Stock Index Portfolio	Class A
	Class B		Class B
	Class D		Class D
	Class E		Class E

Acquired Fund	Share Class	Acquiring Fund	Share Class
MFS® Total Return Portfolio	Class A	MFS® Total Return Portfolio	Class A
	Class B		Class B
	Class D		Class D
	Class E		Class E
	Class F		Class F
	Class G		Class G

MFS® Value Portfolio	Class A	MFS® Value Portfolio	Class A
	Class B		Class B
	Class E		Class E
	Class F		Class F

Morgan Stanley EAFE Index Portfolio	Class A	Morgan Stanley EAFE Index Portfolio	Class A
	Class B		Class B
	Class E		Class E
	Class G		Class G

Neuberger Berman Genesis Portfolio	Class A	Neuberger Berman Genesis Portfolio	Class A
	Class B		Class B
	Class E		Class E

Neuberger Berman Mid Cap Value Portfolio	Class A	Neuberger Berman Mid Cap Value Portfolio	Class A
	Class B		Class B
	Class E		Class E

Oppenheimer Global Equity Portfolio	Class A	Oppenheimer Global Equity Portfolio	Class A
	Class B		Class B
	Class E		Class E

Russell 2000 Index Portfolio	Class A	Russell 2000 Index Portfolio	Class A
	Class B		Class B
	Class E		Class E
	Class G		Class G

T. Rowe Price Large Cap Growth Portfolio	Class A	T. Rowe Price Large Cap Growth Portfolio	Class A
	Class B		Class B
	Class E		Class E

T. Rowe Price Small Cap Growth Portfolio	Class A	T. Rowe Price Small Cap Growth Portfolio	Class A
	Class B		Class B
	Class E		Class E

Van Eck Global Natural Resources Portfolio	Class A Class B	Van Eck Global Natural Resources Portfolio	Class A Class B

Western Asset Management Strategic Bond Opportunities Portfolio	Class A Class B Class E	Western Asset Management Strategic Bond Opportunities Portfolio	Class A Class B Class E

Acquired Fund	Share Class	Acquiring Fund	Share Class
Western Asset Management U.S. Government Portfolio	Class A Class B Class E	Western Asset Management U.S. Government Portfolio	Class A Class B Class E

Zenith Equity Portfolio	Class A	Zenith Equity Portfolio	Class A

PROXY

[PORTFOLIO(S) NAME DROP-IN]

OF

METROPOLITAN SERIES FUND, INC.

SPECIAL MEETING OF SHAREHOLDERS

February 24, 2012

KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the [Portfolio(s) Name Drop-In] of Metropolitan Series Fund, Inc. (the “Fund”) hereby appoints Elizabeth M. Forget, Alan C. Leland, Jr., Michael P. Lawlor, Jeffrey Bernier and Peter H. Duffy, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Fund to be held at the offices of MetLife Advisers, LLC, 501 Boylston Street, Boston, Massachusetts 02116, at 10:00 a.m. Eastern Time on February 24, 2012 and at any adjournments or postponements thereof (the “Meeting”), as follows:

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ¢

1.	To elect Directors of the Fund.	FOR ALL	FOR ALL	WITHOLD
	(01) Stephen M. Alderman	NOMINEES	NOMINEES	AUTHORITY
	(02) Robert Boulware	LISTED	LISTED	TO VOTE
	(03) Daniel A. Doyle	[ ]	EXCEPT AS NOTED BELOW [ ]	FOR ALL NOMINEES LISTED [ ]
(04) Susan C. Gause
(05) Nancy Hawthorne
(06) Keith M. Schappert
(07) Linda B. Strumpf
(08) Dawn M. Vroegop
(09) Elizabeth M. Forget

INSTRUCTION: TO WITHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NUMBER(S) ON THE LINE IMMEDIATELY ABOVE.

2.	To approve, with respect to each Portfolio listed below, an amended and restated advisory agreement between the Fund on behalf of such Portfolio, and MetLife Advisers, LLC.

In respect of:

Artio International Stock Portfolio

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

Barclays Capital Aggregate Bond Index Portfolio

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

BlackRock Aggressive Growth Portfolio

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

BlackRock Bond Income Portfolio

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

BlackRock Diversified Portfolio

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

BlackRock Large Cap Value Portfolio

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

BlackRock Legacy Large Cap Growth Portfolio

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

BlackRock Money Market Portfolio

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

Davis Venture Value Portfolio

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

FI Value Leaders Portfolio

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

Jennison Growth Portfolio

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

Loomis Sayles Small Cap Core Portfolio

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

Loomis Sayles Small Cap Growth Portfolio

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

Met/Artisan Mid Cap Value Portfolio

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

Met/Dimensional International Small Company Portfolio

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

MetLife Conservative Allocation Portfolio

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

2

MetLife Conservative to Moderate Allocation Portfolio

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

MetLife Mid Cap Stock Index Portfolio

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

MetLife Moderate Allocation Portfolio

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

MetLife Moderate to Aggressive Allocation Portfolio

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

MetLife Stock Index Portfolio

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

MFS Total Return Portfolio

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

MFS Value Portfolio

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

Morgan Stanley EAFE Index Portfolio

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

Neuberger Berman Genesis Portfolio

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

Neuberger Berman Mid Cap Value Portfolio

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

Oppenheimer Global Equity Portfolio

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

Russell 2000 Index Portfolio

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

T. Rowe Price Large Cap Growth Portfolio

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

T. Rowe Price Small Cap Growth Portfolio

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

Van Eck Global Natural Resources Portfolio

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

3

Western Asset Management Strategic Bond Opportunities Portfolio

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

Western Asset Management U.S. Government Portfolio

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

Zenith Equity Portfolio

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

3.	To approve an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of each Portfolio of the Fund to, and the assumption of all of the liabilities of each Portfolio of the Fund by, a separate, corresponding newly-formed series (a “New Portfolio”) of Metropolitan Series Fund, a Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (ii) the distribution of such shares to the shareholders of each Portfolio in complete liquidation of each Portfolio; and (iii) the dissolution of the Fund under Maryland law.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ALL OF THE PROPOSALS IF A PROPERLY EXECUTED PROXY CARD IS RETURNED BUT NO CHOICE IS INDICATED. THE BOARD OF DIRECTORS OF THE FUND SOLICITS YOUR PROXY AND RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. Discretionary authority to vote this proxy in accordance with the recommendation of management of the Fund is hereby conferred as to all other matters as may properly come before the Meeting.

Dated: , 2012

Name of Insurance Company

Name and Title of Authorized Officer

Signature of Authorized Officer

4

[Portfolio Name(s) Drop-In]

Name(s) of Separate Account(s)

Of the Insurance Company

Owning Shares in this Portfolio:

             Insurance Company

Separate Account

5

VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope

VOTE IN PERSON
Attend Shareholder Meeting
501 Boylston Street
Boston MA 02116
on February 24, 2012

Please detach at perforation before mailing.

VOTING INSTRUCTION | **METROPOLITAN SERIES FUND, INC.** | **VOTING INSTRUCTION**

Special Meeting of Shareholders
February 24, 2012

[Insurance Company Name Drop-In]
The undersigned hereby instructs the above Insurance Company (the "Insurance Company") to vote the shares of the Portfolio(s) as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Portfolio(s) to be held at the offices of MetLife Advisers, LLC, 501 Boylston Street, Boston, Massachusetts 02116, at 10:00 a.m. Eastern Time on February 24, 2012, and at any adjournments or postponements thereof.

The Insurance Company and the Board of Directors of the Fund (the "Board") solicit your voting instructions, and the Board recommends that you instruct the Insurance Company to vote "FOR" the Proposals, each of which is being proposed by the Fund. The Insurance Company will vote the appropriate number of Portfolio shares pursuant to the instruction given. **If no instruction is set forth as to a Proposal on a properly executed returned voting instruction, the Insurance Company will vote FOR the Proposal. The approval and implementation of any of the Proposals is not contingent on the approval of any of the other Proposals. The Insurance Company is authorized to vote in its discretion upon such other business as may properly come before the meeting and any adjournment thereof.**

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-298-8476

999 9999 9999 999	1234 5678

Please sign exactly as your name appears at left. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature

Signature of joint owner, if any

,2012
Date

MSF1_23174VI_122311

YOUR VOTE IS VERY IMPORTANT!
PLEASE SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD IN THE ENCLOSED ENVELOPE TODAY

Portfolio	Portfolio
Artio International Stock	Barclays Capital Aggregate Bond Index
BlackRock Aggressive Growth	BlackRock Bond Income
BlackRock Diversified	BlackRock Large Cap Value
BlackRock Legacy Large Cap Growth	BlackRock Money Market
Davis Venture Value	FI Value Leaders
Jennison Growth	Loomis Sayles Small Cap Core
Loomis Sayles Small Cap Growth	Met/Artisan Mid Cap Value
Met/Dimensional International Small Company	MetLife Conservative Allocation
MetLife Conservative to Moderate Allocation	MetLife Mid Cap Stock Index
MetLife Moderate Allocation	MetLife Moderate to Aggressive Allocation
MetLife Stock Index	MFS® Total Return
MFS® Value	Morgan Stanley EAFE Index

Please detach at perforation before mailing.

1. To elect Directors of the Fund:

			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 Stephen M. Alderman	02 Robert Boulware	03 Daniel A. Doyle	☐	☐	☐
04 Susan C. Gause	05 Nancy Hawthorne	06 Keith M. Schappert			
07 Linda B. Strumpf	08 Dawn M. Vroegop	09 Elizabeth M. Forget			

Instruction: To withhold authority to vote for any individual nominee, mark the "For All Except" box and write the nominee's number on the line provided.

____

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Artio International Stock	☐	☐	☐	Barclays Capital Aggregate Bond Index	☐	☐	☐
BlackRock Aggressive Growth	☐	☐	☐	BlackRock Bond Income	☐	☐	☐
BlackRock Diversified	☐	☐	☐	BlackRock Large Cap Value	☐	☐	☐
BlackRock Legacy Large Cap Growth	☐	☐	☐	BlackRock Money Market	☐	☐	☐
Davis Venture Value	☐	☐	☐	FI Value Leaders	☐	☐	☐
Jennison Growth	☐	☐	☐	Loomis Sayles Small Cap Core	☐	☐	☐
Loomis Sayles Small Cap Growth	☐	☐	☐	Met/Artisan Mid Cap Value	☐	☐	☐
Met/Dimensional International Small Company	☐	☐	☐	MetLife Conservative Allocation	☐	☐	☐
MetLife Conservative to Moderate Allocation	☐	☐	☐	MetLife Mid Cap Stock Index	☐	☐	☐
MetLife Moderate Allocation	☐	☐	☐	MetLife Moderate to Aggressive Allocation	☐	☐	☐
MetLife Stock Index	☐	☐	☐	MFS® Total Return	☐	☐	☐
MFS® Value	☐	☐	☐	Morgan Stanley EAFE Index	☐	☐	☐

MSF1_23174VI_122311

VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope

VOTE IN PERSON
Attend Shareholder Meeting
501 Boylston Street
Boston MA 02116
on February 24, 2012

Please detach at perforation before mailing.

VOTING INSTRUCTION

VOTING INSTRUCTION

[Insurance Company Name Drop-In]
The undersigned hereby instructs the above Insurance Company (the "Insurance Company") to vote the shares of the Portfolio(s) as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Portfolio(s) to be held at the offices of MetLife Advisers, LLC, 501 Boylston Street, Boston, Massachusetts 02116, at 10:00 a.m. Eastern Time on February 24, 2012, and at any adjournments or postponements thereof.

The Insurance Company and the Board of Directors of the Fund (the "Board") solicit your voting instructions, and the Board recommends that you instruct the Insurance Company to vote "FOR" the Proposals, each of which is being proposed by the Fund. The Insurance Company will vote the appropriate number of Portfolio shares pursuant to the instruction given. **If no instruction is set forth as to a Proposal on a properly executed returned voting instruction, the Insurance Company will vote FOR the Proposal. The approval and implementation of any of the Proposals is not contingent on the approval of any of the other Proposals. The Insurance Company is authorized to vote in its discretion upon such other business as may properly come before the meeting and any adjournment thereof.**

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-298-8476

999 9999 9999 999	1234 5678

Please sign exactly as your name appears at left. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature

Signature of joint owner, if any

Date ____________________2012

MSF1_23174VI_122311

YOUR VOTE IS VERY IMPORTANT! PLEASE SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD IN THE ENCLOSED ENVELOPE TODAY

Portfolio	Portfolio
Neuberger Berman Genesis	Neuberger Berman Mid Cap Value
Oppenheimer Global Equity	Russell 2000 Index
T. Rowe Price Large Cap Growth	T. Rowe Price Small Cap Growth
Van Eck Global Natural Resources	Western Asset Management Strategic Bond Opportunities
Western Asset Management U.S. Government	Zenith Equity

Please detach at perforation before mailing.

1. To elect Directors of the Fund:

FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT ☐

Instruction: To withhold authority to vote for any individual nominee, mark the "For All Except" box and write the nominee's number on the line provided.

---

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Neuberger Berman Genesis	☐	☐	☐	Neuberger Berman Mid Cap Value	☐	☐	☐
Oppenheimer Global Equity	☐	☐	☐	Russell 2000 Index	☐	☐	☐
T. Rowe Price Large Cap Growth	☐	☐	☐	T. Rowe Price Small Cap Growth	☐	☐	☐
Van Eck Global Natural Resources	☐	☐	☐	Western Asset Management Strategic Bond Opportunities	☐	☐	☐
Western Asset Management U.S. Government	☐	☐	☐	Zenith Equity	☐	☐	☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

MSF1_23174VI_122311